                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

| |      Preliminary Information Statement
| |      Confidential, For Use of the Commission Only
         (as permitted by Rule 14c-5(d)(2))
|X|      Definitive Information Statement

                                 NURESCELL INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|_|      No fee required
|_|      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

(5) Total fee paid:

         -----------------------------------------------------------------------

|X| Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

         -----------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

(3) Filing Party:

         -----------------------------------------------------------------------

(4) Date Filed:

         -----------------------------------------------------------------------

                                 NURESCELL INC.
                                  P.O. Box 116
                         North Haven, Connecticut 06473

                              INFORMATION STATEMENT
                             Dated December 29, 2003

                                     GENERAL

            This Information Statement is being circulated to the stockholders of Nurescell Inc., a Nevada corporation (the "Company"), in connection with the taking of corporate action without a meeting by the written consent (the "Written Consent") of the holder of a majority of the Company's outstanding shares of $0.0001 par value common stock (the "Common Stock"). The stockholder who signed the Written Consent is Triton Private Equities Fund, L.P. ("Triton"), which holds of record 30,000,000 shares of Common Stock (65.1% of the shares outstanding). A copy of the Written Consent is attached to this Information Statement as Exhibit "A."

            As more completely described below, the matters upon which action has been taken pursuant to the Written Consent are: (i) approval of the transfer of the Company's proprietary radiation shielding technology, constituting substantially all of the Company's assets (the "Technology Transfer"), (ii) approval of an amendment to the Fourth Article of the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 50,000,000 to 2,000,000,000 (the "Share Increase") and (iii) authorization of the Company's Board of Directors to implement an up to one-for-2,000 reverse stock split of the Company's outstanding Common Stock (the "Reverse Stock Split") upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and its stockholders.

            The date and place at which action was taken by Written Consent was December 12, 2003, at 225 N. Market Street, Suite 333, Wichita, Kansas 67202.

            This Information Statement is being first given or sent to stockholders on or about December 29, 2003.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                       VOTING SECURITIES AND VOTE REQUIRED

            On November 20, 2003, the Company's Board of Directors ratified or approved, subject to stockholder approval, the Share Increase and the Technology Transfer, which the Board of Directors deemed to be in the best interests of the Company and its stockholders. The Board of Directors further authorized the preparation of the Written Consent and the preparation and circulation of this Information Statement to the Company's stockholders.

            There are currently 46,060,025 shares of Common Stock outstanding, with each share of Common Stock being entitled to one vote. The written consent of ten or fewer stockholders of the Company holding at least 23,030,013 shares of the issued and outstanding Common Stock was necessary to approve the actions taken pursuant to the Written Consent. Except for the Common Stock, there is no class of voting securities outstanding at this date. The record date for determining the stockholders who are entitled to receive this Information Statement is December 11, 2003 (the "Record Date").

            The matters upon which action was taken pursuant to the Written Consent were: (i) the approval of the Technology Transfer, (ii) the approval of the Share Increase and (iii) the authorization of the Reverse Stock Split.

            Pursuant to a Restructure Agreement (the "Restructure Agreement") entered into on March 21, 2003 between the Company, Triton, Advanced Technology Industries, Inc. and its subsidiary, ATI Nuklear AG, on March 21, 2003, Triton converted $30,000 in principal amount of a convertible promissory note previously issued to Triton by the Company into 30,000,000 shares of Common Stock, thus giving Triton approximately 65% of the Company's outstanding Common Stock and voting control over the Company. Also on March 21, 2003, Triton's representative, Lawrence Shatsoff, became the Company's sole officer and director, replacing James Samuelson (a representative of Advanced Technology Industries, Inc.) and Shelby Brewer. No loans or pledges were obtained by Triton for the purpose of acquiring control of the Company and, except as specified in the Restructure Agreement, there are no arrangements or understandings among Triton and those persons formerly in control of the Company with respect to the election of directors or other matters.

            The cost of this Information Statement, consisting of printing, handling and mailing of the Information Statement and related materials, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.

                       APPROVAL OF THE TECHNOLOGY TRANSFER

            SUMMARY TERM SHEET. The following summary highlights certain material information from this Information Statement regarding the Technology Transfer and does not contain all of the information that is important to you. To fully understand the Technology Transfer, you should read carefully this entire Information Statement, including the attached Exhibits, which begin at page A-1.


           o  Parties to the Technology Transfer:           The Company, Advanced Technology Industries, Inc.
                                                            ("ATI") and ATI Nuklear AG ("AG"). See "Background
                                                            Information" below.

           o  Assets being transferred by the Company:      Proprietary radiation shielding technology,
                                                            constituting all of the Company's assets, other than
                                                            any cash on hand. See "Terms of the Technology
                                                            Transfer" and "Effect of the Technology Transfer"
                                                            below.

           o Payment to be received by the Company:         Cancellation by ATI and AG of all debts and other
                                                            obligations owed to either of them by the Company
                                                            (approximately $1.2 million). See "Terms of the
                                                            Technology Transfer" and "Effect of the Technology
                                                            Transfer" below.

           o Effect on the Company's stockholders:          Stockholders will retain their shares in the Company
                                                            and will receive no payment as a result of the
                                                            Technology Transfer. See "Effect of the Technology
                                                            Transfer" below.

            BACKGROUND INFORMATION. On March 21, 2003, the Company's Board of Directors approved the Technology Transfer, which was ratified by the Company's Board of Directors on November 20, 2003. The Technology Transfer is being made pursuant to the Restructure Agreement, which was entered into by the Company in order resolve various defaults with respect to its debts and other obligations to Triton, ATI and AG. A copy of the Restructure Agreement is attached to this Information Statement as Exhibit "B." The parties to the Technology Transfer are as follows:

            Nurescell Inc.
            P.O. Box 116
            North Haven, Connecticut 06473
            (203) 239-9734

           The Company is a development stage company, with its operations to date as described in its report on Form 10-KSB for the fiscal year ended March 31, 2003 (as amended), a copy of which (without exhibits) is attached to this Information Statement as Exhibit "C" and its report on Form 10-QSB for the fiscal quarter ended September 30, 2003, a copy of which (without exhibits) is attached to this Information Statement as Exhibit "D." The Company's operations have, however, been reduced to a minimal level due to a failure to successfully market its proprietary radiation shielding technology (the "Technology") and a lack of funding. See "Fairness of the Technology Transfer; Recommendation of the Board of Directors" below. For the fiscal year ended March 31, 2003 and the six months ended September 30, 2003, the Company had no revenues and incurred net losses of $449,328 and $145,372, respectively. In addition, the Company has incurred losses from operations since inception and, as of September 30, 2003, had an accumulated deficit of $11,041,281 and a working capital deficit of $4,371,523. Although the auditor's report accompanying the Company's financial statements for that fiscal year (which are included in Exhibit "C")indicated that those financial statements were prepared assuming that the Company will continue as a going concern, due to its financial condition and other factors, there was substantial doubt as to the Company's ability to continue in that capacity.

            Advanced Technology Industries, Inc.
            Taubenstrasse 20
            Berlin, Germany 10117
            011-49-30-201-7780

            ATI is a publicly-traded Delaware corporation that was formed to identify, assess, acquire and capitalize on innovative technologies introduced and developed by scientists throughout the world. ATI's principal activities include identifying, reviewing and assessing technologies for their commercial applicability and potential and acquiring interests in a portfolio of technologies and companies.

            ATI Nuklear AG
            Taubenstrasse 20
            Berlin, Germany 10117
            011-49-30-201-7780

            AG is German company that is a wholly-owned subsidiary of ATI. AG is engaged in the development of radiation shielding and nuclear waste storage and transportation.

            TERMS OF THE TECHNOLOGY TRANSFER. The Technology Transfer provides for the transfer by the Company to ATI or AG of all right, title and interest in and to the Technology in return for the cancellation by ATI and AG of all debts and other obligations owed to either of them by the Company (the "ATI Obligations"), consisting primarily of a $1 million promissory note, plus interest, secured by the Technology (among other things) and approximately $200,000 in short-term cash advances and payments made by ATI to or for the Company. The Technology consists of proprietary intellectual property, including patents and patent applications.

            The Restructure Agreement contains various customary provisions relating to the Company, ATI and AG. Those provisions include, among other things, representations and warranties with respect to (i) the execution and enforceability of the Restructure Agreement and (ii) title to, and absence of liens on, the Technology. The preparation and circulation of this Information Statement is a condition to the completion of the Technology Transfer, and, subject to certain provisions of the Restructure Agreement, it is expected that such completion will occur 23 days after this Information Statement is sent or given to the Company's stockholders. No federal or state regulatory requirements or approvals must be complied with or obtained in connection with the Technology Transfer. In light of AG's security interest in the Technology in connection with the ATI Obligations, the parties have agreed that the transfer of the Technology pursuant to the Restructure Agreement constitutes a transfer of collateral pursuant to Section 9609 of the California Uniform Commercial Code.

            PAST CONTACTS BETWEEN THE COMPANY, ATI AND AG. During the past two years, (i) ATI has owned 4,590,000 shares of Company Common Stock (see "Security Ownership of Certain Beneficial Owners and Management" below) and (ii) James Samuelson, who was an officer and director of the Company until March 21, 2003, was also an officer of ATI. In addition, the Company has previously incurred the ATI Obligations and has entered into a "License Agreement" dated as of August 15, 2000, an "Investment Agreement" dated as of August 17, 2000 and a "Modification Agreement" dated as of June 11, 2001 with AG, each of which was later amended by a "Transaction Restructure Agreement" entered into as of September 30, 2001 between the Company, ATI and AG. Under the License Agreement, as amended, Nurescell has licensed the Technology to AG in return for specified royalty payments.

            EFFECT OF THE TECHNOLOGY TRANSFER. Following the consummation of the Technology Transfer, the Company expects to have essentially no assets. However, after that consummation, as well as certain anticipated conversions of outstanding debt into Common Stock (see "Approval of an Increase in the Authorized Shares" below), it is expected that the Company will be left with only approximately $262,000 in liabilities. It is expected that those remaining liabilities will either be settled for cash using funds provided by Triton or paid with funds provided by a third party in conjunction with a merger or other consolidation with the Company. As the Technology Transfer involves the transfer of assets in return for cancellation of certain indebtedness, the Company's stockholders will receive no payment as a result of the Technology Transfer and will retain their equity interests in the Company following the consummation of the transaction. For accounting purposes, the Company will treat the Technology Transfer as an exchange for the extinguishment of debt.

         The following is a pro forma balance sheet which shows the pro forma effects of the consummation of the Technology Transfer and the Restructure
Agreement:


                                                           NURESCELL INC.
                                                (A Company in the Development Stage)

                                                       PRO FORMA BALANCE SHEET
                                                         SEPTEMBER 30, 2003
                                                             (Unaudited)

                                                                                            September 30, 2003
                                                                       -------------------------------------------------------------
                                                                                         Pro Forma
                                                                          Historic      Adjustments         Note         Pro Forma
                                                                       -------------   -------------   -------------   -------------
ASSETS

CURRENT ASSETS:
     Cash                                                              $      2,943    $         --                    $      2,943
                                                                       -------------   -------------                   -------------
     TOTAL ASSETS                                                      $      2,943    $         --                    $      2,943
                                                                       =============   =============                   =============

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES

     Convertible notes payable - ATI (related party)                      1,000,000      (1,000,000)            (a)              --

     Convertible notes payable - Triton (related party)                     690,000        (690,000)            (b)              --

     Accounts payable and accrued expenses                                1,963,547      (1,701,061)         (b)(d)         262,486

     Due to stockholders and former officers                                370,919        (370,919)            (c)              --

     Unearned revenue                                                       350,000        (350,000)            (e)              --
                                                                       -------------   -------------                   -------------
       TOTAL CURRENT LIABILITIES                                          4,374,466      (4,111,980)                        262,486
                                                                       -------------   -------------                   -------------

STOCKHOLDERS' DEFICIENCY
     Preferred stock - 0.0001 par value; 1,000,000 shares authorized;
        -0- shares issued and outstanding
    Common stock - 0.0001 par value; 2,000,000,000 shares authorized;
        historically 46,070,238 shares issued and 46,060,025 shares outstanding; and pro forma basis 903,615,238 shares issued
        and 903,605,025 shares outstanding                                    4,607          93,992       (b)(c)(d)          98,599

     Additional paid-in capital                                           6,695,151       4,017,988    (b)(c)(d)(e)      10,713,139

     Treasury stock, at cost - 10,213 shares                                (30,000)             --                         (30,000)

     Deficit accumulated during the development stage                   (11,041,281)             --                     (11,041,281)
                                                                       -------------   -------------                   -------------
         TOTAL STOCKHOLDERS' DEFICIENCY                                  (4,371,523)      4,111,980                        (259,543)
                                                                       -------------   -------------                   -------------

     TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                    $      2,943    $         --                    $      2,943
                                                                       =============   =============                   =============

                                                NURESCELL INC.
                                     (A Company in the Development Stage)

                                       NOTES TO PRO FORMA BALANCE SHEET
                                              SEPTEMBER 30, 2003
                                                 (Unaudited)

Notes               Description                                                        Addition/(Subtraction)
-----               -----------                                                        ----------------------
(a)    CONVERTIBLE NOTES PAYABLE - ATI (RELATED PARTY) - In accordance with the Restructure Agreement, ATI relieves the Company of its principal debt obligation in exchange for the transfer of the Technology, as
         defined in the Restructure Agreement.                                               ($1,000,000)

(a)    ADDITIONAL PAID-IN CAPITAL - The cancellation of the obligation to ATI and subsequent transfer of the Technology to ATI results in the
         recognition of additional paid-in capital.                                           $1,000,000

(b)    CONVERTIBLE NOTES PAYABLE - TRITON (RELATED PARTY) - Shares
         will be issued to Triton for the principal amounts owed to it.                        ($690,000)

(b)    ACCRUED INTEREST AND PENALTIES - TRITON - Shares will be issued
         to Triton for accrued interest and penalties owed to it                               ($856,306)

(b)    ADDITIONAL PAID-IN CAPITAL - The issuance of shares to Triton for its
         principal, accrued interest and penalties.                                           $1,546,306

(c)    DUE TO STOCKHOLDERS AND FORMER OFFICERS - The Restructure Agreement
         provides for the forgiveness of amounts due to ATI for (i) short-term advances made to the Company and (ii) the settlement of various legal
         fees that ATI paid on the Company's behalf.                                          ($ 174,310)

(c)    DUE TO STOCKHOLDERS AND FORMER OFFICERS - TRITON - Shares will
         be issued to Triton for short-term advances made to the Company.                     ($ 196,609)

(c)    ADDITIONAL PAID-IN CAPITAL - The (i) cancellation of amounts due for short-term advances and obligations for various legal fees and (ii)
         issuance of shares to Triton for short-term advances results in the
         recognition of additional paid-in capital.                                            $ 370,919

(d)    ACCOUNTS PAYABLE AND ACCRUED EXPENSES - The Restructure Agreement
         provides for the forgiveness of accrued interest related to the ATI
         principal debt obligation.                                                           ($ 160,000)

(d)    ACCOUNTS PAYABLE AND ACCRUED EXPENSES - Shares will be issued for
         amounts owed to creditors.                                                            ($684,755)

(d) ADDITIONAL PAID-IN CAPITAL - The (i) forgiveness of interest relating to the cancellation of the principal debt obligation, (ii) issuance of shares to creditors for accounts payable and accrued expenses and (iii) issuance of shares to Triton for short-term advances. $844,755

(e)    UNEARNED REVENUE - The reduction of unearned revenue is due to the cancellation of a licensing agreement and transfer of the Technology
         to ATI.                                                                              ($ 350,000)

(d)    ADDITIONAL PAID-IN CAPITAL - This represents recognition of income
         resulting from the transfer of the Technology to ATI.                                 $ 350,000

            FAIRNESS OF THE TECHNOLOGY TRANSFER; RECOMMENDATION OF THE BOARD OF DIRECTORS. In December 2001, the Company defaulted in its obligations to Triton with respect to $720,000 in principal amount of convertible promissory notes. Initially, the Company believed it could cure the default by obtaining additional funding from ATI and, for a time, Triton agreed to wait for that funding. By August 2002, however, the funding from ATI had not yet materialized, leading Triton to propose the Technology Transfer as a cure for the default. At that point, the Company continued to pursue the ATI funding but also began work on the Technology Transfer as an alternate plan. However, towards the end of 2002, it became clear that funding would not be available from ATI, leaving the Technology Transfer as the only means acceptable to Triton for the cure of the Company's default.

         The Company believes that the following factors exist in favor of, and against, the Technology Transfer:

Factors in Favor of the Technology Transfer        Factors Against the Technology Transfer
-------------------------------------------        ---------------------------------------
It will eliminate the ATI Obligations              It will leave the Company with no assets
                                                   (other than any cash on hand)
It will allow the Company to cure its              and no way of doing business.
defaults to Triton without a cash payment

It will allow the Company to be marketed as a relatively "clean" shell in an attempt to obtain some value for its stockholders

         While the above factor against the Technology Transfer would normally be very significant, the Company believes that significance has been negated by the fact that (i) after trying for a number of years, the Company has been unsuccessful in marketing the Technology, making it is highly uncertain as to when, if ever, the Technology could be used as the basis for profitable business operations and (ii) despite the past efforts of both the Company and ATI, the Company has been unable to obtain funding for its operations. Therefore, Triton has taken control of the Company with the belief that the only way to obtain any value for the Company's stockholders is to (i)reduce the Company to a publicly-traded "shell" with no significant assets or liabilities, (ii) adopt a business plan to engage in a merger or other business combination with an as yet unidentified company (turning the Company into what is sometimes referred to as a "blank check" public company) and (iii) carry out the Reverse Stock Split so as to greatly reduce the number of outstanding shares and potentially raise the Company's stock price from its current levels, both of which Triton believes will enhance the Company's marketability. Based on its experience, Triton believes that such a merger or other business combination is not feasible so long as the ATI Obligations remain in existence. While the ATI Obligations could possibly be satisfied through a sale of the Technology to a third party for an amount sufficient to repay the ATI Obligations, the Company does not believe that is a viable alternative due to (i) the amount of the ATI Obligations, which exceed $1,200,000, an amount far greater than the Company's current market value of approximately $46,000 based on a stock price of $.001 per share (see "Authorization for the Company's Board of Directors to Effectuate a Reverse Stock Split of the Company's Common Stock of up to One-for-2000" below) and (ii) the Company's past lack of success in generating any significant interest in the Technology. For those reasons, the Company has not sought third party offers to purchase the Technology and, to date, has received no such offers. In light of the above, the Company's Board of Directors has determined that it is in the Company's best interests to transfer the Technology to ATI or AG. In reaching its determination, the Board of Directors considered (i) the terms of the Technology Transfer and related matters, (ii) those potential alternatives to the Technology Transfer described above, (iii) the financial risks if the Technology Transfer is not consummated, including inability to repay the ATI Obligations, (iv) the risk that if the Company retains the Technology it will not be able raise sufficient funds to utilize the Technology and (v) the ongoing operating losses of the Company and the substantial legal, accounting and other costs that would be incurred if the Company were to continue its business operations with respect to the Technology.

            Based on the foregoing, the Board of Directors believes that the Company's transfer of substantially all of its assets through the Technology Transfer is fair to, and in the best interests of, the Company and its stockholders. In view of the variety of factors considered in connection with its evaluation of the Technology Transfer, the Board of Directors did not find it practicable to, and did not quantify or otherwise attempt to, assign relative weights to the specific factors considered in reaching its determination. Due to the Company's financial condition, it could not pay for an opinion from a third party as to the fairness of the Technology Transfer.

            FEDERAL INCOME TAX CONSEQUENCES OF THE TECHNOLOGY TRANSFER. There will be no material adverse tax consequences to the Company as a result of the Technology Transfer. Stockholders of the Company will experience no direct federal income tax consequences as a result of the consummation of the Technology Transfer. The foregoing constitutes only a general description of the federal income tax consequences of the Technology Transfer.

            OTHER INFORMATION. The affirmative vote of the holders of a majority of the shares of outstanding Common Stock is required for the approval of the Technology Transfer (with that vote having been obtained pursuant to the Written Consent). Based on the above factors, the Board of Directors believes that the Technology Transfer is in the best interests of the Company and its stockholders. It is anticipated that the Technology Transfer will occur 23 days following the mailing of this Information Statement to the Company's stockholders. Stockholders of the Company have no dissenters' or appraisal rights with respect to the Technology Transfer.

            APPROVAL OF AN INCREASE IN THE AUTHORIZED SHARES

            The Company is presently authorized to issue up to 50,000,000 shares of Common Stock and up to 1,000,000 shares of preferred stock, in each case par value $0.0001 per share. The Company currently has outstanding 46,060,025 shares of Common Stock, with no preferred stock issued and outstanding. As a result, the Company has less than 4,000,000 shares of Common Stock available for future issuance. As of the Record Date, Triton was entitled to convert its existing $305,000 in principal amount of the Company's Series 1999-A Convertible Promissory Note and $385,000 in principal amount of the Company's Series 2000-A Convertible Promissory Note (collectively, the "Notes"), as well as an additional $181,704 that Triton has loaned to the Company or provided for its benefit for operating expenses (the "Operating Loans"), into up to 1,602,736,842 shares of the Company's Common Stock. While that number varies based on the market price of the Common Stock, assuming (i) a continuing market price of $0.001 per share and (ii) that the combined principal, accrued interest and accrued penalties on the Notes and Operating Loans totals approximately $1,522,600, the Company anticipates that in the future Triton will be able to convert the Notes and Operating Loans into at least 1,600,000,000 shares of Common Stock. Therefore, the number of authorized shares must be increased to at least 1,646,060,025 in order to satisfy the Company's legal obligations to Triton. In addition, certain persons who are owed money by the Company for services previously rendered as officers, directors, employees and consultants (consisting of Adrian Joseph, Sharon Nitka, Shelby Brewer, John Longenecker and James Samuelson, all of whom are former officers and/or directors of the Company, as well as John Hannesson, James Eliades, Jr., Richard Van Eyk, Jerry Quinn, and the law firms of Herzog, Fisher, Grayson & Wolfe, Reed Smith Crosby Heafy LLP and Pollett, Richardson & Patel) have agreed to exchange a total of $722,459 in debt owed to them by the Company into an aggregate of 72,245,862 shares of the Company's Common Stock. As a result, the number of authorized shares must be increased to at least 1,718,305,887 in order to satisfy the Company's legal obligations to Triton and those other creditors. Triton now owns approximately 65% of the Company's outstanding Common Stock. Assuming the issuance of an additional 1,600,000,000 shares of Common Stock to Triton following the Share Increase, it is expected that Triton's interest in the Company will increase to approximately 95%. At this time, Triton intends to use its control over the Company to bring about a merger or other business combination with a third party. There is, however, no estimate as to when, if ever, a suitable merger or other business combination for the Company will be identified.

            In light of the above, the Share Increase will amend the Fourth Article of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to 2,000,000,000, with at least 1,600,000,000 of those shares reserved for issuance to Triton, 72,245,862 of those shares reserved for issuance to certain other creditors as described above, and the balance to be used for such other issuances (including, but not limited to, issuances to consultants of the Company as compensation for their services) as the Company's Board of Directors may approve from time-to-time. The rights of those additional shares of Common Stock will be identical to those of the currently outstanding shares and the amendment will not alter the current number of issued shares or the relative rights and limitations of those shares. The Company has no current plans for the issuance of additional shares of Common Stock other than as described above. Any issuance of additional shares of Common Stock could have the effect of, among other things, diluting earnings per share, book value per share and/or voting power of the currently outstanding shares of Common Stock. There is no assurance that the additional authorized shares will be issued under circumstances that result in increased stockholder value for existing stockholders. It is not anticipated that any issuance of additional shares will require a vote of the Company's stockholders.

            Were the Share Increase not approved, the Company would be unable to comply with its obligations with respect to Triton and certain other creditors, which would, in turn, subject the Company to liability due to its default with respect to those obligations. In addition, if the Share Increase was not approved, the Company would be prohibited from pursuing other courses of action that might require it to issue additional shares of Common Stock in excess of the currently remaining authorized but unissued shares. At this time, however, there are no transactions of that nature which are probable of occurring.

            On November 20, 2003, the Company's Board of Directors approved the Share Increase. The affirmative vote of the holders of a majority of the shares of outstanding Common Stock is required for the approval of the Share Increase (with that vote having been obtained pursuant to the Written Consent). Based on the above factors, the Board of Directors believes that the Share Increase is in the best interests of the Company and its stockholders. It is anticipated that formal implementation of the Share Increase will occur by filing an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State no sooner than twenty days after this Information Statement is first mailed to stockholders. Stockholders of the Company have no dissenters' or appraisal rights with respect to the Share Increase.

               AUTHORIZATION FOR THE COMPANY'S BOARD OF DIRECTORS
                   TO EFFECTUATE A REVERSE STOCK SPLIT OF THE
                  COMPANY'S COMMON STOCK OF UP TO ONE-FOR-2000

            GENERAL. The Reverse Stock Split has been authorized pursuant to the Written Consent; it will, however, be implemented only upon a determination by the Company's Board of Directors that the Reverse Stock Split in a specified amount (up to one-for-2000) is in the best interests of the Company and its stockholders. It is anticipated the Board of Directors will consider making such a determination only after approximately 1,672,245,862 shares of Common Stock have been issued to Triton and certain other creditors as described above in "Approval of an Increase in the Authorized Shares" (the "Conversion Issuances"). Triton authorized the Reverse Stock Split pursuant to the Written Consent in order to greatly reduce the number of outstanding shares and potentially raise the Company's stock price from its current levels, both of which Triton believes will enhance the Company's marketability as a "blank check" public company, as described above in "Approval of the Technology Transfer - Fairness of the Technology Transfer; Recommendation of the Board of Directors." It is expected that the Company's Board of Directors will consider the same factors when called upon to make its determination as to whether the Reverse Stock Split is in the best interests of the Company and its stockholders.

            PURPOSES AND EFFECTS OF THE REVERSE STOCK SPLIT. Consummation of the Reverse Stock Split will alter the number of issued and outstanding shares of Common Stock which, assuming the prior issuance of 1,672,245,862 shares in the Conversion Issuances, will be reduced to as few as 859,153 shares as a consequence thereof. The Company's Common Stock is listed for trading on the OTC Bulletin Board under the symbol "NUSL." On the Record Date, the reported closing price of the Common Stock on the OTC Bulletin Board was $0.001 per share. The Board of Directors believes that the maximum Reverse Stock Split will help achieve a per-share price of approximately $2.00, which, in turn, should make the Company a more attractive candidate in a merger or other business combination, which is currently being evaluated by Triton and appears to be the only way of obtaining value for the Company's stockholders in light of the Company's current financial condition (see the financial statements included in Exhibits "C" and "D"). For additional information on the Company's financial condition and other related matters, please refer to the reports and other information filed by the Company with the Securities and Exchange Commission (the "SEC"). Such reports and other information can be accessed electronically by means of the SEC's home page on the Internet at www.sec.gov or at other Internet sites such as www.freeedgar.com. You can also read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting the Company's President, Lawrence Shatsoff, by telephone at (203) 239-9734 or by mail at P.O. Box 116, North Haven, Connecticut 06473.

            On the Record Date, the number of record holders of the Common Stock was 281 and the number of beneficial holders of Common Stock was estimated to be approximately 1,200. The Company does not anticipate that the Reverse Stock Split will result in a reduction in the number of such holders of the Company's Common Stock.

            The Reverse Stock Split will only affect the number of shares of Common Stock issued and outstanding at the time thereof and will have no effect upon the number of authorized but unissued shares of Common Stock. The Common Stock will continue to be $0.0001 par value following the Reverse Stock Split. The following example of the maximum effect of the Reverse Stock Split is intended only for illustrative purposes, with "Common Stock Outstanding" calculated based on 46,060,025 shares outstanding as of the Record Date plus the assumed issuance of 1,672,245,862 additional shares pursuant to the Conversion Issuances after the Record Date and prior to the Reverse Stock Split:

Reverse Stock             Common Stock                Authorized and
    Split                  Outstanding             Unissued Common Stock

1 for 2000                   859,153                   1,999,140,847
                        ----------------             -----------------

            At such time as the Reverse Stock Split may take effect (the "Effective Date"), each share of Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock") will be reclassified as and changed into the appropriate number of shares of the Company's Common Stock, $0.0001 par value per share (the "New Common Stock"). Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing shares of New Common Stock. In the event the Reverse Stock Split results in fractional shares, certificates in the New Common Stock will be issued that round those fractional shares up to the nearest whole share. Holders of New Common Stock will have voting and other rights identical to those of the Old Common Stock.

            FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws applicable to them.

            o The Reverse Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code;

            o No gain or loss will be recognized by the Company in connection with the Reverse Stock Split;

            o No gain or loss will be recognized by a stockholder who exchanges all of his, her or its shares of Old Common Stock solely for shares of New Common Stock;

            o The aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefor; and

            o The holding period of the shares of New Common Stock to be received in the Reverse Stock Split will include the holding period of the shares of Old Common Stock surrendered in exchange therefor.

            EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS, HER OR ITS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION APPLICABLE TO THEM.

            OTHER INFORMATION. The affirmative vote of the holders of a majority of the shares of outstanding Common Stock is required to authorize the Reverse Stock Split (with that vote having been obtained pursuant to the Written Consent). Upon such authorization, the Reverse Stock Split will occur only upon approval by the Company's Board of Directors (which shall specify the exact amount of the split, up to one-for-2000), and in any event no sooner than twenty days following the mailing of this Information Statement to the Company's stockholders. Stockholders of the Company have no dissenters' or appraisal rights with respect to the Reverse Stock Split.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            BENEFICIAL OWNERSHIP. The following table contains information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by (i) all directors of the Company, (ii) all persons or entities who beneficially own more than 5% of the Common Stock and (iii) all directors and executive officers of the Company as a group. Common Stock not outstanding but deemed beneficially owned by a stockholder by virtue of the right to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such stockholder. Unless otherwise noted, each person or entity listed below has sole voting and investment power with respect to the shares shown.

                           Name of                        Amount and Nature of         Percent of
                     Beneficial Owner                     Beneficial Ownership         Class (1)
                  -----------------------                 ----------------------       ----------
            Lawrence Shatsoff,                                    -0-                      N/A
            President, Secretary,
            Chief Financial Officer and Director (2)

            Triton Private Equities Fund, L.P. (3)         1,602,736,842(4)                94.86%

            Advanced Technology Industries, Inc. (5)           4,590,000                    9.97%

            All current directors and                             -0-                       N/A
            executive officers as a group
            (one person)

            ----------------

            (1) Based on 46,060,025 shares of Common Stock issued and outstanding as of December 11, 2003.

            (2) Address is c/o the Company at P.O. Box 116, North Haven, Connecticut 06473.

            (3) Address is 225 N. Market Street, Suite 333, Wichita, Kansas, 67202.

            (4) This amount includes 1,403,394,737 shares obtainable upon conversion of the principal amount of the Notes plus accrued interest thereon and accrued penalties with respect thereto, based on a conversion rate of $0.00095 per share on the Record Date. The conversion rate varies based on a percentage of a specified average closing bid price of the Common Stock during a specified period prior to the conversion date. This amount also includes 199,342,105 shares obtainable upon conversion of the principal amount of the Operating Loans plus accrued interest thereon, based on a conversion rate of $0.00095 per share on the Record Date. The conversion rate also varies based on a percentage of a specified average closing bid price of the Common Stock during a specified period prior to the conversion date. Because both of the above conversion rates are based on the price of the Company's Common Stock in the public market, the number of conversion shares obtainable by Triton is subject to change.

            (5)         Address is Taubenstrasse 20, Berlin, Germany, 10117.

         CHANGE IN CONTROL. Triton is in the process of determining whether the Company has any value as a participant in a merger or other business combination. At this time, there is no estimate as to when, if ever, a suitable merger or other business combination for the Company will be identified. Should such a merger or other business combination actually occur, it is expected that there would be an accompanying change in control of the Company.

                             ADDITIONAL INFORMATION

         For additional information regarding the Company, including a description of its business and property, the market for its Common Stock and the most recent annual and quarterly financial statements and management's discussion and analysis with respect thereto, see the Company's report on Form 10-KSB (as amended) for the fiscal year ended March 31, 2003, which is attached as Exhibit "C," and the Company's report on Form 10-QSB for the fiscal quarter ended September 30, 2003, which is attached as Exhibit "D."

         The following documents are incorporated by reference in this Information Statement:

     (i) The Company's report on Form 10-KSB (as amended) for the year ended March 31, 2003, as filed with the SEC on July 2, 2003; and

     (ii) The Company's report on Form 10-QSB for the fiscal quarter ended September 30, 2003, as filed with the SEC on August 14, 2003.

           INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

            With the exception of Lawrence Shatsoff, the current sole director and officer of the Company, and James Samuelson, a former director and officer of the Company, as of the date of this Information Statement there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or any associate of any such person, who have any substantial interest in the matters acted upon by the Written Consent. Mr. Shatsoff is a member of Triton Capital Management, L.L.C., the general partner of Triton, which has a substantial interest in the Share Increase. Mr. Samuelson is an officer of ATI, which has a substantial interest in the Technology Transfer.

                            PROPOSALS BY STOCKHOLDERS

            The Company's Board of Directors does not know of any matters that are to be presented to Triton for its approval and consent pursuant to the Written Consent other than those referred to in this Information Statement. If any stockholder of the Company entitled to vote intends to submit to the Company a proposal for inclusion in the Written Consent, other than elections to offices, such proposal must be received at the Company's offices, located at P.O. Box 116, North Haven, Connecticut 06473, attention: President, not later than January 10, 2004.

            DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

            One Information Statement will be delivered to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders. Upon receipt of such notice, the Company will under-take to deliver promptly a separate copy of the Information Statement to the stockholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement. In the event a stockholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (203) 239-9734 or by mail to P.O. Box 116, North Haven, Connecticut 06473.

                                             By Order of the Board of Directors

                                             /s/ Lawrence Shatsoff,
                                             President

                    EXHIBIT "A" TO THE INFORMATION STATEMENT

                            ACTION BY WRITTEN CONSENT
                            WITHOUT A MEETING OF THE
                         STOCKHOLDERS OF NURESCELL INC.

         The undersigned, Triton Private Equities Fund, L.P. ("Triton"), being the holder of at least a majority of the voting power of Nurescell Inc., a Nevada corporation (the "Corporation"), does hereby take, consent to, and approve the following actions.

                  WHEREAS, the Board of Directors of the Corporation, by unanimous written consent on November 20, 2003 (the "Special Meeting"), has authorized and approved, subject to stockholder approval, certain corporate actions which the Board of Directors deemed to be in the best interests of the Corporation and its stockholders;

                  WHEREAS, at the Special Meeting, the Board of Directors of the Corporation further authorized and directed the submission to Triton of certain corporate actions for approval and authorization;

                  WHEREAS, Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the stockholders of a corporation may be taken without a meeting if, before or after the action,written consent setting forth the action so taken shall be signed by stockholders holding at least a majority of the voting power;

                  WHEREAS, Triton is a stockholder of record as of the date of this written consent and holds shares in excess of a majority of the Corporation's issued and outstanding shares of Common Stock; and

                  WHEREAS, Triton has been fully apprised and informed of the nature of the certain corporate actions and has concluded that approval and authorization of such corporate actions would be beneficial to the Corporation and in the best interests of its stockholders.

               Approval of Amendment to Articles of Incorporation
               --------------------------------------------------

                  RESOLVED, that Triton hereby approves an amendment to the Corporation's Articles of Incorporation (the "Amendment") striking the first paragraph of Article FOURTH, as previously amended, in its entirety and replacing it with the following:

                  "FOURTH: The Corporation is authorized to issue two classes of shares to be designated Common Stock ("Common Stock") and Preferred Stock ("Preferred Stock"). The total number of shares of stock which the Corporation shall have authority to issue is 2,001,000,000, of which 2,000,000,000 shares shall be Common Stock, $0.0001 par value, and 1,000,000 shares shall be Preferred Stock, $0.0001 par value, amounting in the aggregate to $200,100."

                  RESOLVED, FURTHER, that the Board of Directors of the Corporation is authorized, in its sole and absolute discretion, to abandon or alter any portion of the Amendment at any time without the further approval of the stockholders of the Corporation; and

                  RESOLVED, FURTHER, that the Amendment shall be filed with the Nevada Secretary of State as soon as practicable, subject to any waiting period required by the Securities and Exchange Commission or other regulatory authorities.

    Approval of the Transfer of Substantially All of the Corporation's Assets
    -------------------------------------------------------------------------

                  RESOLVED, that Triton hereby approves the transfer of substantially all of the Corporation's assets (the "Transfer") pursuant to the Restructure Agreement entered into on March 21, 2003 between the Corporation, Triton, Advanced Technology Industries, Inc. and ATI Nuklear AG; and

                  RESOLVED, FURTHER, that the Board of Directors of the Corporation is authorized, in its sole and absolute discretion, to carry out any aspect of the Transfer without the further approval of the stockholders of the Corporation.

           Authorization of a Reverse Stock Split of the Corporation's
           -----------------------------------------------------------
                       Issued and Outstanding Common Stock
                       -----------------------------------
                              of Up To One-for-2000
                              ---------------------

                  RESOLVED, that the Board of Directors be, and it hereby is, authorized to effect a reverse stock split in such amount as it may determine in its discretion, but not to exceed one-for-2000 (the "Reverse Stock Split"), if the Board of Directors determines in the exercise of its discretion that the Reverse Stock Split is in the best interests of the Corporation and its stockholders; and

                  RESOLVED, FURTHER, that, notwithstanding Triton's authorization of the Reverse Stock Split, the Board of Directors in its sole and absolute discretion may abandon such proposed Reverse Stock Split without further approval by the stockholders of the Corporation.

                            Approval of Further Acts
                            ------------------------

                  RESOLVED, that any officer of the Corporation be, and hereby is, authorized and directed to take such actions and execute such documents on the Corporation's behalf as may be appropriate to carry out the purpose of these resolutions.

Date: December 12, 2003              Triton Private Equities Fund, L.P.


                                          By: Triton Capital Management, L.L.C.,
                                              General Partner

                                          By: /s/ JOHN C. TAUSCHE
                                              ----------------------------------
                                              John C. Tausche, Managing Member

                    EXHIBIT "B" TO THE INFORMATION STATEMENT

                              RESTRUCTURE AGREEMENT

         THIS RESTRUCTURE AGREEMENT (the "Agreement") is entered into on March 21, 2003 (the "Effective Date"), by and among Triton Private Equities Fund, L.P. ("Triton"), Nurescell Inc. ("Nurescell"), Advanced Technology Industries, Inc. ("ATI") and ATI Nuklear AG ("ATI Sub"), with reference to the following facts and circumstances:

         A. Nurescell and ATI Sub have previously entered into a "License Agreement" dated as of August 15, 2000 (the "License Agreement"), an "Investment Agreement" dated as of August 17, 2000 (the "Investment Agreement") and a Modification Agreement dated as of June 11, 2001 (the "Modification Agreement"), each of which was amended by a "Transaction Restructure Agreement" entered into as of September 30, 2001 by Nurescell, ATI and ATI Sub (the "2001 Restructure Agreement"). Under the License Agreement, as amended, Nurescell has licensed to ATI Sub certain "Technology" (as described in Exhibit 1 to the License Agreement) in return for specified royalty payments.

         B. Nurescell presently owes ATI (i) approximately $176,158 for short-term cash advances previously made by ATI to Nurescell and (ii) various sums for legal fees that ATI has paid on Nurescell's behalf. Nurescell is also indebted to ATI Sub pursuant to a $1 million promissory note (the "ATI Sub Note"). The ATI Sub Note is secured by (i) 15,000,000 unissued shares of Nurescell's common stock ("Nurescell Common Stock"), (ii) a first priority security interest in the Technology and (iii) all royalties due to Nurescell pursuant to Section 4.3 of the License Agreement (collectively, the "Collateral"). Nurescell is presently in default with respect to its obligations to ATI and its obligations to ATI Sub under the ATI Sub Note.

         C. Nurescell is indebted to Triton (collectively, the "Nurescell Debt") pursuant to (i) Nurescell's Series 1999-A 8% Convertible Promissory Note dated December 15, 1999, which came due as to $335,000 in principal on December 1, 2001 (the "1999 Note"), (ii) Nurescell's Series 2000-A 8% Convertible Promissory Note dated February 8, 2000, which came due as to $385,000 in principal on December 1, 2001 (the "2000 Note"), (iii) accrued interest on the 1999 Note and 2000 Note (taking into account Triton's prior conversion of $50,000 of the 1999
Note) and (iv) accrued penalties due to Nurescell's failure to register the shares underlying the 1999 and 2000 Notes as required by the Registration Rights Agreements (the "Registration Agreements") between Triton and Nurescell dated December 15, 1999 and February 8, 2000 (again taking into account Triton's prior conversion of $50,000 of the 1999 Note). Nurescell is presently in default with respect to its obligations to Triton in connection with the Nurescell Debt.

         D. In light of the fact that Nurescell is unable to satisfy its obligations to ATI, ATI Sub and Triton, the parties desire to restructure their relationship so that (i) through conversion into Nurescell Common Stock of at least a portion of the Nurescell Debt, Triton is able to become the majority shareholder of Nurescell and control its operations, (ii) Nurescell's Articles of Incorporation are amended to increase the number of authorized shares so that, if Triton so desires, Triton is able to convert all of the Nurescell Debt into Nurescell Common Stock (assuming a conversion price of $0.001 per share) and (iii) ATI and/or ATI Sub are able to acquire the Technology in return for
(A) cancellation of the ATI Sub Note, the 2001 Restructure Agreement, the Investment Agreement, the License Agreement, the Modification Agreement and all other obligations of Nurescell to ATI or ATI Sub (collectively, the "ATI Obligations") and (B) release of the Collateral for the ATI Sub Note, in each case on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the representations, warranties and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                CONVERSION OF NURESCELL DEBT AND RELATED MATTERS
                ------------------------------------------------

         1.01 INITIAL TRITON CONVERSION. Immediately after (i) Nurescell's current Board of Directors adopts resolutions in substantially the form of the attached Exhibit "A" and (ii) all current directors and officers subsequently resign from their positions with Nurescell (such resignations being in the form of the attached Exhibit "B"), Triton shall convert into Nurescell Common Stock at least that much of the Nurescell Debt as would give Triton a majority of the then-outstanding shares of Nurescell Common Stock (which is anticipated to require a conversion for at least 16,070,239 shares). To the extent requested by Triton, Nurescell shall use its best efforts to assist Triton with the foregoing conversion (the "Initial Conversion"), including appropriate instructions to Nurescell's stock transfer agent.

         1.02 INCREASE IN AUTHORIZED SHARES. Upon completion of the Initial Conversion, Nurescell and Triton shall each use their best efforts to (i) amend Nurescell's Articles of Incorporation to increase the number of authorized shares (the "Share Increase") to an amount that will at least allow the balance of the Nurescell Debt to be converted into Nurescell Common Stock (assuming a conversion price of $0.001 per share) and (ii) prepare, file with the Securities and Exchange Commission and deliver to Nurescell's shareholders an Information Statement (the "Information Statement") describing both the Share Increase and the transfer of the Technology pursuant to this Agreement (the "Technology Transfer") in the manner required by law. The parties acknowledge and agree that the Share Increase and the Technology Transfer will become effective 20 days after the Information Statement has been sent or given to Nurescell's shareholders. To the extent reasonably requested by Nurescell and/or Triton, ATI, in its capacity as a Nurescell shareholder, shall cooperate in causing the Share Increase to become effective.

         1.03 SUBSEQUENT TRITON CONVERSIONS. After the Effective Date, Triton may from time-to-time, in its sole discretion, cause some or all of the remaining Nurescell Debt to be converted into common stock. To the extent requested by Triton, Nurescell shall use its best efforts to assist Triton with each such conversion including, but not limited to, providing confirmation of the prior approval of such conversion by Nurescell's Board of Directors and appropriate instructions to Nurescell's stock transfer agent.

                                   ARTICLE II

                 TRANSFER OF THE TECHNOLOGY AND RELATED MATTERS
                 ----------------------------------------------

         2.01     TECHNOLOGY TRANSFER AND OTHER TRANSACTIONS.

                  (a) On the Closing Date (as defined below), the following shall automatically occur without any further action of the parties:

                  (i) as of the Closing Date, Nurescell, ATI and ATI Sub shall be deemed to have entered into an agreement in the form of the attached Exhibit "C" (the "Assignment Agreement"), the terms of which shall be incorporated into this Agreement as of the Closing Date if set forth here in full, pursuant to which the Technology shall be transferred to ATI Sub in "as is" condition;

                  (ii) as of the Closing Date, the parties hereto shall be deemed to have entered into an agreement in the form of the attached Exhibit "D" (the "Mutual Release"), the terms of which shall be incorporated into this Agreement as of the Closing Date as if set forth here in full;

                  (iii) as of the Closing Date, the Collateral for the ATI Sub Note shall be deemed forever released and neither ATI nor ATI Sub shall have any further rights with respect thereto (except as provided in clause (i) above); and

                  (iv) as of the Closing Date, the ATI Obligations shall be cancelled and of no further force and effect.

                  (b) The parties agree that for all purposes the "Closing Date" shall be the 23rd day (or if such day is a Saturday, Sunday or holiday, the next business day thereafter) following the date that the Information Statement has been sent or given to Nurescell's shareholders; provided, however, that if at least three (3) days prior to the Closing Date either Triton or ATI shall give the other a dated written notice (the "Notice") which (i) states that one or more specified conditions listed in Section 2.02 below (the "Transfer Conditions") has not been satisfied or waived and (ii) provides the basis for such statement in reasonable detail, then the Closing Date shall be delayed until the specified Transfer Condition(s) has been satisfied or waived. In the event that a Notice is given, the parties shall thereafter reasonably cooperate to promptly satisfy the Transfer Condition(s) specified therein and the Closing Date shall be the date upon which the party giving the Notice acknowledges in writing that the specified Transfer Condition(s) has now been satisfied or waived (which acknowledgment shall not be unreasonably withheld or delayed); provided, however, that if such satisfaction or waiver does not occur within twenty (20) days after the date of the Notice, the party giving the Notice shall thereafter have the right, in its sole discretion, to terminate this Agreement if permitted under Section 5.01(b) below.

         2.02 CONDITIONS TO TRANSFER AND OTHER TRANSACTIONS. The Transfer Conditions shall consist of all of the following:

                  (a) the Initial Conversion shall have occurred;

                  (b) the Share Increase and the Technology Transfer shall have been approved by a majority of the outstanding shares of Nurescell Common Stock and shall have become effective as provided in Section 1.02 above; and

                  (c) as of the date of satisfaction of the Transfer Condition in subsection (b) above (the "Satisfaction Date"):

                  (i) no preliminary or permanent injunction or other order shall have been issued by any federal or state court of competent jurisdiction in the United States or by any United States federal or state governmental or regulatory agency, body or authority which prevents consummation of any material portion of the transactions con templated by this Agreement and remains in effect;

                   (ii) no action or proceeding by any governmental or regulatory agency, body or authority shall have been commenced or threatened (and remain pending or threatened) against any party to this Agreement or any of their respective affiliates, officers or directors seeking to prevent or challenging any material portion of the transactions contemplated by this Agreement; and

                   (iii) no action or proceeding before any federal or state court of competent jurisdiction in the United States shall have been commenced (and remain pending) against any party to this Agreement or any of their respective affiliates, officers or directors seeking to prevent or challenging any material portion of the transactions contemplated hereby or seeking material damages in connection therewith.

         2.03 STATUS OF THE TECHNOLOGY. ATI and ATI Sub are aware that at such time as the Technology is transferred pursuant to Section 2.01 above, such transfer will be in "as is" condition and, except as provided in Section 3.04(c) below, will be made without representation or warranty of any kind, including warranties as to marketability and fitness for any particular purpose. ATI and ATI Sub are fully aware of the extent and nature of the Technology, have fully investigated all matters with respect thereto and are fully aware of all laws and regulations which relate to Nurescell's transfer thereof, and, notwithstanding any other provision of this Agreement, hereby assume all risk thereof and waive any liability of Nurescell and/or Triton with respect thereto. In light of ATI Sub's security interest in the Collateral, the parties hereto agree that the transfer of the Technology pursuant to this Agreement constitutes a transfer of collateral pursuant to Section 9609 of the California Uniform Commercial Code.

         2.04 FURTHER ACTS.

                  (a) Prior to the Closing Date, Triton shall take any action necessary to vote all of its Nurescell Common Stock in favor of the approval and authorization of the Share Increase and the Technology Transfer, including signing a written consent in the form of the attached Exhibit "E."

                  (b) On the Closing Date, Nurescell shall deliver to ATI Sub
(i) an executed separate assignment document in the form provided by ATI Sub, to be recorded by ATI Sub with the U.S. Patent and Trademark Office evidencing the transfer of the Technology to ATI Sub and (ii) all documentation pertaining to the Technology not previously delivered to ATI or ATI Sub, including, without limitation, copies of all correspondence to and from examining authorities regarding the Technology, all patent and prior art searches and all correspondence with any attorneys involving the preparation or prosecution of patents relating to the Technology.

                  (c) After the Closing Date, Triton, Nurescell, ATI and ATI Sub each agree to promptly perform any acts and execute and deliver any further documents which may be reasonably requested in order to reflect the transactions occurring on the Closing Date, including, but not limited to, each party to the Assignment Agreement and the Mutual Release providing the other parties thereto with a signed copy of such agreement; provided, however, that each party to such agreements shall be bound thereby on and after the Closing Date even without their signature thereon.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES
                  ---------------------------------------------

         3.01 REPRESENTATIONS AND WARRANTIES BY NURESCELL TO TRITON. As an inducement to Triton to enter into this Agreement and to consummate the transactions contemplated herein, as of the Effective Date and the Satisfaction Date, Nurescell hereby represents and warrants to Triton, and agrees, as follows:

                  (a) That it is a corporation duly organized, validly existing and in good standing in the jurisdiction where it was formed and it has the full power and authority to own, lease and operate its properties and conduct the busi ness being conducted by it and is duly qualified to transact business and in good standing in every jurisdiction in which the character of the business conducted by it makes such qualification necessary.

                  (b) Except as set forth in the attached Schedule 3.01(b), its execution, delivery and performance of this Agreement and each other document provided for or referred to herein has been duly authorized and approved by all requisite corporate action on its part. Neither the execution nor the delivery of this Agreement and such other documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms and provisions of this Agreement or such other documents, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (i) its organizational documents, (ii) any promissory note of which it is the maker or guarantor, (iii) any law or administrative regulation applicable to it or its properties or (iv) any indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which it is a party or by which it is bound, or give any party with rights under any such indenture, agree ment, mortgage, judgment, order, award, decree or other instrument or restriction the right to terminate, modify or otherwise change its rights or obligations under such indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction. Except as set forth in the attached Schedule 3.01(b), no authorization, approval or consent of, or notice to or filing with, any person or entity or any governmental department, commission, bureau or agency or other public body or authority is or will be required for the execution, delivery or performance of this Agreement by it or for the consummation by it of the transactions contemplated hereby. It has the full power and authority to do and perform all acts and things required to be done by it under this Agreement. All corporate acts and other proceedings required to be taken by it or on its part to authorize it to carry out this Agreement and such other agreements and instruments as are contemplated hereby and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement constitutes, and such other agreements and instruments when duly executed (if required) and delivered by it will constitute, legal, valid and binding obligations and will be enforceable against it in accordance with their respective terms.

                  (c) ATI is the sole owner of the ATI Shares and, except for
(i) the ATI Shares, (ii) ATI Sub's option to acquire shares of Nurescell Common Stock as set out in the Investment Agreement and (iii) the interests in the Collateral, neither ATI nor ATI Sub owns or has any right to acquire any interest in Nurescell.

                  (d) Except for the License Agreement, the Investment Agreement, the Modification Agreement, the 2001 Restructure Agreement and the ATI Sub Note (collectively, the "ATI Agreements") and this Agreement, there are no written or oral agreements currently in effect or pending between Nurescell and ATI and/or ATI Sub.

                  (e) The attached Exhibit "F" accurately reflects each of Nurescell's accounts payable, other current liabilities, long-term liabilities and contingent liabilities and obligations as of the Effective Date.

                  (f) Nurescell does not do business in Nevada and, as shown by its stock ledger, Nurescell does not have more than 99 shareholders with addresses in Nevada.

                  (g) All financial information contained in Nurescell' s Form 10-KSB for the fiscal year ended March 31, 2002 and Form 10-QSB for the quarter ended September 30, 2002 (collectively, the "SEC Filings") is true and correct in all material respects and there has been no material change in Nurescell's financial condition from March 31, 2002 or September 30, 2002 to the Effective Date. To its best knowledge, other than as set forth in the attached Schedule 3.01(g), it is not aware of any material actual or contingent liabilities of Nurescell except as set forth in the SEC Filings.

                  (h) To the best knowledge of its executive officers, except as set forth on Exhibit "F" or otherwise described in the SEC Filings, it is not aware of (i) any pending or threatened claims by or against Nurescell by any person or entity or (ii) any past occurrences which could reasonably be expected to result in a claim against Nurescell.

                  (i) It has committed no act or omission which would cause any person, firm, corporation or other entity to be entitled to any broker's or finder's fee, commission, or other similar compensation with respect to the exe cution and delivery of this Agreement or any related agreement, or with respect to the consummation of the transactions contemplated herein.

                  (j) No representation or warranty by it herein or in any document provided by it in connection herewith, and no information disclosed herein or in any document supplied by it in connection herewith, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

         3.02 REPRESENTATIONS AND WARRANTIES BY TRITON TO NURESCELL, ATI AND ATI SUB. As an inducement to Nurescell, ATI and ATI Sub to enter into this Agreement and to consummate the transactions contemplated herein, as of the Effective Date and the Satisfaction Date, Triton hereby represents and warrants to Nurescell, ATI and ATI Sub, and agrees, as follows:

                  (a) That it is a limited partnership duly organized, validly existing and in good standing in the State of Delaware.

                  (b) Its execution, delivery and performance of this Agreement and each other document provided for or referred to herein has been duly authorized and approved by all requisite action on its part. Neither the execution nor the delivery of this Agreement and such other documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms and provisions of this Agreement or such other documents, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (i) its organizational documents,
(ii) any promissory note of which it is the maker or guarantor, (iii) any law or administrative regulation applicable to it or its properties or (iv) any indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which it is a party or by which it is bound. No authorization, approval or consent of, or notice to or filing with, any person or entity or any governmental department, commission, bureau or agency or other public body or authority is or will be required for the execution, delivery or performance of this Agreement by it or for the consummation by it of the transactions contemplated hereby. It has the full power and authority to do and perform all acts and things required to be done by it under this Agreement. All acts and other proceedings required to be taken by it or on its part to authorize it to carry out this Agreement and such other agreements and instruments as are contemplated hereby and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement constitutes, and such other agreements and instruments when duly executed (if required) and delivered by it will constitute, legal, valid and binding obligations and will be enforceable against it in accordance with their respective terms.

                  (c) It has committed no act or omission which would cause any person, firm, corporation or other entity to be entitled to any broker's or finder's fee, commission, or other similar compensation with respect to the exe cution and delivery of this Agreement or any related agreement, or with respect to the consummation of the transactions contemplated herein.

         3.03 REPRESENTATIONS AND WARRANTIES BY ATI AND ATI SUB TO NURESCELL. As an inducement to Nurescell to enter into this Agreement and to consummate the transactions contemplated herein, as of the Effective Date and the Satisfaction Date, ATI and ATI Sub each hereby severally, and not jointly, represent and warrant to Nurescell, and agree, as follows:

                  (a) That it is a corporation duly organized, validly existing and in good standing in the jurisdiction where it was formed.

                  (b) Its execution, delivery and performance of this Agreement and each other document provided for or referred to herein has been duly authorized and approved by all requisite corporate action on its part. Neither the execution nor the delivery of this Agreement and such other documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms and provisions of this Agreement or such other documents, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (i) its organizational documents, (ii) any promissory note of which it is the maker or guarantor, (iii) any law or administrative regulation applicable to it or its properties or (iv) any indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which it is a party or by which it is bound. No authorization, approval or consent of, or notice to or filing with, any person or entity or any governmental department, commission, bureau or agency or other public body or authority is or will be required for the execution, delivery or performance of this Agreement by it or for the consummation by it of the transactions contemplated hereby. It has the full power and authority to do and perform all acts and things required to be done by it under this Agreement. All corporate acts and other proceedings required to be taken by it or on its part to authorize it to carry out this Agreement and such other agreements and instruments as are contemplated hereby and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement constitutes, and such other agreements and instruments when duly executed (if required) and delivered by it will constitute, legal, valid and binding obligations and will be enforceable against it in accordance with their respective terms.

                  (c) It has committed no act or omission which would cause any person, firm, corporation or other entity to be entitled to any broker's or finder's fee, commission, or other similar compensation with respect to the exe cution and delivery of this Agreement or any related agreement, or with respect to the consummation of the transactions contemplated herein.

         3.04 REPRESENTATIONS AND WARRANTIES BY NURESCELL TO ATI AND ATI SUB. As an inducement to ATI and ATI Sub to enter into this Agreement and to consummate the transactions contemplated herein, as of the Effective Date and the Satisfaction Date, Nurescell hereby represents and warrants to ATI and ATI Sub, and agrees, as follows:

                  (a) That it is a corporation duly organized, validly existing and in good standing in the State of Nevada.

                  (b) Except as set forth in the attached Schedule 3.01(b), its execution, delivery and performance of this Agreement and each other document provided for or referred to herein has been duly authorized and approved by all requisite corporate action on its part. Neither the execution nor the delivery of this Agreement and such other documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms and provisions of this Agreement or such other documents, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (i) its organizational documents, (ii) any promissory note of which it is the maker or guarantor, (iii) any law or administrative regulation applicable to it or its properties or (iv) any indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which it is a party or by which it is bound. Except as set forth in the attached
Schedule 3.01(b), no authorization, approval or consent of, or notice to or filing with, any person or entity or any governmental department, commission, bureau or agency or other public body or authority is or will be required for the execution, delivery or performance of this Agreement by it or for the consummation by it of the transactions contemplated hereby. It has the full power and authority to do and perform all acts and things required to be done by it under this Agreement. All corporate acts and other proceedings required to be taken by it or on its part to authorize it to carry out this Agreement and such other agreements and instruments as are contemplated hereby and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement constitutes, and such other agreements and instruments when duly executed (if required) and delivered by it will constitute, legal, valid and binding obligations and will be enforceable against it in accordance with their respective terms.

                  (c) Nurescell has good title to the Technology, free and clear of all liens, security interests, claims, rights and encumbrances except those presently existing in favor of ATI and/or ATI Sub.

                  (d) It has committed no act or omission which could cause any person, firm, corporation or other entity to be entitled to any broker's or finder's fee, commission, or other similar compensation with respect to the exe cution and delivery of this Agreement or any related agreement, or with respect to the consummation of the transactions contemplated herein.

         3.05 REPRESENTATIONS AND WARRANTIES BY ATI AND ATI SUB TO TRITON. As an inducement to Triton to enter into this Agreement and to consummate the transactions contemplated herein, as of the Effective Date and the Satisfaction Date, ATI and ATI Sub each hereby severally, and not jointly, represent and warrant to Triton, and agree, as follows:

                  (a) That it is a corporation duly organized, validly existing and in good standing in the jurisdiction where it was formed.

                  (b) Except as set forth in the attached Schedule 3.05(b), its execution, delivery and performance of this Agreement and each other document provided for or referred to herein has been duly authorized and approved by all requisite corporate action on its part. Neither the execution nor the delivery of this Agreement and such other documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms and provisions of this Agreement or such other documents, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (i) its organizational documents, (ii) any promissory note of which it is the maker or guarantor, (iii) any law or administrative regulation applicable to it or its properties or (iv) any indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which it is a party or by which it is bound. Except as set forth in the attached
Schedule 3.05(b), no authorization, approval or consent of, or notice to or filing with, any person or entity or any governmental department, commission, bureau or agency or other public body or authority is or will be required for the execution, delivery or performance of this Agreement by it or for the consummation by it of the transactions contemplated hereby. It has the full power and authority to do and perform all acts and things required to be done by it under this Agreement. All corporate acts and other proceedings required to be taken by it or on its part to authorize it to carry out this Agreement and such other agreements and instruments as are contemplated hereby and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement constitutes, and such other agreements and instruments when duly executed (if required) and delivered by it will constitute, legal, valid and binding obligations and will be enforceable against it in accordance with their respective terms.

                  (c) ATI is the sole owner of 4,590,000 shares of Nurescell Common Stock and, except for (i) those shares, (ii) ATI Sub's option to acquire shares of Nurescell Common Stock as set out in the Investment Agreement and
(iii) the interests in the Collateral, neither ATI nor ATI Sub owns or has any right to acquire any interest in Nurescell.

                  (d) Except for this Agreement and the ATI Agreements, there are no written or oral agreements currently in effect or pending between Nurescell and ATI and/or ATI Sub.

                  (e) It has committed no act or omission which would cause any person, firm, corporation or other entity to be entitled to any broker's or finder's fee, commission, or other similar compensation with respect to the exe cution and delivery of this Agreement or any related agreement, or with respect to the consummation of the transactions contemplated herein.

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES
                         -------------------------------

         4.01 AGREEMENTS BY ATI AND ATI SUB. ATI and ATI Sub each agree that, unless otherwise consented to in writing by Triton, during the period from the Effective Date until the earlier of (i) the Closing Date or (ii) the date this Agreement is terminated through no fault of ATI or ATI Sub:

                  (a) They shall not acquire, nor shall they cause or permit any "affiliate" (as defined in Rule 405 under the Securities Act of 1933; provided that Nurescell shall not be considered an affiliate) to acquire, any additional shares of Nurescell or any rights with respect thereto.

                  (b) They shall not take any action, nor shall they cause or permit any affiliate to take any action, against Nurescell with respect to the ATI Agreements or otherwise.

                  (c) They shall not transfer any rights with respect to the ATI Agreements or any shares or other interest in Nurescell.

                  (d) They shall each use their best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by them under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. They also agree that they shall each use their best efforts to cooperate with the other parties hereto so as to cause the Transfer Conditions to occur as soon as practicable.

         4.02 AGREEMENTS BY TRITON. Triton agrees that during the period from the Effective Date until the earlier of (i) the Closing Date or (ii) the date this Agreement is terminated through no fault of Triton, it shall (A) use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable, (B) use its best efforts to cooperate with the other parties hereto so as to cause the Transfer Conditions to occur as soon as practicable and (C) not take any action against Nurescell with respect to the 1999 Note, the 2000 Note, the Registration Agreements, the Securities Purchase Agreement dated as of December 15, 1999, the Warrant to Purchase Common Stock dated December 15, 1999, the Securities Purchase Agreement dated as of February 8, 2000, the Warrant to Purchase Common Stock dated February 8, 2000, the Pledge and Security Agreement dated August 8, 2002, the $26,000 Secured Promissory Note dated August 8, 2002, the $7,650 Unsecured Promissory Note dated August 26, 2002, or otherwise.

         4.03 AGREEMENTS BY NURESCELL. Nurescell agrees that during the period from the Effective Date until the earlier of (i) the Closing Date or (ii) the date this Agreement is terminated through no fault of Nurescell, Nurescell shall:

                  (a) use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable;

                  (b) use its best efforts to cooperate with the other parties hereto so as to cause the Transfer Conditions to occur as soon as practicable;

                  (c) not take any action, nor shall it cause or permit any affiliate over which Nurescell has control to take any action, against ATI or ATI Sub with respect to the ATI Agreements or otherwise;

                  (d) not transfer any rights with respect to the Technology, the ATI Agreements or other interest in ATI;.

                  (e) reasonably cooperate with ATI and ATI Sub in the filing and prosecution of any patent application and other similar filings related to the protection of the Technology; and

                  (f) not establish any liens, security interests, claims, rights and encumbrances against title to the Technology except in favor of ATI and/or ATI Sub.

         4.04 AGREEMENT AS TO LIABILITIES. Nurescell agrees that on and after the Closing Date, unless otherwise specified in this Agreement or an Exhibit or Schedule hereto, neither ATI nor ATI Sub shall be liable for any currently existing or future liabilities of Nurescell.

                                    ARTICLE V

                       TERMINATION, AMENDMENT AND SURVIVAL
                       -----------------------------------

         5.01 TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned only:

                  (a) by mutual consent of each of the parties; or

                  (b) by one party unilaterally, if (i) there has been a material breach by another party of any of its representations, warranties or covenants set forth in this Agreement and such breach has not been cured (or cure commenced followed by prompt completion) within twenty (20) days after written notice thereof to such party and (ii) the party seeking termination is not also in material breach of any of its representations, warranties or covenants set forth in this Agreement.

         5.02 TERMINATION REMEDIES. Notwithstanding termination of this Agreement, in the event that the transactions described herein are not consummated due to a material breach of this Agreement by a party, the other parties shall have all rights and remedies at law and in equity available to it for such breach, including the right to spe cific performance.

         5.03 AMENDMENT AND WAIVER. No waiver or amendment of any provision of this Agreement shall be effective unless in writing and signed by the party to be bound. No delay or omission of any party hereto in exercising any right or remedy hereunder shall constitute a waiver of such right or remedy, and no waiver as to any obligation shall operate as a continuing waiver or as a waiver of any subsequent breach.

         5.04 SURVIVAL OF TERMS. The provisions of this Section, Articles III, VI and VII and Sections 1.03, 2.03, 2.04(b) and 2.04(c) shall survive the Effective Date and the Closing Date and continue in full force and effect at all times thereafter. In addition, the provisions of this Section, Article VII (except Section 7.02) and Section 5.02 shall survive the termination of this Agreement and continue in full force and effect at all times thereafter (with provisions of Article VI also surviving for purposes of Section 5.02).

                                   ARTICLE VI

                                 INDEMNIFICATION
                                 ---------------

         6.01 INDEMNIFICATION. At all times after the Effective Date, upon demand, each party shall indemnify, defend and hold each other applicable party and such other party's directors, officers, employees, agents, consultants, advisors, shareholders and affiliates (collectively, the "Indemnified Persons") harmless from and against any and all costs and expenses (including reasonable costs of investigation and attorneys' fees) and other losses, liabilities and damages resulting from any breach by such party of any representation, warranty or covenant in this Agreement or any Exhibit, Schedule or other document provided in connection herewith.

         6.02 INDEMNIFICATION PROCEDURE. No party shall be required to indemnify any Indemnified Person with respect to any claim under Section 6.01 above unless the Indemnified Person seeking indemnification (the "Indemnitee") shall notify the other party (the "Indemnitor") of such claim, shall provide the Indemnitor with a copy of any relevant documents with respect to such claim, and shall otherwise make available to the Indemnitor all relevant material information with respect to such claim; provided, however, that the Indemnitee's failure to give notice or to provide copies of documents or to furnish relevant information shall not constitute a defense (in whole or in part) to any claim by the Indemnitee against the Indemnitor except and only to the extent that such failure by the Indemnitee shall result in a material prejudice to the Indemnitor. The Indemnitor, at its sole cost and expense, shall have the right to defend against any claim brought by a third party, either in its own name or in the name of the Indemnitee, as may be required, and the Indemnitee, at its sole cost and expense, shall have the right to participate in such defense. The Indemnitee shall not settle or compromise any third party claim unless it shall first obtain the written consent of the Indemnitor (provided such consent is not unreasonably withheld or delayed) or unless suit shall have been instituted against the Indemnitee and the Indemnitor shall have failed, after the lapse of a reasonable time after written notice to it of such suit, to take action to defend the same or unless the Indemnitor shall have failed to notify the Indemnitee in writing of its intention to contest the claim within twenty (20) days of the giving of the above notice from the Indemnitee to the Indemnitor.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

         7.01 COSTS AND EXPENSES. Except as specified in Section 6.01 or 7.11, all expenses (including attorney's and accountant's fees) in connection with (i) the preparation and negotiation of this Agreement and the other agreements and documents referred to herein and (ii) the consummation of the transactions referred to herein or therein, shall be borne by the party who incurred them.

         7.02 FURTHER ASSURANCES. From time to time after the Effective Date and the Closing Date, each party agrees to promptly perform any acts and execute and deliver any further documents which may be reasonably requested by another party in order to consummate more effectively the transactions contemplated hereby.

         7.03 NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if personally delivered, telecopied, sent by overnight courier or deposited in the United States Mail, in a properly stamped envelope, certified mail, return receipt requested, addressed to the party to whom it is to be given, at the address set forth below. A notice or other communication shall be deemed received (i) upon receipt, if personally delivered, (ii) on the first business day after dispatch, if sent by overnight courier, (iii) on the first business day after dispatch, if transmitted by telecopy, and (iv) on the earlier of delivery (as evidenced by the signed return receipt) or three (3) days after mailing, if sent by certified mail. A party hereto may change its address by written notice in accordance with this Section.

         (a) If to Nurescell, as specified in (b) or (c) below, as applicable.

         (b) If to Triton, at:

                              220 Executive Center
                             225 North Market Street
                              Wichita, Kansas 67202
                             Telecopy number: (316) 267-0204
                              Attn: John C. Tausche

             with a copy to:

                             David S. Hamilton, Esq.
                              5699 Kanan Road, #251
                             Agoura Hills, California 91301
                             Telecopy number: (818) 879-5449

         (c) If to ATI and/or ATI Sub, at:

                             Advanced Technology Industries, Inc.
                             Taubenstrasse 20
                             Berlin, Germany 10117
                             Telecopy number: 011 49 30 201 77899
                             Attn: Hans-Joachim Skrobanek

                           ATI Nuklear AG
                           Taubenstrasse 20
                           Berlin, Germany 10117
                           Telecopy number: 011 49 30 201 77899
                           Attn: J.P. Lempert

                   with copies to:

                           Reboul, MacMurray, Hewitt & Maynard
                           45 Rockefeller Plaza
                            New York, New York 10111
                         Telecopy number: (212) 841-5725
                           Attn: Anthony Norris

                           James Samuelson
                          2030 Main Street, Suite 1300
                            Irvine, California 92614
                         Telecopy number: (949) 260-4799

         7.04 ENTIRE AGREEMENT; REPRESENTATIONS AND WARRANTIES. This Agreement, together with its Exhibits, Schedules and other documents expressly referred to herein, contains the entire agreement of the parties with respect to its subject matter and supersedes all prior negotiations, agreements and understandings, written or oral, with respect to such subject matter. Other than as set forth in
Article III hereof or otherwise contained herein or in any Exhibit, Schedule or other document delivered pursuant hereto, the parties make no representations or warranties of any kind, whether express or implied, in connection with the transactions contemplated hereby.

         7.05 SEVERABILITY. Should any part of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any remaining portion, which remaining portion shall remain in force and effect, and the application of such part to persons or circumstances other than those as to which it is held invalid or unenforceable, and each other term, covenant and condition of this Agreement, shall be valid and be enforced to the fullest extent permitted by law.

         7.06 BINDING EFFECT; BENEFIT. This Agreement and all provisions hereof shall be binding upon and shall inure only to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties. Except for Indemnified Persons under Article VI, this Agreement is not intended to confer upon any person or entity other than the parties hereto any rights or remedies hereunder.

         7.07 HEADINGS. The descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         7.08 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         7.09 APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to the conflicts of laws rules thereof. The parties agree that the exclusive venue for resolution of any case or controversy arising out of or in connection with this Agreement shall be Los Angeles County, California.

         7.10 INTERPRETATION. Each party intends that this Agreement be deemed and construed to have been jointly prepared by the parties. As a result, the parties agree that any uncertainty or ambiguity existing herein shall not be interpreted against any of them. The parties also intend that the rights and remedies hereunder be cumulative, so that exercise of any one or more of such rights or remedies shall not preclude the later or concurrent exercise of any other rights or remedies.

         7.11 ATTORNEYS' FEES. If any party to this Agreement shall bring any action for any relief against any other party hereto arising out of or in connection with this Agreement or any Exhibit, Schedule or other document in connection herewith, in addition to all other remedies to which the prevailing party may be entitled, the losing party shall be required to pay to the prevailing party a reasonable sum for attorney's fees and costs incurred in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney's fees and costs incurred in enforcing such judgment. For the purposes of this Section, attorney's fees shall include, without limitation, fees incurred with respect to the following: (i) post-judgment motions, (ii) contempt proceedings, (iii) garnishment, levy and debtor and third party examinations, (iv) discovery and (v) bankruptcy litigation.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the Effective Date.

                                 NURESCELL INC.

                                   By: /s/      JAMES F. SAMUELSON
                                       --------------------------------------
                                                     President

                                   By: /s/      JAMES F. SAMUELSON
                                       --------------------------------------
                                                     Secretary

                                   TRITON PRIVATE EQUITIES FUND, L.P.
                                   By: Triton Capital Management, L.L.C.,
                                          General Partner

                                   By: /s/       JOHN C. TAUSCHE
                                       -----------------------------------------
                                                 John C. Tausche, Member

                                   ADVANCED TECHNOLOGY INDUSTRIES,  INC.

                                   By: /s/    HANS-JOACHIM SKROBANEK
                                                        President

                                   By: /s/        JAMES SAMUELSON
                                       -----------------------------------------
                                                     Secretary

                                 ATI NUKLEAR AG

                                   By:  /s/       J.P. LEMPERT
                                       -----------------------------------------
                                                     President

                                   EXHIBIT "A"
                               ACTION BY UNANIMOUS
                        WRITTEN CONSENT WITHOUT A MEETING
                          OF THE BOARD OF DIRECTORS OF
                                 NURESCELL INC.,
                              A NEVADA CORPORATION

         Pursuant to the By-Laws of Nurescell Inc. (the "Corporation"), the Directors of the Corporation do hereby adopt the following resolutions by unanimous written consent without a meeting.

                  APPROVAL OF THE RESTRUCTURE AGREEMENT.
                  --------------------------------------

                  WHEREAS, the Corporation has negotiated the terms of a Restructure Agreement (the "Agreement") between the Corporation, Advanced Technology Industries, Inc. ("ATI"), ATI Nuklear AG ("ATI Sub") and Triton Private Equities Fund, L.P. ("Triton") which, among other things, (i) will result in Triton becoming the majority shareholder of the Corporation through the conversion of some or all of the "Nurescell Debt" (as defined in the Agreement) into common stock of the Corporation and (ii) upon the occurrence of certain conditions, provides for the cancellation of the Corporation's agreements with, and obligations to, ATI and ATI Sub in return for the transfer to ATI or ATI Sub of the Corporation's "Technology," as defined in the Agreement; and

                  WHEREAS, the Board has determined that it is in the Corporation's best interests to enter into and perform the Agreement on substantially the terms presented to this Board.

                  NOW, THEREFORE, BE IT RESOLVED, that the Agreement is hereby approved.

                  APPROVAL OF THE TECHNOLOGY TRANSFER.
                  ------------------------------------

                  WHEREAS, the Board believes that it is in the Corporation's best interests to transfer to ATI or ATI Sub the Technology in consideration for the cancellation of the Corporation's debt to ATI and ATI Sub; and

                  WHEREAS, the Board has been advised by the Corporation's management that, in management's opinion, the transfer of the Technology for the consideration specified in the Agreement is fair to the Corporation and its shareholders.

                  NOW, THEREFORE, BE IT RESOLVED, that the transfer of the Technology to ATI or ATI Sub is hereby approved.

                  APPROVAL OF TRITON'S STOCK CONVERSIONS.
                  ---------------------------------------

                  WHEREAS, Triton's conversion of the Nurescell Debt as described in the Agreement has not yet occurred; and

                  WHEREAS, the Board has determined that each such conversion will be in the Corporation's best interests.

                  NOW, THEREFORE, BE IT RESOLVED, that each and every conversion of the Nurescell Debt by Triton is hereby approved prior to the date thereof.

                  APPROVAL OF CHANGE IN THE BOARD OF DIRECTORS.
                  ---------------------------------------------

                  WHEREAS, the Corporation is presently authorized to have three
                  (3) directors; and

                  WHEREAS, it appears that for the foreseeable future the Corporation will only have one person willing to serve on its Board of Directors.

                  NOW, THEREFORE, BE IT RESOLVED, that Section 2.1 of the Corporation's Bylaws is hereby deleted in its entirety and replaced with the following:

                  "SECTION 2.1 QUALIFICATIONS AND NUMBER. Each director must be at least 18 years of age. A director need not be a stockholder of this corporation or a resident of the State of Nevada. The authorized number of directors as provided in the Articles of Incorporation shall be not less than one (1) nor more than five (5). The exact number of authorized directors shall be one (1) until changed, within the limits specified, by a bylaw amending this provision, duly adopted by the board of directors or by a majority of the outstanding shares entitled to vote; provided, however, that for so long as Triton Private Equities Fund, L.P. ("Triton") holds a majority of this corporation's outstanding shares: (i) the board of directors shall not take any action to increase the number of directors beyond one (1) unless so directed in writing by Triton, (ii) within the limits specified above, the size of the board of directors shall be increased or decreased as directed in writing by Triton from time to time, in its sole discretion, and (iii) this Section 2.1 shall be amended only by a majority of the outstanding shares entitled to vote."

                  APPOINTMENT OF REPLACEMENT DIRECTOR.
                  ------------------------------------

                  WHEREAS, the Corporation is now authorized to have only one
                  (1) director;

                  WHEREAS, each of the current directors desires to resign from all positions with the Corporation; and

                  WHEREAS, Triton desires that Lawrence Shatsoff be appointed as a director of the Corporation.

                  NOW, THEREFORE, BE IT RESOLVED, that Lawrence Shatsoff is hereby appointed as a director of the Corporation, such appointment to take effect concurrent with the resignation of the Corporation's current directors.

                  APPROVAL OF RELATED MATTERS.
                  ----------------------------

                  RESOLVED, that any officer of the Corporation be, and hereby is, authorized and directed to take such actions and execute such documents on the Corporation's behalf as may be appropriate to carry out the purpose of these resolutions.

         IN WITNESS WHEREOF, the undersigned have executed this action by the Board of Directors on March 21, 2003.


--------------------------------                     ---------------------------
James Samuelson, Director                            Shelby T. Brewer, Director

                                   EXHIBIT "B"

                                   RESIGNATION
                                   -----------

              Effective as of March 21, 2003, I hereby resign from all officer and director positions I now hold with Nurescell Inc. This resignation is not due to any disagreement with Nurescell Inc.

Dated: March 21, 2003
                                            ------------------------------------

                                   EXHIBIT "C"

                            ASSIGNMENT OF TECHNOLOGY
                            ------------------------

                  THIS ASSIGNMENT OF TECHNOLOGY (this "Assignment") between Nurescell Inc., a Nevada corporation (the "Assignor"), on the one hand, and Advanced Technology Industries, Inc., a Delaware corporation ("ATI"), and ATI Nuklear AG, a German corporation (the "Assignee"), is effective as of the Closing Date and is delivered pursuant to that certain Restructure Agreement, dated March 21, 2003 among Triton Private Equities Fund, L.P. ("Triton"), Assignor, ATI, and Assignee (the "Restructure Agreement"). All capitalized terms used herein and not defined have the meanings assigned to them in the Restructure Agreement.

                                    RECITALS
                                    --------

         A. The Assignor owns certain patents, patent applications, trademarks and trademark applications relating to a proprietary radiation shielding technology for use by the nuclear power industry and others who produce, handle or store radioactive materials. Such patents, patent applications, trademarks and trademark applications are more specifically listed in Exhibit "1" (the "Technology").

         B. The Technology includes the "Nurescell Technology Material," which is (i) comprised of a unique composite of materials, (ii) designed for incorporation into the structural components of new and existing nuclear reactors and other facilities in order to provide a cost-effective safeguard from the lethal effect of radiation while achieving a minimal disruption to existing facilities, and (iii) expected to provide an innovative shielding material for various other purposes, including nuclear accelerator and defense research applications.

         C. Under the Restructure Agreement, Assignor agreed to assign and transfer the Technology to Assignee and Assignee and ATI agreed to cancel certain promissory notes and other obligations of Assignor to Assignee or ATI upon the satisfaction or waiver of the Transfer Conditions.

         D. The parties hereby agree that the Transfer Conditions have been satisfied and/or waived and wish to consummate the closing of the Restructure Agreement.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT. Assignor hereby assigns to Assignee all right, title and interest in and to the Technology, including all improvements, and patent applications and all divisions and continuations thereof, and all United States Letters Patents which may be granted thereon and all reissues, reexaminations and extensions thereof, and all priority rights under all available international agreements, treaties and conventions for the protection of intellectual property in its various forms in every participating country, and all applications for patents (including related rights such as utility-model registrations, inventor's certificates, and the like) previously or hereafter filed for such improvements in any foreign countries, and all patents (including all continuations, divisions, extensions, renewals, substitutes, and reissues thereof) granted for such improvements in any foreign countries, the trademark registrations and applications for registration listed in Exhibit "1" attached hereto, and all goodwill associated with the Technology; and Assignor hereby authorizes and requests the United States Commissioner of Patents and Trademarks, and any officials of foreign countries whose duty it is to issue patents on applications as aforesaid, to issue all patents for such improvements to Assignee in accordance with the terms of this Assignment.

         2. ENTIRE INTEREST. Assignor hereby covenants that it has full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict herewith.

         3. ASSISTANCE TO ASSIGNEE. Assignor hereby covenants and agrees that it will communicate to Assignee any facts known to it respecting the improvements and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitute and reissue applications, make all rightful oaths and generally do everything possible to assist Assignee in obtaining and enforcing proper patent protection for the improvements in all countries; provided, however, that Assignee or ATI shall promptly reimburse Assignor for the reasonable cost of its compliance with this Section.

         4. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts this Assignment.

         5. MISCELLANEOUS.

                  5.1 GOVERNING LAW. This Assignment shall be governed in all respects by the laws of the State of California without regard to the conflict of laws provisions. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of California with respect to the interpretation of this Assignment or for the purposes of any action arising out of or relating to this Assignment.

                  5.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the Closing Date. All statements as to factual matters contained in any certificate or other instrument delivered by on behalf of Assignor, Assignee or ATI pursuant hereto or in connection with any of the transactions contemplated hereby shall be deemed to be representations and warranties of Assignor, Assignee or ATI hereunder solely as of the date of such certificate or instrument.

                  5.3 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of and be binding upon the parties' successors and assigns; provided, however, that ATI's obligations under Section 5 above shall not be assigned or otherwise transferred without Assignor's prior written consent.

                  5.4 ENTIRE AGREEMENT; AMENDMENT. This Assignment, including any agreements contemplated hereunder, constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Assignment nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                  5.5 SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Assignment or the application thereof is illegal, void or unenforceable, the remainder of this Assignment will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as to reasonably effect the intent of the parties hereto. To the extent practicable, the parties further agree to replace such void or unenforceable provision of this Assignment with a valid and enforceable provision that will achieve the economic, business and other purposes of such void or unenforceable provision as closely as practicable.

                  5.6 COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. A facsimile copy shall have the same force and effect as the original.

         WHEREFORE, the undersigned have duly executed this Assignment of Technology effective as of the Closing Date.

ASSIGNOR:

NURESCELL INC., a Nevada corporation

By:
    ---------------------------------------

Print Name:
            -------------------------------

Title:
       ------------------------------------

ASSIGNEE:

ATI NUKLEAR AG, a German corporation

By:
    ---------------------------------------

Print Name:
             ------------------------------

Title:
       ------------------------------------

ATI:

ADVANCED TECHNOLOGY INDUSTRIES, INC.,
a Delaware corporation

By:
    ---------------------------------------

Print Name:
            -------------------------------

Title:
       ------------------------------------

                                    EXHIBIT 1

   LIST OF PATENTS, PATENT APPLICATIONS, TRADEMARKS AND TRADEMARK APPLICATIONS
                                    ASSIGNED

         Nurescell Inc.'s Technology to be transferred to ATI Nuklear AG is a novel material for shielding and internment of radioactive materials and radioactive waste and attenuation of x-ray energy. The material is designed for incorporation into the structural components of new and existing nuclear reactors and other facilities to provide a cost-effective safeguard from the lethal effects of radiation while achieving minimal disruption of facilities. The material also may have nuclear accelerator and defense research applications.

         The material demonstrates shielding and physical properties superior to commonly used shielding materials such as concrete, steel or, in some cases, lead. The material may be compounded in such a way as to be used either in solid form or as a viscous liquid for specialized applications. The compound may include such materials as polyester epoxy, powdered metals, a coloring agent and polystyrenes in various combinations and ratios.

         The Technology is comprised of the patents and patents applications described in the table below:

Title:               NUCLEAR RESISTANCE CELL AND METHODS OF MAKING SAME

Inventor:            JOSEPH, ADRIAN

Applicant/Assignee:   NURESCELL INC.


COUNTRY                 CHRM            TYPE    FILING        SER/APPLN. NO.      ISSUE         PAT. NO.      STATUS
                        MATTER NO.              DATE                              DATE
----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
United States           25869.0020      NE      11/6/1998     09/187,641          5/15/2001     6,232,383     ISSUED
                        0               W

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Argentina               25869.0024      CEQ     11/3/1999     990105569                                       PENDING
                        0

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Pakistan                25869.0024      CEQ     10/30/199     91399                                           PENDING
                        1                       9

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
WIPO (PCT, int'l        25869.0024      CEQ     11/5/1999     PCT/US99/262                                    NAT
appln)                  2                                     56                                              PHASE

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Peru                    25869.0024      CEQ     11/4/1999     1115                                            PENDING
                        3

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Taiwan                  25869.0024      CEQ     11/5/1999     88119344            1/1/2002      NI-147720     ISSUED
                        4

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Venezuela               25869.0024      CEQ     11/5/1999     1999002269                                      PENDING
                        5

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Brazil                  25869.0024      DCA     11/5/1999     PI99067951                                      PENDING
                        6

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Canada                  25869.0024      DCA     11/5/1999     2,316,823                                       PENDING
                        7

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
China                   25869.0024      DCA     11/5/1999     99802034.6                                      PENDING
                        8

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Cuba                    25869.0024      DCA     11/5/1999     1672000                                         ABANDON
                        9                                                                                     ED

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Czech Republic          25869.0025      DCA     11/5/1999     PV20003697                                      PENDING
                        0

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
European Patent         25869.0025      DCA     11/5/1999     99962712.8                                      PUBLISHE
                        1                                                                                     D

                                                          B-22



----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Hungary                 25869.0025      DCA     11/5/1999     PV 1497-2000                                    PENDING
                        2

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Japan                   25869.0025      DCA     11/5/1999     2000581654                                      PENDING
                        3

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
South Korea             25869.0025      DCA     11/5/1999     2000-7007450                                    PENDING
                        4

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Mexico                  25869.0025      DCA     11/5/1999     006528                                          PENDING
                        5

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Russian Federation      25869.0025      DCA     11/5/1999     2000125887          8/20/2002     3187855       ISSUED
                        6

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Slovak Republic         25869.0025      DCA     11/5/1999     PV149700                                        PENDING
                        7

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------

                                   EXHIBIT "D"

                            MUTUAL RELEASE AGREEMENT
                            ------------------------

         THIS MUTUAL RELEASE AGREEMENT (this "Agreement") is effective as of the Closing Date among Triton Private Equities Fund, L.P. ("Triton"), a Delaware limited partnership, Nurescell Inc., a Nevada corporation ("Nurescell"), Advanced Technology Industries, Inc., a Delaware corporation ("ATI"), and ATI Nuklear AG, a German corporation ("ATI Sub"), all of whom are hereafter referred to as the "Parties." This Agreement is delivered pursuant to Section 2.01(a)(ii) of that certain Restructure Agreement, dated March 21, 2003, among Triton, Nurescell, ATI and ATI Sub (the "Restructure Agreement"). All capitalized terms used herein and not defined have the meanings assigned to them in the Restructure Agreement.

                                    RECITALS
                                    --------

   A. Nurescell, ATI and ATI Sub entered into the Restructure Agreement, which provides for, among other things, the cancellation of, and concomitant elimination of such Parties' respective obligations to each other under, the License Agreement, the Investment Agreement, the Modification Agreement, the 2001 Restructure Agreement and the ATI Sub Note.

     B. The Parties desire to eliminate all obligations that they may owe to one another under any agreement or otherwise, except for the Parties' respective obligations set forth in the Restructure Agreement and, as to Nurescell, the obligations that it owes to Triton under the 1999 Note, the 2000 Note, the Registration Agreements, the Securities Purchase Agreement dated as of December 15, 1999, the Warrant to Purchase Common Stock dated December 15, 1999, the Securities Purchase Agreement dated as of February 8, 2000, the Warrant to Purchase Common Stock dated February 8, 2000, the Pledge and Security Agreement dated August 8, 2002, the $26,000 Secured Promissory Note dated August 8, 2002, the $7,650 Unsecured Promissory Note dated August 26, 2002 and any other obligations of Nurescell to Triton arising by their mutual consent on or after August 26, 2002 (collectively, the "Triton Obligations").

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the mutual promises, covenants and conditions herein contained, the Parties agree as follows:

         1. MUTUAL RELEASE.

         (a) The Parties hereby, for themselves, their employees, agents, partners, subsidiaries, affiliates, representatives, successors and assigns, discharge and release one another, their past and present employees (except Adrian Joseph), directors, agents, executors, administrators, trustees, attorneys, partners, insurers, representatives, assigns, predecessors, successors and related entities (the "Released Parties"), from any and all claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies and liabilities of every nature at law or in equity, liquidated, or unliquidated, known or unknown, matured or unmatured, foreseeable or unforeseeable, which they had or have arising out of any circumstance, thing, or event alleged occurring contemporaneously with or prior to the Closing Date, or arising out of the 2001 Restructure Agreement, any cash advances or loans among one another, the License Agreement, the Investment Agreement, the Modification Agreement, the ATI Sub Note or any other agreement or understanding, other than (i) the Restructure Agreement and the Exhibits and Schedules attached thereto, (ii) solely as to Nurescell, the Triton Obligations and (iii) to Shelby Brewer and Jim Samuelson for salary, consulting fees, loans and expenses owed.

            (b) Each party hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Released Party, based on any matter purported to be released hereby.

         2. WAIVER OF UNKNOWN CLAIMS. It is understood and agreed that the Parties' releases set forth hereinabove extend to all claims of every kind, nature and description whatsoever, known or unknown, suspected or unsuspected and any and all rights under the provisions of Section 1542 of the Civil Code of California or under any comparable statute of any other jurisdiction. The Parties expressly acknowledge that they are familiar with and expressly waive and relinquish every right or benefit they have or may have under the provisions of Section 1542 of the Civil Code of California which reads as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         3. ENTIRE AGREEMENT. This Agreement contains the sole, complete and entire agreement and understanding of the Parties concerning the matters contained herein and may not be altered, modified, or changed in any manner except by a writing duly executed by the Parties. No Party is relying on any representations other than those expressly set forth herein. No conditions precedent to the effectiveness of this Agreement exists, other than as expressly provided for herein. There are no oral or written collateral agreements other than the Restructure Agreement. All prior discussions and negotiations have been and are merged, integrated into and superseded by this Agreement.

         4. WAIVER. The delay or failure of a Party to exercise any right, power or privilege hereunder, or failure to strictly enforce any breach or default shall not constitute a waiver with respect thereto; and no waiver of any such right, power, privilege, breach or default on any one occasion shall constitute a waiver thereof on subsequent occasion unless clear and express notice thereof in writing is provided.

         5. ATTORNEYS' FEES UPON BREACH. If any action at law or in equity, or any motion, is brought to enforce this Agreement, the prevailing Party shall be entitled to all of its costs in bringing and prosecuting said action or motion, including reasonable attorneys' fees.

         6. APPLICABLE LAW. This Agreement shall be construed according to the laws of the State of California in effect as of the date of execution.

         7. ADVICE OF COUNSEL. The Parties represent that prior to the execution of this Agreement they had the opportunity to seek the benefit of independent legal counsel of their own selection regarding the substance of this Agreement.

         8. REPRESENTATION OF AUTHORITY. Each individual executing this Agreement on behalf of any Party expressly represents and warrants that he/she has authority to execute and thereby bind the Party on behalf of which he/she executes this Agreement to the terms of this Agreement and agrees to indemnify and hold harmless each other party from any claim that such authority did not exist.

         9. HEADINGS. The headings included in this Agreement are for convenience only and do not limit, alter, or affect the matters contained in this Agreement or the paragraphs they encaption.

         10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together constitute one single document.

         11. TELEFACSIMILE SIGNATURES. This Agreement and any documents relating to it may be executed and transmitted to any other party by telefacsimile, which telefacsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

         12. DATE OF EXECUTION. The Parties execute this Agreement as of the Closing Date.

NURESCELL INC.                                 ADVANCED TECHNOLOGY
                                               INDUSTRIES, INC.

By:___________________________                 By:__________________________
Name:_________________________                 Name:________________________
Title:________________________                 Title:_______________________

TRITON PRIVATE EQUITIES                        ATI NUKLEAR AG
FUND, L.P.
By: Triton Capital Management, L.L.C.,
       General Partner
By:___________________________                 By:__________________________
Name:_________________________                 Name:________________________
Title:________________________                 Title:_______________________

                                   EXHIBIT "E"

                           FORM OF SHAREHOLDER CONSENT
                           ---------------------------

                        WRITTEN CONSENT WITHOUT A MEETING
                             OF THE SHAREHOLDERS OF
                                 NURESCELL INC.,
                              A NEVADA CORPORATION

         The undersigned shareholders of Nurescell, Inc., a Nevada corporation (the "Corporation"), do hereby consent to the following actions of the
Corporation:

      1. The assignment and transfer of the Technology (as defined in the Restructure Agreement dated March 21, 2003 by and among the Corporation, Triton Private Equities Fund, L.P., Advanced Technology Industries, Inc. and ATI Nuklear AG) to ATI Nuklear AG; and

      2. The amendment of the Corporation's Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to
-----------.

       This consent is given in accordance with Nevada Revised Statute 78.320(2) with respect to all shares of the undersigned entitled to vote on this matter.

                                   EXHIBIT "F"

                         LIST OF NURESCELL'S LIABILITIES
                         -------------------------------

   Herzog, Fisher, Grayson & Wolfe..............................$25,550.39

   U.S. Stock Transfer..........................................$1,250.00

   Federal Express..............................................$1,904.23

   Arrowhead....................................................$244.94

   GE Capital...................................................$6,348.78

   Hartford.....................................................$849.88

   Standard & Poors.............................................$2,975.00

   XO Communications............................................$1,625.36

   Office Depot.................................................$807.16

   DTC..........................................................$4,285.00

   Staples Credit...............................................$673.34

   Purchase Power...............................................$415.39

   Action Answering.............................................$183.80

   GKL Resident.................................................$80.00

   DDS..........................................................$43.54

   Brakke Schafnitz.............................................$2,214.79

   James Eliades................................................$32,750.00

   Jerry Quinn..................................................$14,549.29

   H. Roy Jeppson...............................................$8,586.50

   Rick Van Eyk.................................................$25,167.48

   John Hannesson...............................................$4,828.00

   Merrill......................................................$5,000.00

   Crosby, Heafey, Roach & May..................................$15,932.00

   Cingular.....................................................$6,678.40

   AT&T.........................................................$1,666.05

   Pacific Bell.................................................$67.89

   UK Abrasives.................................................$2,446.00

   Sprint.......................................................$299.50

   Markum & Kliegman............................................$49,628.00

   Pitney Bowes.................................................$972.71

   AICCO........................................................$300.16

   VWR..........................................................$223.80

   DHL..........................................................$2,479.40

   Property Taxes...............................................$547.00

   Sharon Nitka.................................................$10,900.00

   State of Nevada..............................................$500.00

   Verizon......................................................$76.35

   Stock Group..................................................$549.00

   Centerpointe ................................................$345.00

   Premier Business Centers ....................................$3,115.00

   Corbin & Wirtz...............................................$16,782.00

   David Hamilton...............................................$179.00

   OC Tax Collector.............................................$547.00

   PublicEase...................................................$399.00

   Richard Wall.................................................$908.43

   TeleExpress..................................................$217.99

   Shelby Brewer................................................$38,000.00

   John Longenecker.............................................$180,000.00

   James Samuelson..............................................$117,335.00

   Adrian Joseph................................................$206,465.00

   Internal Revenue Service.....................................$9,681.55

                                SCHEDULE 3.01(b)

   Nurescell requires stockholder approval of the Share Increase and the Technology Transfer. Nurescell must file an amended Articles of Incorporation with the Nevada Secretary of State to make the Share Increase effective. It must also file the Information Statement delivered to its stockholders regarding the Share Increase and Technology Transfer with the Securities and Exchange Commission.

                                SCHEDULE 3.01(g)

   Nurescell may have contingent liabilities which could arise from acts or omissions by Adrian Joseph and/or Dianna Joseph in connection with (i) any transfer of shares in Nurescell by such persons or their trusts and/or (ii) any transfer of shares in Nurescell by persons or entities which acquired shares in Nurescell through Adrian Joseph, Dianna Joseph and/or their trusts.

                                SCHEDULE 3.05(b)

   Nurescell requires stockholder approval of the Share Increase and the Technology Transfer. Nurescell must file an amended Articles of Incorporation with the Nevada Secretary of State to make the Share Increase effective. It must also file the Information Statement delivered to its stockholders regarding the Share Increase and Technology Transfer with the Securities and Exchange Commission.

                    EXHIBIT "C" TO THE INFORMATION STATEMENT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  FORM 10-KSB/A
                                 Amendment No. 1

(MARK ONE)

/X/      ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
         OF 1934

         For the fiscal year ended March 31, 2003

/ / TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         For the transition period from __________ to __________

                         Commission file number: 0-25377

                                 Nurescell Inc.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

           Nevada                                       33-0805583
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

      P.O. Box 116, North Haven, CT 06473 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                    Issuer's telephone number: (203) 239-9734

         Securities registered under Section 12(b) of the Exchange Act:

Title of each class                   Name of each exchange on which registered
       None                                          None

         Securities registered under Section 12(g) of the Exchange Act:
                         Common Stock, $.0001 par value
                                (TITLE OF CLASS)

         Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /X/ No / /

         Check if there is no disclosure of delinquent filers in response to
Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of issuer's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. / /

         Issuer's net loss for its most recent fiscal year (ended March 31, 2003) was $449,328.

         The aggregate market value of the voting and non-voting common equity held by nonaffiliates of the issuer, based upon the average bid and asked price of such common equity on June 25, 2003, as reported by the OTC Bulletin Board, was approximately $11,470. Shares of Common Stock held by each officer and director and by each person who owns 5% or more of the outstanding Common Stock have been excluded in that such persons may be deemed to be affiliates. This determination of affiliate status is not necessarily a conclusive determination for other purposes.

         The number of outstanding shares of the issuer's Common Stock on June 25, 2003 was 46,060,025.

         Documents incorporated by reference: None.

    Transitional Small Business Disclosure Format (CHECK ONE): Yes /X/ No / /

                                     PART I

              NOTE: NURESCELL INC. HAS ELECTED TO FOLLOW DISCLOSURE
                ALTERNATIVE 2 IN THE PREPARATION OF THIS REPORT.

ITEM 6. DESCRIPTION OF BUSINESS.
--------------------------------

   GENERAL. Nurescell Inc. (the "Company") is a development stage company that was formed in 1998 for the purpose of developing and commercially exploiting a proprietary radiation shielding technology (the "Nurescell Technology") for use by the nuclear power industry and others producing, handling or storing radioactive materials. The Nurescell Technology material, which is comprised of a unique composite of materials, was designed for incorporation into the structural components of new and existing nuclear reactors and other facilities in order to provide a cost-effective safeguard from the lethal effect of radiation while achieving a minimal disruption to existing facilities. In addition, it was expected to provide an innovative shielding material for various other purposes, including nuclear accelerator and defense research applications. To date, the Company has failed to generate any significant revenue from the Nurescell Technology. Having exhausted all of its funding and without any source of revenue, the Company has been forced to reduce its operations to a minimal level. On March 21, 2003, the Company entered into a Restructure Agreement (the "Restructure Agreement") with Triton Private Equities Fund, L.P. ("Triton"), Advanced Technology Industries, Inc. ("ATI") (a related party) and ATI's subsidiary, ATI Nuklear AG ("AG"), pursuant to which Triton has taken control of the Company and the Company will divest itself of the Nurescell Technology, as described in more detail below.

   PRODUCT TESTING AND MARKETING. Since inception, the Company has spent approximately $475,000 on research and development activities with respect to the Nurescell Technology. In light of the Restructure Agreement and the Company's financial condition, the Company has ceased all product testing and marketing.

   INTELLECTUAL PROPERTY RIGHTS. To date, patents for the Nurescell Technology have been granted in the United States, the Russian Federation and Taiwan. In addition, the Company has applied for certain other foreign patents and protection of its intellectual property to the extent appropriate under the circumstances.

   PERSONNEL. From April 1, 2002 until March 21, 2003, the Company had one full-time employee. Since March 21, 2003, the Company has had no employees, with the services of Lawrence Shatsoff (the Company's sole director and officer since that date) being provided pursuant to a consulting agreement between Mr. Shatsoff, the Company and Triton. See "Item 11. Interest of Management and Others in Certain Transactions."

   THE RESTRUCTURE AGREEMENT. The Restructure Agreement provides for the transfer by the Company to ATI or AG of all right, title and interest in and to the Nurescell Technology in return for the cancellation by ATI and AG of all debts and other obligations owed to either of them by the Company (the "ATI Obligations"), consisting primarily of a $1 million promissory note, plus interest, secured by the Nurescell Technology (among other things) and approximately $200,000 in short-term cash advances and payments made by ATI to or on behalf of the Company. The agreement also provides for conversion of the Company's notes payable to Triton, which will give Triton a controlling interest in the Company.

   The Restructure Agreement contains various customary provisions relating to the Company, ATI and AG. Those provisions include, among other things, representations and warranties with respect to (i) the execution and enforceability of the Restructure Agreement and (ii) title to, and absence of liens on, the Nurescell Technology. The preparation and circulation of an Information Statement to the Company's stockholders is a condition to the completion of the Restructure Agreement, and, subject to certain provisions of the Restructure Agreement, it is expected that such completion will occur 23 days after the Information Statement is sent or given to the Company's stockholders. At this time, it is anticipated that the transfer of the Nurescell Technology pursuant to the Restructure Agreement will take place in the third quarter of 2003. In light of AG's security interest in the Nurescell Technology in connection with the ATI Obligations, the parties have agreed that the transfer of the Nurescell Technology pursuant to the Restructure Agreement constitutes a transfer of collateral pursuant to Section 9609 of the California Uniform Commercial Code.

   Following the transfer of the Nurescell Technology, the Company expects to have essentially no assets. However, after that transfer, as well as certain anticipated conversions of outstanding debt into Common Stock, it is expected that the Company will be left with only approximately $228,000 in liabilities. It is expected that those remaining liabilities will either be settled for cash using funds provided by Triton or paid with funds provided by a third party in conjunction with a possible merger or other consolidation with the Company (which is currently being investigated by Triton). As the transfer of the Nurescell Technology will involve a transfer of assets in return for cancellation of certain indebtedness, the Company's current stockholders will receive no payment as a result of that transfer and will retain their equity interests in the Company following the consummation of the transaction. For accounting purposes, the Company will treat the transfer of the Nurescell Technology as an exchange for the extinguishment of debt.

ITEM 7. DESCRIPTION OF PROPERTY.
--------------------------------

   For a portion of the past fiscal year, the Company's executive offices were located in rented premises of approximately 300 square feet with a monthly rent of $357. That lease has since been terminated and the Company now operates out of the home of Lawrence Shatsoff at no charge. Due to its minimal level of operations, the Company expects that this arrangement will be sufficient for its executive offices for the foreseeable future.

ITEM 8. DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES.
----------------------------------------------------------------

   Set forth below is information regarding the sole director and officer of the Company. The Company has no employees.

          Name                      Age                 Positions
          ----                      ---                 ---------

     Lawrence Shatsoff              49           President, Chief Financial
                                                 Officer, Secretary and director

   Mr. Shatsoff has been the Company's sole director and officer since March 21, 2003, when all of the then existing officers and directors resigned pursuant to the Restructure Agreement. From June 2001 until December 2002, Mr. Shatsoff was President of Markland Technologies, Inc., a publicly-held technology company involved in the sale and marketing of home theater products. Prior to becoming President of Markland Technologies, Mr. Shatsoff served from June 2000 to June 2001 in various executive capacities and as a director of Corzon, Inc., a publicly-held telecommunications company. From 1995 to 2000, Mr. Shatsoff was the Vice President and Chief Operations Officer of DCI Telecom, Inc., a publicly-held company, and from 1991 to 1994, he served as Vice President and Chief Operations Officer of Alpha Products, a privately-held computer circuit board sales and manufacturing company. Mr. Shatsoff also performs independent management consulting services through his own company, Business Analysis Group, LLC. Mr. Shatsoff graduated in 1975 from Rider College with a B.S. Degree in Decision Sciences and Computers.

   Subject to prior resignation or removal, the Company's director serves in that capacity until the next annual meeting of stockholders or until his successor is elected or appointed and duly qualified. Officers are appointed by the Board of Directors and serve in that capacity until resignation or removal. Except as provided in the Restructure Agreement or as agreed upon between Mr. Shatsoff and Triton, there are no arrangements or understandings between Mr. Shatsoff and any other person pursuant to which he was selected for his office or position. Within the past five years (i) no petition under the federal Bankruptcy Act or any state insolvency law has been filed by or against Mr. Shatsoff, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner at or within the two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within the past two years and (ii) Mr. Shatsoff has not been convicted in a criminal proceeding (excluding traffic violations and other minor offenses).

ITEM 9. REMUNERATION OF DIRECTORS AND OFFICERS.
-----------------------------------------------

   EXECUTIVE COMPENSATION. The following table sets out the compensation paid on a cash basis during the fiscal year ended March 31, 2003 to (i) each of the Company's three highest paid officers or directors and (ii) the Company's officers and directors as a group:

Name or Identity of Group            Title                          Compensation
-------------------------            -----                          ------------

   John Longenecker                Director (1)                        $ 0 (2)

   James Samuelson                 President, Secretary and
                                   Chief Financial Officer (3)         $ 0 (2)

   Shelby Brewer                   Director (3)                        $ 0 (2)

   Lawrence Shatsoff               President, Secretary, Chief
                                   Financial Officer and Director (4)  $ 0 (4)

(1) Resigned June 15, 2002.

(2) Does not include group life, health, hospitalization or other benefit plans which do not discriminate in scope, terms or operation in favor of officers or directors and which are available generally to all salaried employees.

(3) Resigned March 21, 2003.

(4) Has occupied the positions shown since March 21, 2003. Mr. Shatsoff is not an employee of the Company but receives compensation for his services pursuant to a consulting agreement with the Company and Triton. See "Item 11. Interest of Management and Others in Certain Transactions."

   STOCK OPTION PLAN. Under the Company's 1998 Stock Option Plan (the "Option Plan"), all officers and directors of the Company, as well as its employees and consultants, are eligible to be selected to participate. The purpose of the Option Plan is to promote the interests of the Company by providing participants with an inducement to maintain their status with the Company and to further advance the interests of the Company. Options are granted in consideration of things such as past and potential future contributions to the Company.

   As of March 31, 2003, no options were outstanding under the Option Plan. The aggregate number of shares of Common Stock deliverable upon the exercise of all options granted under the Option Plan cannot exceed 360,000 shares. In the event of any merger, reorganization, recapitalization, stock dividend, stock split or reverse split or other act or event which effects a restructure of the Company's Common Stock (but not including the issuance of additional shares of Common Stock or preferred stock), the total number of shares covered by the Option Plan, the exercise price, and number of shares covered by outstanding options granted pursuant to the Option Plan, and the rights, preferences and privileges incident to such shares will be appropriately adjusted as to any remaining options. Any shares covered by options granted pursuant to the Option Plan which expire or are canceled are available for reissuance under the Option Plan.

   There is no maximum or minimum number of shares which may be subject to options granted to any one individual under the Option Plan. The exercise price of the stock covered by each option is determined at the time of grant; provided, however, that (i) as to incentive stock options, such exercise price will not be less than an amount equal to 100% of the "fair value" of the stock (as determined pursuant to the Option Plan) on the date the option is granted (110% for options granted to persons who hold 10% or more of the Company's Common Stock) and (ii) as to all other options, such exercise price will not be less than an amount equal to 85% of the fair value of the stock on the date the option is granted. Subject to the express provisions of the Option Plan, the terms of each option granted under the Option Plan, including the exercise price, manner of exercise, vesting and duration of each option, shall be as specified in the applicable option agreement between the Company and the option holder.

   The Board of Directors of the Company may amend, suspend or terminate the Option Plan at any time. Unless terminated sooner, the Option Plan will terminate on June 15, 2008 and no options may be granted thereafter. No amendment, suspension or termination of the Option Plan will, without the consent of the option holder, be made which would alter or impair any rights or obligations under any option then outstanding. Upon the dissolution or liquidation of the Company, the Option Plan will terminate, and any option previously granted thereunder and not yet exercisable in full will also terminate. In the event, however, that the Company is succeeded by another corporation, the Option Plan and any remaining options granted thereunder will be assumed by such successor corporation, subject to such adjustments as may be necessary due to the capital structure of the successor corporation. It is not expected that any options will be granted in the future under the Option Plan. There is no plan currently to change or terminate the Option Plan due to the Restructure Agreement.

   COMPENSATION TO DIRECTORS. Except as noted above, the Company has not compensated its directors for their services as such, although in the past they have been granted options under the Option Plan. It is, however, the policy of the Company to reimburse directors for reasonable expenses incurred in attending meetings of the Board of Directors.

ITEM 10. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS.
-----------------------------------------------------------------------

   COMMON STOCK. The following table sets forth the record ownership of the Company's Common Stock (the Company's only class of voting stock) as of June 25, 2003 as to (i) each person or entity who owns more than 10% of the Company's Common Stock, (ii) each person named in the table appearing in "Item 9. Remuneration of Directors and Officers" and (iii) all officers and directors of the Company as a group:

Name and Address of Owner                 Number of Shares Owned (1)        Percent of Class (2)
-------------------------                 --------------------------        --------------------
Triton Private Equities Fund, L.P.             30,000,000 (3)                     65.1%
225 N. Market St., Suite 333
Wichita, Kansas  67202

John Longenecker                                  425,900 (3)                     0.92%
13380 Pantera Rd.
San Diego, California 92130

James Samuelson                                       -0- (3)                       N/A
2030 Main Street
Irvine, California 92614

Shelby Brewer                                      15,568 (3)                     0.03%
2151 Jamieson Ave., Suite 1607
Alexandria, Virginia 22314

Lawrence Shatsoff                                     -0- (3)                       N/A
P.O. Box 116
North Haven, Connecticut  06473

All officers and directors                        441,468 (3)                     0.95%
as a group (4 persons) (4)

(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, subject to community property laws where applicable.

(2) Based on 46,060,025 shares of Common Stock outstanding, without taking into account any shares issuable upon the exercise of outstanding options, warrants or other rights.

(3) Does not include shares which can be obtained pursuant to the exercise of options, warrants and other stock acquisition rights, as described in the table below.

(4) Includes John Longenecker, James Samuelson and Shelby Brewer, who are no longer officers or directors. See "Item 9. Remuneration of Directors and Officers" above.

   The Company has no class of non-voting securities presently outstanding.

   OPTIONS, WARRANTS AND OTHER RIGHTS. The following table sets forth the options, warrants and other rights to acquire securities of the Company which were held as of June 25, 2003 by (i) each person or entity who owns more than 10% of the Company's Common Stock, (ii) each person named in the table appearing in "Item 9. Remuneration of Directors and Officers," where the total market value of securities obtainable by such person under all outstanding options exceeds $10,000, and (iii) all officers and directors of the Company as a group:

                                        Title and Amount of
                                        Common Stock Called
                                     For by Options, Warrants
Name of Holder                            And Other Rights       Exercise Price    Date of Exercise
--------------                            ----------------       --------------    ----------------
Triton Private Equities Fund, L.P.        1,346,108,980(1)            (1)              (1)

Lawrence Shatsoff                              (2)                    (2)              (2)

All officers and directors
as a group (4 persons) (3)                     (2)                    (2)              (2)

(1) Triton holds $305,000 in principal amount of the Company's Series 1999-A Convertible Promissory Note and $385,000 in principal amount of the Company's Series 2000-A Convertible Promissory Note (collectively, the "Notes"). The Notes, together with accrued interest thereon and certain accrued penalties with respect thereto, were convertible into up to 1,257,188,000 shares of Common Stock as of June 25, 2003. The conversion amount varies based on a percentage of a specified average closing bid price of the Common Stock during a specified period prior to the conversion date. In addition, as of June 25, 2003, Triton had loaned to the Company or provided for its benefit $87,986 for operating expenses (the "Operating Loans"). The Operating Loans, together with accrued interest, are convertible into shares of the Company's Common Stock at the same rate as the Company's Series 2000-A Convertible Promissory Note, resulting in up to 88,920,980 shares of Common Stock being issuable to Triton on the Operating Loans as of June 25, 2003.

(2) For his services to the Company, Mr. Shatsoff is entitled to receive shares of the Company's Common Stock in an amount to be determined at some future date by mutual agreement between the Company, Triton and Mr. Shatsoff. See "Item 11. Interest of Management and Others in Certain Transactions."

(3) Includes John Longenecker, James Samuelson and Shelby Brewer, who are no longer officers or directors; however, the options held by such persons are excluded from the table because the total market value of securities obtainable by such persons under all outstanding options does not exceed $50,000.

ITEM 11. INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS.
-------------------------------------------------------------------

   The following is a description of those transactions by the Company in the past two fiscal years or which are presently proposed in which (i) any Company director, officer or greater than 10% stockholder (or a relative or spouse thereof, or any relative of such spouse) has or is to have a direct or indirect interest and (ii) the amount involved exceeds $50,000.

   Pursuant to an agreement with Triton, certain creditors of the Company have agreed to exchange a total of $722,459 in accounts payable, accrued expenses and amounts due to stockholders and former officers into an aggregate of 72,245,862 shares of the Company's Common Stock. Of those creditors, five are former officers or directors of the Company who are owed a total of $571,350 by the Company for unpaid compensation and/or loans. That amount is exchangeable for 57,135,024 shares of the Company's Common Stock.

   On March 21, 2003, the Company entered into the Restructure Agreement with Triton, ATI and AG, pursuant to which Triton has taken control of the Company and the Company will divest itself of the Nurescell Technology. ATI is a former controlling stockholder of the Company. See "Item 6. Description of Business - The Restructure Agreement."

   Triton currently holds the Notes, which were issued to Triton in 1999 and 2000 and were convertible into up to 1,257,188,000 shares of the Company's Common Stock as of June 25, 2003. As of June 25, 2003, Triton had also loaned to the Company, or provided for its benefit, the Operating Loans, such amounts to be repaid by the Company under the terms of a Convertible Promissory Note dated March 21, 2003. The Operating Loans, together with accrued interest, are convertible into shares of the Company's Common Stock at the same rate as one of the Notes, resulting in up to 88,920,980 shares of Common Stock being issuable to Triton as a result of the Operating Loans as of June 25, 2003.

   As of April 1, 2003, the Company, Triton and Lawrence Shatsoff entered into a Consulting Agreement pursuant to which Mr. Shatsoff is to act as an officer and director of the Company for a one year term (subject to extension at the Company's option). For his services, Mr. Shatsoff is to be paid $3,000 per month and is entitled to receive shares of the Company's Common Stock in an amount to be determined by mutual agreement between the Company, Triton and Mr. Shatsoff. The agreement is terminable by the Company at any time, with or without cause, on no more than 30 days prior notice.

                                     PART II

ITEM 1. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER SHAREHOLDER MATTERS.
---------------------------------------------------------------------------

   The Company's Common Stock is quoted on the OTC Bulletin Board under the symbol "NUSL." The following table sets forth the quarterly high and low bids for the Company's Common Stock as reported by the OTC Bulletin Board for the past two fiscal years:

        Fiscal Year 2002                                      High*       Low*
        ----------------                                      -----       ----

        First quarter ....................................... $0.51      $0.11
        Second quarter ...................................... $0.20      $0.06
        Third quarter ....................................... $0.10      $0.02
        Fourth quarter ...................................... $0.045     $0.005

        Fiscal Year 2003
        ----------------

        First quarter ....................................... $0.045     $0.009
        Second quarter ...................................... $0.015     $0.001
        Third quarter ....................................... $0.001     $0.001
        Fourth quarter ...................................... $0.001     $0.001

* These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

   The Company has not paid any cash dividends on its Common Stock since its incorporation and anticipates that, for the foreseeable future, any earnings will be retained for use in its business. As of June 25, 2003, the number of record holders of the Company's Common Stock was approximately 280.

   For information regarding shares of Common Stock authorized for issuance under the Company's equity compensation plans, see "Item 9. Remuneration of Directors and Officers - Stock Option Plan" and "Item 10. Security Ownership of Management and Certain Security Holders - Options, Warrants and Other Rights."

ITEM 2. LEGAL PROCEEDINGS.
--------------------------

   To the knowledge of management, there is no litigation pending against the Company.

ITEM 3.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.
-------------------------------------------------------

   None, except as previously reported in the Company's reports on Form 8-K.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

   There were no matters submitted to a vote of security holders during the quarter ended March 31, 2003.

ITEM 5.  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.
-----------------------------------------------------------

   Section 16 of the Securities Exchange Act requires that officers and directors of the Company, as well as those persons who beneficially own more than 10% of the outstanding Common Stock of the Company, file reports of security ownership and changes in such ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission within specified time periods. Based solely on a review of copies of such reports furnished to the Company, the Company believes that during the year ended March 31, 2003, such filing requirements were complied with by its officers, directors and applicable stockholders, except that Triton filed its report on Form 3 with respect to its acquisition of Common Stock pursuant to the Restructure Agreement one day late.

ITEM 6. REPORTS ON FORM 8-K.
----------------------------

     The Company filed no reports on Form 8-K during the quarter ended March 31, 2003.

                                    PART F/S

                          INDEX TO FINANCIAL STATEMENTS

                                                                        Page No.
                                                                       -------

INDEPENDENT AUDITORS' REPORT                                             F-1

BALANCE SHEET                                                            F-2
  At March 31, 2003

STATEMENTS OF OPERATIONS                                                 F-3
  For the Years Ended March 31, 2003 and 2002
  For the Period from Inception (May 12, 1998) to March 31, 2003

STATEMENTS OF STOCKHOLDERS' DEFICIENCY                                  F-4 - 7
  For the Period from Inception (May 12, 1998) to March 31, 2003

STATEMENTS OF CASH FLOWS                                                 F-8
  For the Years Ended March 31, 2003 and 2002
  For the Period from Inception (May 12, 1998) to March 31, 2003

NOTES TO FINANCIAL STATEMENTS                                           F-9 - 22

To the Board of Directors and Stockholders
Nurescell Inc.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

We have audited the accompanying balance sheet of Nurescell Inc. (a development stage company) (the "Company") as of March 31, 2003, and the related statements of operations, stockholders' deficiency and cash flows for the years ended March 31, 2003 and 2002 and for the period from inception (May 12, 1998) to March 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nurescell Inc. (a development stage company) as of March 31, 2003 and 2002, and the results of its operations, changes in stockholders' deficiency and cash flows for the years then ended and for the period from inception (May 12, 1998) to March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred losses from operations since inception and, as of March 31, 2003, had a deficit accumulated during the development stage of $10,895,909 and a working capital deficit of $4,226,151. In addition, the Company is in default on its convertible notes payable. As a result of the debt defaults, on March 21, 2003, the Company entered into a Restructure Agreement in which it agreed to transfer its technology and only active business. As discussed further in Note 1 to the financial statements, these factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                         /S/ MARCUM & KLIEGMAN LLP

New York, New York
June 16, 2003

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                                  BALANCE SHEET

                                 MARCH 31, 2003

                                         ASSETS
                                         ------

CURRENT ASSETS:
  Cash                                                             $      5,125
                                                                   -------------
        TOTAL ASSETS                                               $      5,125
                                                                   =============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                    ----------------------------------------

CURRENT LIABILITIES:
  Convertible notes payable - ATI (related party)                  $  1,000,000
  Convertible notes payable - Triton (related party)                    690,000
  Accounts payable                                                      296,399
  Due to stockholders and former officers                               254,022
  Accrued expenses                                                    1,540,855
  Unearned revenue                                                      450,000
                                                                   -------------
        TOTAL CURRENT LIABILITIES                                     4,231,276
                                                                   -------------
STOCKHOLDERS' DEFICIENCY:
  Preferred stock - $0.0001 par value; 1,000,000 shares
    authorized; -0- shares issued and outstanding                            --
  Common stock - $0.0001 par value; 50,000,000 shares
    authorized; 46,070,238 shares issued and 46,060,025
    shares outstanding                                                    4,607
  Additional paid-in capital                                          6,695,151
  Treasury stock, at cost - 10,213 shares                               (30,000)
  Deficit accumulated during the development stage                  (10,895,909)
                                                                   -------------
        TOTAL STOCKHOLDERS' DEFICIENCY                               (4,226,151)
                                                                   -------------
        TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY             $      5,125
                                                                   =============

   The accompanying notes are an integral part of these financial statements.


                                    NURESCELL INC.
                         (A Company in the Development Stage)

                            STATEMENTS OF OPERATIONS


                                        For the Years Ended        For the Period
                                             March 31,            from May 12, 1998
                                   ----------------------------- (Date of Inception)
                                       2003             2002       to March 31, 2003
                                   -------------   -------------     -------------
SALES                              $         --    $         --      $         --

COST OF SALES                                --              --                --
                                   -------------   -------------     -------------
GROSS PROFIT (LOSS)                          --              --                --
                                   -------------   -------------     -------------
OPERATING EXPENSES:
  Bad debts                              25,000           8,700            33,700
  General and administrative             51,326          98,084           151,010
                                   -------------   -------------     -------------
    TOTAL OPERATING EXPENSES             76,326         106,784           184,710
                                   ------------    ------------      ------------
LOSS FROM OPERATIONS                    (76,326)       (106,784)         (184,710)
                                   -------------   -------------     -------------
OTHER INCOME (EXPENSES):
    Interest expense                     (8,313)         (4,854)          (16,236)
                                   -------------   -------------     -------------
    TOTAL OTHER EXPENSES                 (8,313)         (4,854)          (16,236)
                                   -------------   -------------     -------------

LOSS FROM CONTINUING OPERATIONS         (84,639)       (111,638)         (200,946)

LOSS FROM DISCONTINUED OPERATIONS      (364,689)     (2,206,433)      (10,694,963)
                                   -------------   -------------     -------------
NET LOSS                           $   (449,328)   $ (2,318,071)     $(10,895,909)
                                   =============   =============     =============

BASIC AND DILUTED LOSS PER SHARE:
  Continuing operations            $      (0.01)   $      (0.01)
  Discontinued operations                 (0.02)          (0.13)
                                   -------------   -------------
      NET LOSS PER SHARE           $      (0.03)   $      (0.14)
                                   =============   =============
WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING
    Basic and diluted                16,892,156      16,070,238
                                   =============   =============

      The accompanying notes are an integral part of these financial statements.

                                       F-3


                                           NURESCELL INC.
                                (A Company in the Development Stage)

                               STATEMENTS OF STOCKHOLDERS' DEFICIENCY

                   FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO MARCH 31, 2003

              (All per shares prices are presented rounded within two decimal places)


                                                   Common Stock          Additional       Stock
                                            --------------------------    Paid-in      Subscription
                                               Shares        Amount       Capital       Receivable
                                            ------------  ------------  ------------   ------------
Issuance of common stock
  Cash - Founding Shareholders
   (May and June 1998 at $.001 per share)     2,500,000   $       250   $     2,250    $        --
  Purchase of Technology
   (June 1998 at $.0001)                     10,000,000         1,000        (1,000)            --
  Cash - $1.00 per share (August 1998)          498,000            50       497,950             --
  Cash - $5.00 per share, net of
    issuance cost (September 1998)               79,000             8       349,992             --
  Common stock subscriptions                      5,000            --        25,000             --
Fair value of options granted                        --            --        30,000             --
Net loss, as restated for March 31, 1999             --            --            --             --
                                            ------------  ------------  ------------   ------------
BALANCE, MARCH 31, 1999                      13,082,000         1,308       904,192             --

Issuance of common stock
  Consulting/other services (May 1999
    through December 1999 at
    $1.12 - $3.51 per share)                    692,000            69     1,591,138             --
  Exercise of stock options
    (October 1999 at $.50 per share)            120,000            12        59,988             --
  Exercise of stock options
    (January 2000 at $1.00 per share)            15,000             2        14,998             --
  Exercise of stock options
    (March 2000 at $2.00 per share)              10,000             1        19,999             --
  Settlement of related party accruals
    (January 2000 at $2.13 per share)           524,226            52     1,113,928             --
  Award to directors and officers
    (January 2000 at $2.13 per share)           734,562            74     1,560,870             --
  Cash (April 1999 at $5.00)                     14,000             1        69,999             --
  Purchase of 10,213 shares of
    treasury stock at $2.94 per share                --            --            --             --
Fair value of options granted                        --            --       691,756             --
Fair value of warrants granted                       --            --       102,696             --
Net loss                                             --            --            --             --
                                            ------------  ------------  ------------   ------------
BALANCE, MARCH 31, 2000                      15,191,788   $     1,519   $ 6,129,564             --
                                            ============  ============  ============   ============

             The accompanying notes are an integral part of these financial statements.

                                                F-4


                                         NURESCELL INC.
                              (A Company in the Development Stage)

                             STATEMENTS OF STOCKHOLDERS' DEFICIENCY

                 FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO MARCH 31, 2003

            (All per shares prices are presented rounded within two decimal places)

                                                   Common Stock         Additional    Stock
                                             ------------------------    Paid-in   Subscription
                                                Shares       Amount      Capital    Receivable
                                             -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2000                      15,191,788   $    1,519   $6,129,564   $       --

Issuance of common stock
  Exercise of stock options (May 2000
    at $1.00 per share)                           7,500            1        7,499           --
  Exercise of stock options (June 2000
    at $0.25 per share)                         100,000           10       24,990      (25,000)
  Settlement of lawsuit (August 2000
    at $1.03 per share)                          34,000            3       35,058           --
  Settlement of lawsuit (February 2001
    at $0.34 per share)                          50,000            5       17,185           --
  Conversion of debt (August 2000 at
    $0.53 per share)                            250,000           25      132,475           --
  Conversion of debt (January 2001 at
    $0.30 per share)                            336,950           34      100,000           --
  To employee (August 2000 at $0.62
    per share)                                  100,000           10       62,490           --
Fair value of options and warrants granted           --           --      158,890           --
Net loss                                             --           --           --           --
                                             -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2001                      16,070,238        1,607    6,668,151      (25,000)

Net loss                                             --           --           --           --
                                             -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2002                      16,070,238        1,607    6,668,151      (25,000)

Conversion of debt (March 2003 at
    $0.001 per share)                        30,000,000        3,000       27,000           --
Write-off of stock subscription receivable           --           --           --       25,000

Net loss                                             --           --           --           --
                                             -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2003                      46,070,238   $    4,607   $6,695,151   $       --
                                             ===========  ===========  ===========  ===========

          The accompanying notes are an integral part of these financial statements.

                                              F-5


                                    NURESCELL INC.
                         (A Company in the Development Stage)

                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY

            FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO MARCH 31, 2003

       (All per shares prices are presented rounded within two decimal places)

                                              Treasury     Accumulated
                                               Stock         Deficit         Total
                                            ------------   ------------   ------------
Issuance of common stock
  Cash - Founding Shareholders
   (May and June 1998 at $.001 per share)   $        --    $        --    $     2,500
  Purchase of Technology
   (June 1998 at $.0001)                             --             --             --
  Cash - $1.00 per share (August 1998)               --             --        498,000
  Cash - $5.00 per share, net of
    issuance cost (September 1998)                   --             --        350,000
  Common stock subscriptions                         --             --         25,000
Fair value of options granted                        --             --         30,000
Net loss, as restated for March 31, 1999             --       (674,526)      (674,526)
                                            ------------   ------------   ------------
BALANCE, MARCH 31, 1999                              --       (674,526)       230,974

Issuance of common stock
  Consulting/other services (May 1999
    through December 1999 at
    $1.12 - $3.51 per share)                         --             --      1,591,207
  Exercise of stock options
    (October 1999 at $.50 per share)                 --             --         60,000
  Exercise of stock options
    (January 2000 at $1.00 per share)                --             --         15,000
  Exercise of stock options
    (March 2000 at $2.00 per share)                  --             --         20,000
  Settlement of related party accruals
    (January 2000 at $2.13 per share)                --             --      1,113,980
  Award to directors and officers
    (January 2000 at $2.13 per share)                --             --      1,560,944
  Cash (April 1999 at $5.00)                         --             --         70,000
  Purchase of 10,213 shares of
    treasury stock at $2.94 per share           (30,000)            --        (30,000)
Fair value of options granted                        --             --        691,756
Fair value of warrants granted                       --             --        102,696
Net loss                                             --     (6,416,192)    (6,416,192)
                                            ------------   ------------   ------------
BALANCE, MARCH 31, 2000                     $   (30,000)   $(7,090,718)   $  (989,635)
                                            ============   ============   ============

      The accompanying notes are an integral part of these financial statements.

                                       F-6


                                      NURESCELL INC.
                           (A Company in the Development Stage)

                          STATEMENTS OF STOCKHOLDERS' DEFICIENCY

              FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO MARCH 31, 2003

         (All per shares prices are presented rounded within two decimal places)


                                               Treasury      Accumulated
                                                Stock          Deficit          Total
                                             -------------   -------------   -------------
BALANCE, MARCH 31, 2000                      $    (30,000)   $ (7,090,718)   $   (989,635)

Issuance of common stock
  Exercise of stock options (May 2000
    at $1.00 per share)                                --              --           7,500
  Exercise of stock options (June 2000
    at $0.25 per share)                                --              --              --
  Settlement of lawsuit (August 2000
    at $1.03 per share)                                --              --          35,061
  Settlement of lawsuit (February 2001
    at $0.34 per share)                                --              --          17,190
  Conversion of debt (August 2000 at
    $0.53 per share)                                   --              --         132,500
  Conversion of debt (January 2001 at
    $0.30 per share)                                   --              --         100,034
  To employee (August 2000 at $0.62
    per share)                                         --              --          62,500
Fair value of options and warrants granted             --              --         158,890
Net loss                                               --      (1,037,792)     (1,037,792)
                                             -------------   -------------   -------------
BALANCE, MARCH 31, 2001                           (30,000)     (8,128,510)     (1,513,752)

Net loss                                               --      (2,318,071)     (2,318,071)
                                             -------------   -------------   -------------
BALANCE, MARCH 31, 2002                           (30,000)    (10,446,581)     (3,831,823)

Conversion of debt (March 2003 at
    $0.001 per share)                                  --              --          30,000
Write-off of stock subscription receivable             --              --          25,000

Net loss                                               --        (449,328)       (449,328)
                                             -------------   -------------   -------------
BALANCE, MARCH 31, 2003                      $    (30,000)   $(10,895,909)   $ (4,226,151)
                                             =============   =============   =============

        The accompanying notes are an integral part of these financial statements.

                                           F-7


                                             NURESCELL INC.
                                  (A Company in the Development Stage)

                                        STATEMENTS OF CASH FLOWS

                                                                                           For the Period
                                                               For the Years Ended         from Inception
                                                                     March 31,             (May 12, 1998)
                                                           -----------------------------    to March 31,
                                                               2003            2002             2003
                                                           -------------   -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                 $   (449,328)   $ (2,318,071)   $(10,895,909)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
      Depreciation                                               15,427          15,555          60,145
      Bad debts                                                  25,000           8,700          33,700
      Inventory write-down                                       10,022          54,515          64,537
      Write-off of intangible assets                                 --          87,944          87,944
      Amortization of discount on notes payable                      --              --         556,579
      Loss on abandonment of computer software                   32,248              --          39,026
      Issuance of stock for services                                 --              --       4,380,882
      Fair value of options and warrants                             --              --         880,646
      Gain on conversion of debt                                     --              --        (280,000)
  Changes in Operating Assets and Liabilities:                       --
      Accounts receivable - related party                            --         434,480          (8,700)
      Inventory                                                      --          (4,645)        (64,537)
      Prepaid expenses                                               --          10,132              --
      Accounts payable                                           39,355         101,545         296,399
      Accrued expenses                                          490,855         661,356       1,540,855
      Accrued termination fee                                        --       1,000,000       1,000,000
      Unearned income                                          (200,000)       (200,000)        450,000
                                                           -------------   -------------   -------------
      NET CASH USED IN OPERATING ACTIVITIES                     (36,421)       (148,489)     (1,858,433)
                                                           -------------   -------------   -------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                                --              --         (99,171)
  Acquisition of intangibles                                         --          (7,059)        (87,944)
                                                           -------------   -------------   -------------
      NET CASH USED IN INVESTING ACTIVITIES                          --          (7,059)       (187,115)
                                                           -------------   -------------   -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  (Repayment of) proceeds from overdraft                           (849)            849              --
  Proceeds from sale of common stock                                 --              --       1,018,000
  Prepaid financing costs                                            --              --         (96,349)
  Proceeds from stockholder and former officers
    loans-net                                                    42,395         140,841         254,022
  Proceeds from issuance of convertible notes                        --              --         875,000
                                                           -------------   -------------   -------------
     NET CASH PROVIDED BY FINANCING ACTIVITIES                   41,546         141,690       2,050,673
                                                           -------------   -------------   -------------
INCREASE (DECREASE) IN CASH                                       5,125         (13,858)          5,125
CASH - BEGINNING OF PERIOD                                           --          13,858              --
                                                           -------------   -------------   -------------
                                                           $      5,125    $         --    $      5,125
                                                           =============   =============   =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
--------------------------------------------------

  Cash paid during the year for:
    Interest                                               $         --    $         --    $      7,359
                                                           =============   =============   =============
    Income taxes                                           $         --    $        525    $      1,600
                                                           =============   =============   =============
  NON CASH FLOW FINANCING ACTIVITY:

Issuance of common stock upon conversion of note payable
                                                           $     30,000    $         --    $     30,000
                                                           =============   =============   =============

               The accompanying notes are an integral part of these financial statements.

                                                  F-8

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1 -  BUSINESS AND CONTINUED OPERATIONS

Nurescell Inc. (the "Company") is a development stage company that was formed in 1998 for the purpose of developing and commercially exploiting a proprietary radiation shielding technology (the "Nurescell Technology") for use by the nuclear power industry and others producing, handling or storing radioactive materials. The Nurescell Technology material, which is comprised of a unique composite of materials, was designed for incorporation into the structural components of new and existing nuclear reactors and other facilities in order to provide a cost-effective safeguard from the lethal effect of radiation while achieving a minimal disruption to existing facilities. In addition, it was expected to provide an innovative shielding material for various other purposes, including nuclear accelerator and defense research applications. To date, the Company has failed to generate any significant revenue from the Nurescell Technology. Having exhausted all of its funding and without any source of revenue, the Company has been forced to reduce its operations to a minimal level. On March 21, 2003, the Company entered into a Restructure Agreement (the "Restructure Agreement") with Triton Private Equities Fund, L.P. ("Triton"), Advanced Technology Industries, Inc. ("ATI") (a related party) and ATI's subsidiary, ATI Nuklear AG ("AG"), pursuant to which Triton has taken control of the Company and the Company will divest itself of the Nurescell Technology, as described in more detail below.

The Restructure Agreement provides for the transfer by the Company to ATI or AG of all right, title and interest in and to the Nurescell Technology in return for the cancellation by ATI and AG of all debts and other obligations owed to either of them by the Company (the "ATI Obligations"), consisting primarily of a $1 million promissory note, plus interest, secured by the Nurescell Technology (among other things) and approximately $200,000 in short-term cash advances and payments made by ATI to or on behalf of the Company. The agreement also provides for conversion of the Company's notes payable to Triton, which will give Triton a controlling interest in the Company.

The Restructure Agreement contains various customary provisions relating to the Company, ATI and AG. Those provisions include, among other things, representations and warranties with respect to (i) the execution and enforceability of the Restructure Agreement and (ii) title to, and absence of liens on, the Nurescell Technology. The preparation and circulation of an Information Statement to the Company's stockholders is a condition to the completion of the Restructure Agreement, and, subject to certain provisions of the Restructure Agreement, it is expected that such completion will occur 23 days after the Information Statement is sent or given to the Company's stockholders. At this time, it is anticipated that the transfer of the Nurescell Technology pursuant to the Restructure Agreement will take place in the third quarter of 2003. In light of AG's security interest in the Nurescell Technology in connection with the ATI Obligations, the parties have agreed that the transfer of the Nurescell Technology pursuant to the Restructure Agreement constitutes a transfer of collateral pursuant to Section 9609 of the California Uniform Commercial Code.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1 -  BUSINESS AND CONTINUED OPERATIONS (Continued)

Following the transfer of the Nurescell Technology, the Company expects to have essentially no assets. However, after that transfer, as well as certain anticipated conversions of outstanding debt into common stock, it is expected that the Company will be left with only approximately $228,000 in liabilities. It is expected that those remaining liabilities will either be settled for cash using funds provided by Triton or paid with funds provided by a third party in conjunction with a possible merger or other consolidation with the Company (which is currently being investigated by Triton). As the transfer of the Nurescell Technology will involve a transfer of assets in return for cancellation of certain indebtedness, the Company's current stockholders will receive no payment as a result of that transfer and will retain their equity interests in the Company following the consummation of the transaction. For accounting purposes, the Company will treat the transfer of the Nurescell Technology as an exchange for the extinguishment of debt.

The transfer of the Nurescell Technology for the debt does not result in a gain or loss for this extinguishment transaction in the Company's financial statements. Accounting Principles Board Opinion ("APB") No. 26 provides that extinguishment transactions between related parties are a capital transaction. Any difference between the historical carrying value of the technology asset and the debt extinguished will be reflected through additional paid-in-capital.

As part of the Restructure Agreement, the remaining unearned revenue on the license agreement with AG will not result in a gain or loss, but the remaining amount will be reflected through additional paid-in capital.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, as shown in the accompanying financial statements, the Company is in the development stage and has incurred losses from operations since inception. As of March 31, 2003, the Company had an accumulated deficit since inception of $10,895,909. All of the factors discussed above raise substantial doubt about the Company's ability to continue as a going concern.

Management's business plan will require additional financing. To support its operations during the year ended March 31, 2003, the Company borrowed monies from officers and certain stockholders in the amount of $42,395.

The Company is actively seeking a merger or other business combination with a private company. The Company's ability to continue as a going concern is dependent upon additional financing, restructuring its existing liabilities, and the successful completion of a merger or other business combination. No assurance can be given that the Company will be successful in locating a candidate for a merger or other business combination and/or completing such transaction. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes
------------

Deferred taxes represent the tax effects of differences between the financial reporting and tax bases of the Company's assets and liabilities at the enacted tax rates in effect for the years in which the differences are expected to reverse. The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Income tax expense consists of the tax payable for the period and the change during the period in deferred tax assets and liabilities.

Research and Development Costs
------------------------------

Research and development costs are expensed as incurred. The amount charged to research and development for the years ended March 31, 2003 and 2002 approximated $-0- and $404,000, respectively, and is reflected in loss from discontinued operations in the accompanying statements of operations.

Net Loss Per Common Share
-------------------------

Basic Earnings Per Share ("EPS") is calculated by dividing income available to common stockholders (the "numerator") by the weighted average number of common shares outstanding (the "denominator") during the period. The computation of diluted EPS is similar to the computation of basic EPS, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares (that is, securities such as options, warrants, convertible securities, or contingent stock agreements) had been issued. In addition, in computing the dilutive effect of convertible securities, the numerator is adjusted to add back (a) any convertible preferred dividends and (b) the after-tax amount of interest recognized in the period associated with any convertible debt. The computation of diluted EPS shall not assume conversion, exercise, or contingent issuance of securities that would have an antidilutive effect on EPS.

Fair Value of Financial Instruments
-----------------------------------

The reported carrying amount of the Company's cash, convertible notes, accounts payable, due to stockholders and former officers, accrued expenses and unearned revenue approximates the estimated fair values due to the short-term maturities of those financial instruments.

Revenue Recognition
-------------------
The Company recognizes revenue from licensing and sub-licensing sales when the following criteria are met (1) persuasive evidence of an arrangement exists, (2) delivery has occurred, (3) the fee is fixed and determinable, and (4) collectibility is reasonably assured.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock Options and Similar Equity Instruments
--------------------------------------------

As permitted under SFAS No. 148, "Accounting for Stock-Based Compensation - Transaction and Disclosure"' which amended SFAS N0. 123, "Accounting for Stock-Based Compensation", the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation arrangements as defined by APB No. 25, "Accounting for Stock Issued to Employees", and related interpretations including FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation", an interpretation of APB. 25. No stock-based employee compensation cost is reflected in operations, as all options granted under those plans have an exercise price equal to or above the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net loss and net loss per share as if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation:

                                                         For the Year Ended
                                    March 31,
                                    2003 2002
                                                     ---------------------------

Net loss attributable to common shareholders
 As reported                                         $  (449,328)   $(2,318,071)
 Less:  Stock-based employee compensation
  expense determined under fair value-based
  method for all awards                                       --             --
                                                     ------------   ------------
 Pro forma                                           $  (449,328)   $(2,318,071)
                                                     ============   ============
Basic and diluted net loss per share
 As reported
           Continuing operations                     $     (0.01)   $     (0.01)
        Discontinued operations                            (0.02)         (0.13)
                                                     ------------   ------------
 Net loss per share                                  $     (0.03)   $     (0.14)
                                                     ============   ============
 Pro forma
            Continuing operations                    $     (0.01)   $     (0.01)
        Discontinued operations                            (0.02)         (0.13)
                                                     ------------   ------------
 Net loss per share                                  $     (0.03)   $     (0.14)
                                                     ============   ============

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Segment Information
-------------------

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," establishes standards for the way public companies report information about operating segments and related disclosures about products and services, geographic areas and major customers in annual financial statements. The Company views its business as principally one segment.

Recent Accounting Pronouncements and Adoption of New Policies
-------------------------------------------------------------

As of March 31, 2003, the Company has adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities ("SFAS No. 146")." " SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred versus the date an entity commits to an exit plan under previously existing guidance. SFAS No. 146 also establishes that fair value is the objective for initial measurement of the liability. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The adoption of SFAS No. 146 had no significant impact on the Company's financial position and results of operations.

In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the obligation it assumes under that guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The recognition and measurement provisions are effective on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of Fin 45 did not have a material impact on the Company's financial position and results of operations.

In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities." FIN 46 provides guidance on the identification of entities for which control is achieved through means other than through voting rights, variable interest entities, and how to determine when and which business enterprises should consolidate variable interest entities. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The adoption of this interpretation is not expected to have a material impact on the Company's financial position and results of operations.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements and Adoption of New Policies (Continued)
-------------------------------------------------------------

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity"("SFAS No. 150"). SFAS No. 150 establishes standards for classification and measurement in the statement of financial position of certain financial instruments with characteristics of both liabilities and equity. It requires classification of a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and, otherwise, is effective at the beginning of the first interim period beginning after June 15, 2003. The Company has not yet determined the impact of adopting SAFS No. 150 on its financial position and results of operations.

Reclassifications
-----------------

Certain amounts have been reclassified in the 2002 financial statements to correspond to the 2003 presentation.

NOTE 3 - PROPERTY AND EQUIPMENT

During the quarter ending March 31, 2003, the Company wrote-off its remaining property and equipment in the amount of $32,248 due to abandonment by the Company. However, before abandoning of such assets, depreciation expense for the years ended March 31, 2003 and 2002 amounted to $15,427 and $15,555, respectively. Such amounts are reflected in discontinued operations in the statements of operations.

NOTE 4 - CONVERTIBLE NOTES PAYABLE - ATI (Related Party)

In 2001 the Company executed a $1 million secured convertible promissory note payable to AG (formerly known as Nurescell AG) bearing interest at 8% per annum, with principal and interest to be paid in 32 equal monthly payments of $34,805 each, beginning on November 30, 2001. Any remaining principal balance and accrued interest is due and payable on September 30, 2004. The note is secured by (i) 15,000,000 shares of the Company's common stock,(ii) a first priority security interest in the Company's technology and (iii) all royalties due to AG. The Company did not make scheduled monthly payments and is in default as to the principal and interest payments. Interest accrued on this note payable for the year ended March 31, 2003 amounted to $120,000 and is included in accrued expenses in the accompanying balance sheet (see Note 11).

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 5 - CONVERTIBLE NOTES PAYABLE - Triton (Related Party)

On December 15, 1999 and February 8, 2000, respectively, the Company signed convertible promissory notes to Triton, each with a face value of $385,000 and bearing interest at 8% per annum ("December Note" and "February Note"). Interest for the December and February Notes was due quarterly beginning March 31, 2000 and June 30, 2000, respectively. Total interest accrued on both notes as of March 31, 2003 is $191,525. The Company is also liable for certain penalties due to a breach of a registration rights agreement in connection with above notes. Total penalties accrued amounted to $550,038 as of March 31, 2003. Both interest and penalties are included in accrued expenses as of March 31, 2003.

Interest on the notes can be paid in shares of the Company's common stock at the discretion of the Company, as defined in the agreement. The notes became due and payable on December 1, 2001. The holder of the notes can convert them to the Company's common stock at its option, at any time. The holder is entitled to convert all or a portion of the original principal face amount of each note into shares of common stock at a conversion price for each share of common stock equal to the lesser of (a) one hundred twenty-five percent (125%) of the closing price of the Company's common stock at the date of the note or (b) 95% of the average of the three lowest bid prices of the Company's common stock for twenty
(20) trading days prior to the conversion date. At March 31, 2003, the Company is in default as to the principal and interest payable.

On March 21, 2003, pursuant to the Restructure Agreement, Triton converted $30,000 in principal amount of the December Note into 30,000,000 shares of common stock at the price of $.001 per share, thus giving Triton approximately 65% of the Company's outstanding common stock and voting control over the Company. Future additional conversions are planned as described in Note 1.

NOTE 6 - ACCRUED EXPENSES

        Accrued expenses consist of the following at March 31, 2003:

           Accrued directors' fees                       $   58,000
           Accrued salary                                   521,937
           Accrued interest and penalties
             ($861,563 related parties)                     875,999
           Accrued payroll taxes                              5,476
           Other advances                                    79,443
                                                         -----------

                                                         $1,540,855
                                                         ===========

         Accrued Interest:
            Convertible note payable-ATI
            (related party)                              $  120,000
            Convertible note payable-Triton
            (related party)                                 191,525
           Accrued penaltie:
          Convertible note payable-Triton
            (related party)                                 550,038
                                                         -----------
            Total related interest and penalties         $  861,563
           Accrued interest due to former
           officer (non-related)                             14,436
                                                         -----------
              Total accrued interest and penalties       $  875,999
                                                         ===========

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 7 - DUE TO STOCKHOLDERS AND FORMER OFFICERS

Due to stockholders and former officers at March 31, 2003 consists of short-term cash advances of $176,158 from ATI (a major stockholder of the Company to which the Nurescell Technology is licensed). This advance is non-interest bearing and payable on demand (see Note 11). Also included in the balance is a $63,877 cash advance from Mr. Adrian Joseph, a stockholder and former officer of the Company, payable on demand, and bearing interest at 10% per annum. Interest expense on this loan for the years ended March 31, 2003 and March 31, 2002 was $6,388 per year, and accumulated interest of $14,436 included in the accrued expenses at March 31, 2003 (see Note 6). Also included in the balance is a $15,835 cash advance from Mr. James Samuelson, a former officer and director of the Company. This advance is non-interest bearing and is payable on demand.

NOTE 8 - COMMON STOCK

In March 1999, the Company received subscriptions for 5,000 shares of the Company's common stock at $5 per share. Subsequently, in April 1999, the monies were received and the stock was issued.

During the year ended March 31, 2000, the Company received $95,000 for the exercise of 145,000 stock options. In addition, the Company issued 14,000 shares for $70,000 to outside investors.

From May 1999 to December 1999, the Company issued 692,000 shares to employees and outside third parties for past services pursuant to consulting agreements and as approved by the Company's Board of Directors. These shares were valued at prices ranging from $1.12 to $3.51 per share based upon closing prices of the Company's common stock on the dates of the agreements.

In January 2000, the Board of Directors approved the issuance of 524,226 shares of common stock for the payment of past director fees, annual salaries and various unreimbursed expenses due to officers and directors. In addition, the Board of Directors approved an award of 734,562 shares of common stock to officers and directors on that same date. These issuances were valued at approximately $2.13 per share, based upon the closing price of the Company's common stock on the date of approval.

During the year ended March 31, 2001, the Company received $7,500 for the exercise of 7,500 stock options. In addition, the Company issued 100,000 shares of restricted stock at $0.25 per share and recorded a stock subscription receivable. Restriction on this stock will not be removed until the $25,000 is received.

From May to July 2000, the Company borrowed $412,500 from a non-related party. This debt was converted to 250,000 shares of common stock on August 11, 2000 at a fair market value of $0.53 per share. The Company recognized a gain on conversion of debt of $280,000.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 8 - COMMON STOCK (Continued)

On August 17, 2000 the Company issued 34,000 shares of common stock with a fair market value of approximately $1.03 per share in settlement of a lawsuit.

On September 13, 2000 the Company issued a stock bonus to William Wilson, a former President of the Company. A total of 100,000 shares with a fair market value of $0.625 per share were issued.

Triton converted a portion of its promissory notes on January 9, 2001 into 336,950 shares of common stock of the Company with a fair market value of approximately $0.30 per share.

On February 20, 2001, the Company settled a lawsuit by issuing 50,000 shares of its common stock with a fair market value of approximately $.34 per share.

On March 21, 2003 pursuant to the Restructure Agreement, Triton converted $30,000 in principal amount of a convertible promissory note previously issued to Triton by the Company into 30,000,000 shares of common stock at the price of $.001 per share, thus giving Triton approximately 65% of the Company's outstanding common stock and voting control over the Company.

Stock Options
-------------

The Company has a Non-Qualified Stock Option Plan (the "Plan") whereby the Company may grant options to directors, officers, employees or consultants to purchase the Company's common stock at the fair market value at the time of grant. The aggregate number of Company's common shares, which may be granted under the plan, is 360,000 shares.

The following is a summary of Plan and Non-Plan stock options activity through March 31, 2003:

                                                                        Weighted
                                                                         Average
                                             Number of Shares       Prices
                                             ----------------   -------------

     Balance outstanding at March 31, 1999        484,000            $0.63
       Granted                                    661,000            $1.24
       Exercised                                 (145,000)           $0.66
       Expired                                       -                 -
                                                ----------           -----
     Balance outstanding at March 31, 2000      1,000,000            $1.03
       Granted                                    150,000            $0.83
       Exercised                                 (107,500)           $0.30
       Expired                                   (585,000)             -
                                                ----------           -----
     Balance outstanding at March 31, 2001        457,500            $1.46
       Granted                                       -                 -
       Exercised                                     -                 -
       Expired                                   (207,500)             -
                                                ----------           -----
     Balance outstanding at March 31, 2002        250,000            $1.64
       Granted                                       -                 -
       Exercised                                     -                 -
       Expired                                   (250,000)           (1.64)
                                                ----------          ------
     Balance outstanding at March 31, 2003           -              $  -
                                                ==========          ======

There is no plan currently to change or terminate the Option Plan due to the Restructure Agreement.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 8 - COMMON STOCK (Continued)

Warrants
--------

The following is a summary of all warrants granted to stockholders, consultants and others to acquire the Company's common stock through March 31, 2003:

                                    Number of Shares
                                       Subject to         Exercise
                                        Warrants        Price Range
                                    ----------------  --------------

         Balance - April 1, 1999            98,000         $1.00
           Granted                         100,000    $2.25 - $4.00
           Exercised                          -             -
                                         ---------   ---------------
         Balance - March 31, 2000          198,000     $1.00 - $4.00
           Granted                            -              -
           Exercised                          -              -
           Expired                            -              -
                                         ---------   ----------------
         Balance - March 31, 2001          198,000     $0.50 - $4.00
           Granted                            -              -
           Exercised                          -              -
                                         ---------   ----------------
         Balance - March 31, 2002          198,000     $0.50 - $4.00
           Granted                            -              -
           Exercised                          -              -
           Expired                        (198,000)  $(0.50) - $(4.00)
                                         ---------   ----------------

         Balance - March 31, 2003             -      $       -
                                         =========   ================

Securities that could potentially dilute basic earnings per share ("EPS") in the future, and were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented, consist of the following:

           Common stock reserved for the conversion of
             note payable to ATI                               15,000,000
           Convertible notes payable (assumed conversion
             at March 31, 2003 at a market price of $.001)  2,001,427,000
                                                            -------------
           Total as of March 31, 2003                       2,016,427,000

           Subsequent to March 31,2003

              Accounts payable, accrued expenses and due to
             stockholders & former officers                    72,246,000
                                                            -------------
                                                            2,088,673,000
                                                            =============

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 9 - INCOME TAXES

During the years ended March 31, 2003 and 2002, no provision for taxes was required, except for minimum state franchise tax, since the Company has recorded valuation allowances against its net operating loss carryforwards for tax purposes.

For Federal income tax purposes, approximately $10,000,000 of net operating loss carryforwards exists to offset future taxable income. These carryforwards expire in 2015; however utilization may be subject to limitation upon ownership change, as defined by the Internal Revenue Code. If such a change should occur, the actual utilization of the Company's net operating loss carryforwards, for tax purposes, would be limited annually to a percentage of the fair market value of the Company at the time of such change.

No tax benefit has been reported in the accompanying financial statements, however, because of the uncertain realization of these benefits. Accordingly, at March 31, 2003, the $3,400,000 estimated tax benefit of the cumulative carryforwards has been offset by a valuation allowance of the same amount.

NOTE 10 - OTHER RELATED PARTY TRANSACTION

The Company entered into a consulting contract with one of its former directors as a means of inducing the director to devote additional time and effort to the Company over and above the time normally expected of a director. This contract provided for payments of $2,000 per month to said director under contract, and has no stated termination date, but is cancelable by either party on 30 days written notice. The amounts expensed by the Company under this contract were $6,000 and $24,000 during the years ended March 31, 2003 and 2002 respectively, and are included in loss from discontinued operations. The total amount due to this former director for his services as of March 31, 2003 was $48,000 and included in accrued expenses. This contract was terminated during the quarter ended June 30, 2002.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 11 - ATI NUKLEAR AG (RELATED PARTY)

On August 22, 2000, the Company entered into a joint venture agreement with ATI to form AG. Pursuant to this agreement, AG was to be owned 51% by the Company and 49% by ATI. The Company's 51% interest in AG was acquired by it as additional consideration for granting the license to AG described below. ATI and the Company agreed to fund AG based on their respective ownership in AG. In addition, ATI agreed to advance the sum of $1,000,000 to AG in consideration for its 49% interest therein.

On August 22, 2000, the Company also entered into a licensing agreement (the "AG License"), whereby the Company granted to AG the exclusive right and license to market and sell the Nurescell Technology for a period of five years in a specified territory. The AG License provided for the payment of a license fee of $1,000,000 to the Company, payable in four installments of $250,000, commencing upon execution of the AG License and continuing each quarter. The entire $1,000,000 was to be due at the time that a minimum of $4,000,000 in capital was raised by AG. The Company recorded this transaction as unearned revenue to be recognized over a period of 5 years (the term of the AG License). As of March 31, 2003, $550,000 had been recognized as revenue, which leaves unearned revenue of $450,000 remaining, all of which has been reflected as current in contemplation of the Restructure Agreement (see Note 1).

In January 2001, ATI acquired 3,500,000 shares of the Company's common stock in a private transaction. In April 2001, ATI acquired an additional 1,090,000 shares of the Company's common stock in another private transaction. Together, those transactions gave ATI approximately 29% of the Company's outstanding common stock.

On June 11, 2001, the Company entered into an agreement to modify the AG License (the "Modification Agreement"). The Modification Agreement granted to AG an exclusive, transferable, right and license to market, distribute, sublicense, sell, transfer and, otherwise, commercially market the Nurescell Technology and products in the European Union, the British Isles, Russian Federation, Uzbekistan, Krygikistan, Afghanistan, Pakistan, Kazakhstan, Iran, Turkey, Ukraine, the Baltic Republics, Georgia, Poland, Hungary, Czech Republic, Slovakia, Slovenia, Egypt, South Africa, Israel, Algeria, Libya, the UAE, Iraq, Lebanon, Saudi Arabia and Kuwait.

Under the Modification Agreement, AG was to pay the Company a royalty in the amount of 8% of the net sales of the Nurescell Technology. In the event that the technology or products were incorporated into another product, the royalty was to be computed on the entire price of the products, as well as the coating or application of the product on another substance or substances. In addition, under the terms of the Modification Agreement, (i) the Company agreed to assign to ATI all ownership in AG, which was then renamed ATI Nuklear AG, and (ii) a convertible promissory note (the "Convertible Note") for all amounts advanced by AG under the AG License was executed by the Company in the amount of $1,000,000. As part of the agreement, ATI agreed to continue to finance certain amounts of the Company's continued monthly operations on a non-interest bearing basis, advancing a total of $174,310 through March 31, 2003 (see Note 4).

As of September 30, 2001, the Company, ATI and AG modified the Modification Agreement, the result of which was, among other things, (i) the Company was released from any and all past, present and future obligations, whether past due or otherwise, with respect to the funding of AG, (ii) the Company agreed that all payments required of AG, pursuant to the AG License (other than the 8% royalty payments), were deemed paid in full, (iii) the Convertible Note was cancelled and (iv) the Company executed a $1 million secured convertible promissory note (the "Secured Convertible Note") payable to AG (see Note 4).

A termination fee of $1,000,000 is due under the Secured Convertible Note. This amount is reflected in discontinued operations in the accompanying statement of operations for the year ended March 31, 2002.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 12 - DISCONTINUED OPERATIONS

In connection with the Restructure Agreement (see Note 1), the Company has transferred its technology to AG. Accordingly, the Company's operations have been reflected as discontinued operations in the accompanying statements of operations.

The following information summarizes the operating results of the Nurescell Technology for the periods indicated below:

                                                                      For the Period
                                       For the Year Ended March 31,  From May 12, 1998
                                      ----------------------------- (Date of Inception)
                                          2003            2002       to March 31, 2003
                                      -------------   -------------   -------------
Operating Results:
  Revenue - net                       $    200,000    $    204,895    $    546,661
                                      -------------   -------------   -------------
  Expenses:
    Research and development                    --         404,049         472,476
    General and administrative
      expenses                             206,614         515,527       8,306,892
    Depreciation expense                    15,427          15,555          58,923
    Interest expense, net                  310,400         476,197       1,491,826
    Termination fee                             --       1,000,000       1,000,000
    Loss on inventory write down                --              --          64,537
    Write-off of intangible assets              --              --          87,944
    Loss on abandonment of computer
      software                              32,248              --          39,026
   Gain on conversion of debt                   --              --        (280,000)
                                      -------------   -------------   -------------
        Total Expenses                     564,689       2,411,328      11,241,624
                                      -------------   -------------   -------------
  Loss from discontinued
    operations                        $   (364,689)   $ (2,206,433)   $(10,694,963)
                                      =============   =============   =============

Additionally, liabilities associated with the discontinued operations include the following at March 31, 2003:

  Convertible notes payable - ATI (related party)           $ 1,000,000
  Convertible notes payable - Triton (related party)            690,000
  Due to stockholders and former officers                       254,022
  Accrued expenses                                            1,540,855
  Unearned revenue                                              450,000
                                                            -----------
                                                            $ 3,934,877
                                                            ===========

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 13 - SUBSEQUENT EVENT

On April 1, 2003, the Company entered into a Consulting Agreement with Larry Shatsoff, d/b/a Business Analysis Group, LLC (the "Consultant"). The Consultant will act as the President, Secretary, Treasurer and a director of the Company and perform all duties customarily required or expected in such capacities. As part of the consideration for this agreement, the Company will pay $3,000 per month for the term of one year and will issue to the Consultant shares of common stock in an amount to be determined.

MANAGEMENT'S DISCUSSION AND ANALYSIS.
-------------------------------------

   THIS SECTION CONTAINS FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS REGARDING THE COMPANY'S PROSPECTS FOR CONTINUED OPERATION AND EXISTENCE AND STATEMENTS REGARDING THE COMPANY'S PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS. THOSE FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF RISKS, FACTORS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS AND PERFORMANCE TO DIFFER MATERIALLY FROM THOSE REFERRED TO IN THE FORWARD-LOOKING STATEMENTS. THOSE RISKS, FACTORS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE COMPANY'S HISTORY OF NET LOSSES, UNCERTAINTY AS TO THE AVAILABILITY OF REQUIRED FUNDING AND UNCERTAINTY AS TO THE COMPANY'S ABILITY TO MAINTAIN OPERATIONS AT ANY LEVEL. THE CAUTIONARY STATEMENTS MADE IN THIS SECTION SHOULD BE READ AS BEING APPLIED TO ALL RELATED FORWARD-LOOKING STATEMENTS WHEREVER THEY APPEAR IN THIS DOCUMENT.

    PLAN OF OPERATION. The Company is a development stage company, with its operations to date principally consisting of research, development, testing and marketing of the Nurescell Technology. From inception to March 31, 2003, the Company obtained approximately $918,000 in financing through the sale of equity securities in two private offerings and approximately $102,500 through the exercise of stock options, as well as $770,000 through the issuance of convertible promissory notes (the "Notes") to Triton. The Company utilized all of those funds to (i) commence and pursue patent applications for the Nurescell Technology, (ii) identify, negotiate and finalize suitable research, development and testing contracts, (iii) identify, negotiate and finalize marketing consulting contracts and (iv) provide working capital for the ongoing administrative and financing acquisition costs of the Company.

    The Company has incurred losses since inception, including a net loss of $449,328 for the fiscal year ended March 31, 2003. From May 12, 1998 (inception) through March 31, 2003, the Company has had a cumulative loss of $10,895,909.

    Despite its efforts, the Company has failed to generate any significant revenue from the Nurescell Technology. Having exhausted all of its funding and without any source of revenue, the Company has been forced to reduce its operations to a minimal level. Faced with increasing pressure from Triton regarding the Company's obligations under the Notes, on March 21, 2003, the Company entered into the Restructure Agreement pursuant to which Triton has taken control of the Company and the Company will divest itself of the Nurescell Technology, as described in more detail in "Item 6. Description of Business - The Restructure Agreement." At this time, the Company believes that for the foreseeable future Triton will provide funding for at least minimal Company operations (including continued reporting under the Securities Exchange Act) while it determines whether the Company has value as a candidate in a merger or other business combination (on terms that may or may not be favorable to the Company's existing stockholders). It is not expected, however, that Triton's funding will continue indefinitely. Should Triton eventually determine that the Company has no value that would justify continued funding, it is expected that the Company will be required to discontinue operations entirely, seek protection under Federal bankruptcy laws, or both.

     RESULTS OF OPERATIONS FOR THE FISCAL YEARS ENDED MARCH 31, 2003 AND 2002. The Company had net sales of $0 for each of the fiscal years ended March 31, 2003 and March 31, 2002. As the Company has been in the development stage, revenue generated since inception has been minimal.

     Operating expenses of $76,326 for the fiscal year ended March 31, 2003 were significantly lower than the operating expenses of $106,784 for the fiscal year ended March 31, 2002, due primarily to decreases in general and administrative expenses which were primarily attributable to a significant decrease in overhead, including salaries, rent, travel and legal expenses, as the Company reduced it operations to a minimal level.

     Loss from discontinued operations of $364,689 for the fiscal year ended March 31, 2003 was significantly lower than the loss from discontinued operations of $2,206,433 for the fiscal year ended March 31, 2002 due to the fact that the Company reduced its operations to a minimal level in 2003.

     Interest expense of $8,313 for the fiscal year ended March 31, 2003 was higher than the interest expense of $4,854 for the fiscal year ended March 31, 2002 due to the imposition of penalties by Triton for failure to register the shares of common stock issuable upon conversion of the Notes.

     Licensing fees generated revenue of $200,000 in each of the fiscal years ended March 31, 2003 and 2002. During the fiscal year ended March 31, 2002, the Company incurred a $1,000,000 termination fee charge from AG.

     As a result of the above factors, the net loss for the fiscal year ended March 31, 2003 was $449,328, or $0.03 per share, as compared to a net loss of $2,318,071, or $0.14 per share, for the fiscal year ended March 31, 2002.

       FINANCIAL POSITION. Total assets decreased from $57,697 at March 31, 2002 to $5,125 at March 31, 2003. The decrease is primarily attributed to depreciation expense and write-offs of fixed assets and inventories.

     Total liabilities increased from $3,889,520 at March 31, 2002 to $4,231,276 at March 31, 2003. The increase is primarily attributed to an increase in accrued expenses of $490,855, an increase in amounts due to stockholders of $42,395, and an increase in accounts payable of $39,355, offset in part by a decrease in unearned revenue of $250,000.

     Total stockholders' deficiency increased from $3,831,823 at March 31, 2002 to $4,226,151 at March 31, 2003. The increase was primarily caused by the net loss of $449,328 for the fiscal year ended March 31, 2003.

    LIQUIDITY AND CAPITAL RESOURCES. The Company requires significant funding for continued operations, even at minimal levels. At this point, the amount of expenditures required to maintain operations far exceeds existing cash, which was $5,125 at March 31, 2003.

     The Company's cash flow used in operating activities decreased from $148,489 for the fiscal year ended March 31, 2002 to $36,421 for the fiscal year ended March 31, 2003. This is primarily attributed to chargebacks to the Company resulting from an agreement with ATI in March 31, 2002, offset in part by a decrease in the Company's other operating expenses, such as rent, salaries, taxes, phone, travel and utilities.

     During the fiscal year ended March 31, 2003, the Company has obtained liquidity primarily from loans from ATI and Triton.

      The Company's financial statements for the year ended March 31, 2003 have been prepared assuming the Company will continue as a going-concern. As noted in this annual report on Form 10-KSB, the presence of significant losses, negative cash flows and limited working capital, together with the uncertainties associated with the ability of the Company to obtain additional capital, raise substantial doubts as to the Company's ability to continue as a going concern. The Company's ability to continue as a going concern will be questionable until such time as it is able to generate sufficient revenues in excess of expenses to sustain its normal business activities. Until that time, the Company will depend on its ability to raise additional capital through either loans or equity or debt offerings. There can, however, be no guarantee that such financing will be obtained or that any additional financing will be available on terms favorable to the Company or its stockholders, if at all. As noted above, the Company believes that for the foreseeable future Triton will provide funding for at least minimal Company operations while it determines whether the Company has value as a candidate in a merger or other business combination. It is not expected, however, that Triton's funding will continue indefinitely. Should Triton eventually determine that the Company has no value that would justify continued funding, it is expected that the Company will be required to discontinue operations entirely, seek protection under Federal bankruptcy laws, or both.

CRITICAL ACCOUNTING POLICIES

     The Company's critical accounting policies are those that it believes require significant judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain.

Revenue Recognition
-------------------

     The Company generally recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or readily determinable, and collectibility is probable. The Company recognizes revenue in accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements."

Stock-Based Compensation
------------------------

     As permitted under SFAS No. 148, "Accounting for Stock-Based Compensation - Transaction and Disclosure"' which amended SFAS No. 123, "Accounting for Stock-Based Compensation", the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation arrangements as defined by Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees", and related interpretations including FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation", an interpretation of APB. 25. No stock-based employee compensation cost is reflected in operations, as all options granted under those plans have an exercise price equal to or above the market value of the underlying common stock on the date of grant.

CONTROLS AND PROCEDURES.
------------------------

     The Company's Chief Executive Officer and Chief Financial Officer has conducted an evaluation of the Company's disclosure controls and procedures as of a date (the "Evaluation Date") within 90 days before the filing of this annual report. Based on his evaluation, the Company's Chief Executive Officer and Chief Financial Officer has concluded that the Company's disclosure controls and procedures are effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified in the applicable Securities and Exchange Commission rules and forms.

      Subsequent to the Evaluation Date, there were no significant changes in the Company's internal controls or in other factors that could significantly affect those controls, nor were any corrective actions required with regard to significant deficiencies and material weaknesses.

                                    PART III

INDEX TO EXHIBITS AND DESCRIPTION OF EXHIBITS.

   The following exhibits are included as part of this Report (with the numbering corresponding to that used in the Company's prior filings on Form 10-QSB):

  Exhibit Number               Description
  --------------               -----------

       3.1            Articles of Incorporation, as amended (1)

       3.2            Bylaws (1)

       4.1 Form of $385,000 Series 1999-A Convertible Promissory Note due December 1, 2001 (2)

       4.2 Form of $385,000 Series 2000-A Convertible Promissory Note due December 1, 2001 (3)

       4.3 Secured Promissory Note dated September 30, 2001 for $1,000,000 from the Company to ATI Nuklear AG (4)

       4.4 Securities Purchase Agreement between the Company and Triton Private Equities Fund, L.P. dated December 15, 1999
                      (2)

       4.5 Securities Purchase Agreement between the Company and Triton Private Equities Fund, L.P. dated February 8, 2000
                      (3)

       4.6 Registration Rights Agreement between the Company and Triton Private Equities Fund, L.P. dated December 15, 1999
                      (2)

       4.7 Registration Rights Agreement between the Company and Triton Private Equities Fund, L.P. dated February 8, 2000
                      (3)

       4.8 Promissory Note dated April 6, 2000 for $165,000 from the Company to the Glenn A. Cramer Separate Property Trust (3)

       4.9 Promissory Note dated May 1, 2000 for $82,500 from the Company to the Glenn A. Cramer Separate Property Trust (3)

       4.10 Promissory Note dated June 1, 2000 for $82,500 from the Company to the Glenn A. Cramer Separate Property Trust (3)

       10.1           Consulting Agreement between the Company and John
                       Longenecker dated June 26, 1998 (1)

       10.2 Form of Stock Option Agreement between the Company and its officers and directors (1)

       10.3           1998 Stock Option Plan (1)

       10.4 Form of Indemnification Agreement between the Company and its officers and directors (1)

       10.5           Consulting Agreement between the Company and Shelby T.
                        Brewer dated December 1, 1999 (3)

       10.6 Investment Agreement between the Company and Nurescell AG dated August 17, 2000 (5)

       10.7 License Agreement between the Company and Nurescell AG dated as of August 15, 2000 (5)

       10.8           Registration Rights Agreement between the Company and
                     Nurescell AG dated August 15, 2000 (5)

       10.9 Modified License Agreement between the Company and Advanced Technology Industries, Inc. Dated as of June 11, 2001(6)

       10.10 Transaction Restructure Agreement between the Company, Advanced Technology Industries, Inc. and ATI Nuklear AG dated as of September 30, 2001(7)

       10.11 Restructure Agreement between the Company, Triton Private Equities Fund, L.P., Advanced Technology Industries, Inc. and ATI Nuklear AG dated as of March 21, 2003 (8)

       10.12 Convertible Promissory Note dated March 21, 2003 from the Company to Triton Private Equities Fund, L.P.

       10.13 Consulting Agreement dated as of April 1, 2003 between the Company, Larry Shatsoff and Triton Private Equities Fund, L.P.

       99.1 Certificate of the Company's Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
-------------

(1) Incorporated by reference from the Company's Registration Statement on Form 10-SB (File No. 0- 25377).

(2) Incorporated by reference from the Company's Report on Form 10-QSB for the quarter ended December 31, 1999 (File No. 0-25377)

(3) Incorporated by reference from the Company's Report on Form 10-KSB for the year ended March 31, 2000 (File No. 0-25377)

(4) Incorporated by reference from the Company's Report on Form 10-QSB for the quarter ended September 30, 2001 (File No. 0-25377)

(5) Incorporated by reference from the Company's Report on Form 10-QSB for the quarter ended September 30, 2000 (File No. 0-25377)

(6) Incorporated by reference from the Company's Report on Form 10-QSB for the quarter ended June 30, 2001 (File No. 0-25377)

(7) Incorporated by reference from the Company's Report on Form 8-K dated September 30, 2001 (File No. 0-25377)

(8) Incorporated by reference from the Company's Report on Form 10-QSB for the quarter ended December 31, 2002 (File No. 0-25377)

                                   SIGNATURES

         In accordance with the Section 13 or 15(d) of the Exchange Act, the registrant has caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 7, 2003                          NURESCELL, INC.

                                                By: /s/ LAWRENCE SHATSOFF
                                                --------------------------------
                                                Lawrence Shatsoff, President and
                                                Chief Financial Officer

         In accordance with the Exchange Act, this amended report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ LAWRENCE SHATSOFF            President, Chief Financial        November 7, 2003
----------------------------     Officer, Secretary and Director
Lawrence Shatsoff

                    EXHIBIT "D" TO THE INFORMATION STATEMENT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 10-QSB

|X| QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                For the quarterly period ended September 30, 2003

| |      TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

                         COMMISSION FILE NUMBER 0-25377

                                 NURESCELL INC.

A Nevada Corporation                            IRS Employer Identification No.:
                                                                      33-0805583

                          Principal Executive Offices:
                                  P.O. Box 116
                              North Haven, CT 06473

                                 (203) 239-9734

Check whether the registrant (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes |X| No |_|

Number of shares of common stock outstanding at November 10, 2003: 46,060,025

Transitional Small Business Disclosure Format: Yes |X| No |_|

                                 NURESCELL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              INDEX TO FORM 10-QSB

                                                  SEPTEMBER 30, 2003

                                                                       Page Nos.
                                                                       ---------

PART I - FINANCIAL INFORMATION

    ITEM 1. - Financial Statements                                          2-13

    ITEM 2. - Management's Discussion and Analysis or Plan of Operation    14-15

    ITEM 3. - Controls and Procedures                                         16

PART II - OTHER INFORMATION

    ITEM 3. - Defaults Upon Senior Securities                                 16

    ITEM 6. - Exhibits and Reports on Form 8-K                             17-18

              Signatures and Required Certification                        19-21

                                     PART I
                              FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                             CONDENSED BALANCE SHEET
                                   (UNAUDITED)

                               SEPTEMBER 30, 2003

                                     ASSETS
CURRENT ASSETS:

  Cash                                                            $       2,943
                                                                   -------------
        TOTAL ASSETS                                              $       2,943
                                                                   =============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:

  Convertible notes payable - ATI - related party                  $  1,000,000
  Convertible notes payable - Triton - related party                    690,000
  Accounts payable                                                      302,900
  Due to stockholders and former officers                               370,919
  Accrued expenses                                                    1,660,647
  Unearned revenue                                                      350,000
                                                                   -------------
        TOTAL CURRENT LIABILITIES                                     4,374,466
                                                                   -------------

STOCKHOLDERS' DEFICIENCY:
  Preferred stock - $0.0001 par value; 1,000,000 shares
    authorized; -0- shares issued and outstanding                            --
  Common stock - $0.0001 par value; 50,000,000 shares
    authorized; 46,070,238 shares issued and 46,060,025
    shares outstanding                                                    4,607
  Additional paid-in capital                                          6,695,151
  Treasury stock, at cost - 10,213 shares                               (30,000)
  Deficit accumulated during the development stage                  (11,041,281)
                                                                   -------------
        TOTAL STOCKHOLDERS' DEFICIENCY                               (4,371,523)
                                                                   -------------
        TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY             $      2,943
                                                                   =============

            See accompanying notes to condensed financial statements.


                                                  NURESCELL INC.
                                       (A Company in the Development Stage)

                                        CONDENSED STATEMENTS OF OPERATIONS
                                                   (UNAUDITED)

                                                                                                      For the
                                                                                                    Period from
                                                                                                    May 12, 1998
                                        For the Three Months         For the Six Months Ended         (Date of
                                         Ended September 30,               September 30,            Inception) to
                                    -----------------------------   -----------------------------   September 30,
                                        2003            2002            2003            2002            2003
                                    -------------   -------------   -------------   -------------   -------------
SALES                               $         --    $         --    $         --    $         --    $         --

COST OF SALES                                 --              --              --              --              --
                                    -------------   -------------   -------------   -------------   -------------
GROSS PROFIT                                  --              --              --              --              --
                                    -------------   -------------   -------------   -------------   -------------
OPERATING EXPENSES:
  Bad debt                                    --              --              --              --          33,700
  General and administrative               4,207           7,238          70,122          73,205         221,132
                                    -------------   -------------   -------------   -------------   -------------
    TOTAL OPERATING EXPENSES               4,207           7,238          70,122          73,205         254,832
                                    -------------   -------------   -------------   -------------   -------------

LOSS FROM OPERATIONS                      (4,207)         (7,238)        (70,122)        (73,205)       (254,832)

OTHER INCOME (EXPENSE):
  Interest Expense                            --              --              --              --         (16,236)
                                    -------------   -------------   -------------   -------------   -------------
LOSS FROM CONTINUING OPERATIONS           (4,207)         (7,238)        (70,122)        (73,205)       (271,068)

LOSS FROM DISCONTINUED OPERATIONS        (44,068)        (91,408)        (75,250)       (124,494)    (10,770,213)
                                    -------------   -------------   -------------   -------------   -------------
    NET LOSS                        $    (48,275)   $    (98,646)   $   (145,372)   $   (197,699)   $(11,041,281)
                                    =============   =============   =============   =============   =============

BASIC AND DILUTED LOSS PER SHARE:
  Continued operations              $      (0.00)   $      (0.00)   $      (0.00)   $      (0.00)
  Discontinued operations                  (0.00)          (0.01)          (0.00)          (0.01)
                                    -------------   -------------   -------------   -------------
    NET LOSS PER SHARE              $      (0.00)   $      (0.01)   $      (0.00)   $      (0.01)
                                    =============   =============   =============   =============

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING:
    Basic and diluted                 46,060,025      16,060,025      46,060,025      16,060,025
                                    =============   =============   =============   =============

                            See accompanying notes to condensed financial
statements.

                                                        3


                                         NURESCELL INC.
                              (A Company in the Development Stage)

                             STATEMENTS OF STOCKHOLDERS' DEFICIENCY

               FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO SEPTEMBER 30, 2003

                                               Common Stock          Additional       Stock
                                         --------------------------    Paid-in     Subscription
                                           Shares        Amount        Capital      Receivable
                                         ------------  ------------  ------------  ------------
Issuance of common stock
  Cash - Founding Shareholders
   (May and June 1998 at $.001 per
   share)                                  2,500,000   $       250   $     2,250   $        --
  Purchase of Technology
   (June 1998 at $.0001)                  10,000,000         1,000        (1,000)           --
  Cash - $1.00 per share (August 1998)       498,000            50       497,950            --
  Cash - $5.00 per share, net of
    issuance cost (September 1998)            79,000             8       349,992            --
  Common stock subscriptions                   5,000            --        25,000            --
Fair value of options                             --            --        30,000            --
Net loss, as restated for March 31, 1999          --            --            --            --
                                         ------------  ------------  ------------  ------------
BALANCE, MARCH 31, 1999                   13,082,000         1,308       904,192            --

Issuance of common stock
  Consulting services (May 1999
    through December 1999 at
    $1.12 - $3.50 per share)                 692,000            69     1,591,138            --
  Exercise of stock options
    (October 1999 at $.50 per share)         120,000            12        59,988            --
  Exercise of stock options
    (January 2000 at $1.00 per share)         15,000             2        14,998            --
  Exercise of stock options
    (March 2000 at $2.00 per share)           10,000             1        19,999            --
  Settlement of related party accruals
    (January 2000 at $2.13 per share)        524,226            52     1,113,928            --
  Award to directors and officers
    (January 2000 at $2.13 per share)        734,562            74     1,560,870            --
  Cash (April 1999 at $5.00)                  14,000             1        69,999            --
  Purchase of 10,213 shares of
    treasury stock at $2.94 per share             --            --            --            --
Fair value of options                             --            --       691,756            --
Fair value of warrants                            --            --       102,696            --
Net loss                                          --            --            --            --
                                         ------------  ------------  ------------  ------------
BALANCE, MARCH 31, 2000                   15,191,788   $     1,519   $ 6,129,564            --
                                         ============  ============  ============  ============

                   See accompanying notes to condensed financial statements.

                                               4


                                    NURESCELL INC.
                         (A Company in the Development Stage)

                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY

          FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO SEPTEMBER 30, 2003

                                             Treasury      Accumulated
                                               Stock         Deficit         Total
                                            ------------   ------------   ------------
Issuance of common stock
  Cash - Founding Shareholders
   (May and June 1998 at $.001 per share)   $        --    $        --    $     2,500
  Purchase of Technology
   (June 1998 at $.0001)                             --             --             --
  Cash - $1.00 per share (August 1998)               --             --        498,000
  Cash - $5.00 per share, net of
    issuance cost (September 1998)                   --             --        350,000
  Common stock subscriptions                         --             --         25,000
Fair value of options                                --             --         30,000
Net loss, as restated for March 31, 1999             --       (674,526)      (674,526)
                                            ------------   ------------   ------------
BALANCE, MARCH 31, 1999                              --       (674,526)       230,974

Issuance of common stock
  Consulting services (May 1999
    through December 1999 at
    $1.12 - $3.50 per share)                         --             --      1,591,207
  Exercise of stock options
    (October 1999 at $.50 per share)                 --             --         60,000
  Exercise of stock options
    (January 2000 at $1.00 per share)                --             --         15,000
  Exercise of stock options
    (March 2000 at $2.00 per share)                  --             --         20,000
  Settlement of related party accruals
    (January 2000 at $2.13 per share)                --             --      1,113,980
  Award to directors and officers
    (January 2000 at $2.13 per share)                --             --      1,560,944
  Cash (April 1999 at $5.00)                         --             --         70,000
  Purchase of 10,213 shares of
    treasury stock at $2.94 per share           (30,000)            --        (30,000)
Fair value of options                                --             --        691,756
Fair value of warrants                               --             --        102,696
Net loss                                             --     (6,416,192)    (6,416,192)
                                            ------------   ------------   ------------
BALANCE, MARCH 31, 2000                     $   (30,000)   $(7,090,718)   $  (989,635)
                                            ============   ============   ============

               See accompanying notes to condensed financial statements.

                                           5


                                       NURESCELL INC.
                            (A Company in the Development Stage)

                           STATEMENTS OF STOCKHOLDERS' DEFICIENCY

             FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO SEPTEMBER 30, 2003

                                               Common Stock        Additional     Stock
                                         ------------------------    Paid-in   Subscription
                                           Shares       Amount       Capital    Receivable
                                         -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2000                  15,191,788   $    1,519   $6,129,564   $       --

Issuance of common stock
  Exercise of stock options (May 2000
    at $1.00 per share)                       7,500            1        7,499           --
  Exercise of stock options (June 2000
    at $0.25 per share)                     100,000           10       24,990      (25,000)
  Settlement of lawsuit (August 2000
    at $1.03 per share)                      34,000            3       35,058           --
  Settlement of lawsuit (February 2001
    at $0.34 per share)                      50,000            5       17,185           --
  Conversion of debt (August 2000 at
    $0.53 per share)                        250,000           25      132,475           --
  Conversion of debt (January 2001 at
    $0.29 per share)                        336,950           34      100,000           --
  To employee (August 2000 at $0.62
    per share)                              100,000           10       62,490           --
Fair value of options and warrants               --           --      158,890           --
Net loss                                         --           --           --           --
                                         -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2001                  16,070,238        1,607    6,668,151      (25,000)

Net loss                                         --           --           --           --
                                         -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2002                  16,070,238        1,607    6,668,151      (25,000)

Conversion of debt (March 2003 at
  $.001 per share)                       30,000,000        3,000       27,000           --
Write-off of stock subscription
  receivable                                     --           --           --       25,000
Net loss                                         --           --           --           --
                                         -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2003                  46,070,238        4,607    6,695,151           --

Net loss                                         --           --           --           --
                                         -----------  -----------  -----------  -----------
BALANCE, SEPTEMBER 30, 2003              46,070,238   $    4,607   $6,695,151   $       --
                                         ===========  ===========  ===========  ===========

                 See accompanying notes to condensed financial statements.

                                             6


                                    NURESCELL INC.
                         (A Company in the Development Stage)

                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY

          FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO SEPTEMBER 30, 2003

                                           Treasury      Accumulated
                                            Stock          Deficit          Total
                                         -------------   -------------   -------------
BALANCE, MARCH 31, 2000                  $    (30,000)   $ (7,090,718)   $   (989,635)

Issuance of common stock
  Exercise of stock options (May 2000
    at $1.00 per share)                            --              --           7,500
  Exercise of stock options (June 2000
    at $0.25 per share)                            --              --              --
  Settlement of lawsuit (August 2000
    at $1.03 per share)                            --              --          35,061
  Settlement of lawsuit (February 2001
    at $0.34 per share)                            --              --          17,190
  Conversion of debt (August 2000 at
    $0.53 per share)                               --              --         132,500
  Conversion of debt (January 2001 at
    $0.29 per share)                               --              --         100,034
  To employee (August 2000 at $0.62
    per share)                                     --              --          62,500
Fair value of options and warrants                 --              --         158,890
Net loss                                           --      (1,037,792)     (1,037,792)
                                         -------------   -------------   -------------
BALANCE, MARCH 31, 2001                       (30,000)     (8,128,510)     (1,513,752)

Net loss                                           --      (2,318,071)     (2,318,071)
                                         -------------   -------------   -------------
BALANCE, MARCH 31, 2002                       (30,000)    (10,446,581)     (3,831,823)

Conversion of debt (March 2003 at
  $.001 per share)                                 --              --          30,000
Write-off of stock subscription
  receivable                                       --              --          25,000
Net loss                                           --        (449,328)       (449,328)
                                         -------------   -------------   -------------
BALANCE, MARCH 31, 2003                       (30,000)    (10,895,909)     (4,226,151)

Net loss                                           --        (145,372)       (145,372)
                                         -------------   -------------   -------------
BALANCE, SEPTEMBER 30, 2003              $    (30,000)   $(11,041,281)   $ (4,371,523)
                                         =============   =============   =============

               See accompanying notes to condensed financial statements.

                                           7


                                          NURESCELL INC.
                               (A Company in the Development Stage)

                                     STATEMENTS OF CASH FLOWS
                                            (UNAUDITED)

                                                                                     For the Period
                                                       For the Six Months Ended     from May 12, 1998
                                                                                   (Date of Inception)
                                                     -----------------------------   to September 30,
                                                         2003            2002             2003
                                                     -------------   -------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                           $   (145,372)   $   (197,699)   $(11,041,281)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
      Depreciation                                             --           7,778          60,145
      Bad debts                                                --              --          33,700
      Inventory write-down                                     --              --          64,537
      Write-off of intangible assets                           --              --          87,944
      Amortization of discount on notes payable                --              --         556,579
      Loss on abandonment of computer software                 --              --          39,026
      Issuance of stock for services and                       --              --       4,380,882
        settlement                                             --              --         880,646
      Fair value of options and warrants                       --              --        (280,000)
  Changes in Assets (Increase) Decrease:
    Accounts receivable - related party                        --              --          (8,700)
    Inventory                                                  --              --         (64,537)
  Changes in Liabilities Increase (Decrease):
    Accounts payable                                        6,501           7,440         302,900
    Accrued expenses                                      158,027         244,577       1,660,647
    Accrued termination fee                                    --              --       1,000,000
    Unearned revenue                                     (100,000)       (100,000)        350,000
                                                     -------------   -------------   -------------
      NET CASH USED IN OPERATING ACTIVITIES               (80,844)        (37,904)     (1,977,512)
                                                     -------------   -------------   -------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                          --              --         (99,171)
  Acquisition of intangibles                                   --              --         (87,944)
                                                     -------------   -------------   -------------
      NET CASH USED IN INVESTING ACTIVITIES                    --              --        (187,115)
                                                     -------------   -------------   -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from sale of common stock                           --              --       1,018,000
  Prepaid financing costs                                      --              --         (96,349)
  Proceeds from stockholders and former officers
    loan - net                                             78,662          37,904         370,919
  Proceeds from issuance of convertible notes                  --              --         875,000
                                                     -------------   -------------   -------------
     NET CASH PROVIDED BY FINANCING ACTIVITIES             78,662          37,904       2,167,570
                                                     -------------   -------------   -------------
NET DECREASE IN CASH                                       (2,182)             --           2,943

CASH - BEGINNING OF YEAR                                    5,125              --              --
                                                     -------------   -------------   -------------
CASH - END OF PERIOD                                 $      2,943   $         --    $       2,943
                                                     =============   =============   =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
--------------------------------------------------

  Cash paid during the year for:
    Interest                                         $         --    $         --    $      7,359
                                                     =============   =============   =============
    Income taxes                                     $         --    $         --    $      1,600
                                                     =============   =============   =============

                     See accompanying notes to condensed financial statements.

                                                 8

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

Nurescell Inc. (the "Company") is a development stage company that was formed in 1998 for the purpose of developing and commercially exploiting a proprietary radiation shielding technology (the "Nurescell Technology") for use by the nuclear power industry and others producing, handling or storing radioactive materials. The Nurescell Technology material, which is comprised of a unique composite of materials, was designed for incorporation into the structural components of new and existing nuclear reactors and other facilities in order to provide a cost-effective safeguard from the lethal effect of radiation while achieving a minimal disruption to existing facilities. In addition, it was expected to provide an innovative shielding material for various other purposes, including nuclear accelerator and defense research applications. To date, the Company has failed to generate any significant revenue from the Nurescell Technology. Having exhausted all of its funding and without any source of revenue, the Company has been forced to reduce its operations to a minimal level. On March 21, 2003, the Company entered into a Restructure Agreement (the "Restructure Agreement") with Triton Private Equities Fund, L.P. ("Triton"), Advanced Technology Industries, Inc. ("ATI") (a related party) and ATI's subsidiary, ATI Nuklear AG ("AG"), pursuant to which Triton has taken control of the Company and the Company will divest itself of the Nurescell Technology, as described in more detail below.

The Restructure Agreement provides for the transfer by the Company to ATI or AG of all right, title and interest in and to the Nurescell Technology in return for the cancellation by ATI and AG of all debts and other obligations owed to either of them by the Company (the "ATI Obligations"), consisting primarily of a $1 million promissory note, plus interest, secured by the Nurescell Technology (among other things) and approximately $200,000 in short-term cash advances and payments made by ATI to or on behalf of the Company. The Restructure Agreement also provides for conversion of the Company's notes payable to Triton, which will give Triton a controlling interest in the Company.

The Restructure Agreement contains various customary provisions relating to the Company, ATI and AG. Those provisions include, among other things, representations and warranties with respect to (i) the execution and enforceability of the Restructure Agreement and (ii) title to, and absence of liens on, the Nurescell Technology. The preparation and circulation of an Information Statement to the Company's stockholders is a condition to the completion of the Restructure Agreement, and, subject to certain provisions of the Restructure Agreement, it is expected that such completion will occur 23 days after the Information Statement is sent or given to the Company's stockholders. At this time, it is anticipated that the transfer of the Nurescell Technology pursuant to the Restructure Agreement will take place in the first quarter of 2004. In light of AG's security interest in the Nurescell Technology in connection with the ATI obligations, the parties have agreed that the transfer of the Nurescell Technology pursuant to the Restructure Agreement constitutes a transfer of collateral pursuant to Section 9609 of the California Uniform Commercial Code.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS (CONTINUED)

Following the transfer of the Nurescell Technology, the Company expects to have essentially no assets. However, after that transfer, as well as certain anticipated conversions of outstanding debt into common stock, it is expected that the Company will be left with only approximately $228,000 in liabilities. It is expected that those remaining liabilities will either be settled for cash using funds provided by Triton or paid with funds provided by a third party in conjunction with a possible merger or other consolidation with the Company (which is currently being investigated by Triton). As the transfer of the Nurescell Technology will involve a transfer of assets in return for cancellation of certain indebtedness, the Company's current stockholders will receive no payment as a result of that transfer and will retain their equity interests in the Company following the consummation of the transaction. For accounting purposes, the Company will treat the transfer of the Nurescell Technology as an exchange for the extinguishment of debt. Since the Company and ATI are related parties, any gain resulting from this Restructure Agreement will be accounted for on the closing date as an increase to paid-in capital.

The transfer of the Nurescell Technology for the debt does not result in a gain or loss for this extinguishment transaction in the Company's financial statements. Accounting Principles Board Opinion ("APB") No. 26 provides that extinguishment transactions between related parties are a capital transaction. Any difference between the historical carrying value of the technology asset and the debt extinguished will be reflected through additional paid-in-capital.

As part of the Restructure Agreement, the remaining unearned revenue on the license agreement with AG will not result in a gain or loss, but the remaining amount will be reflected through additional paid-in capital.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, as shown in the accompanying financial statements, the Company is in the development stage and has incurred losses from operations since inception. As of September 30, 2003, the Company had an accumulated deficit since inception of $11,041,281. All of the factors discussed above raise substantial doubt about the Company's ability to continue as a going concern.

Management's business plan will require additional financing. To support its operations during the year ended September 30, 2003, the Company borrowed monies from officers and certain stockholders in the amount of $78,662.

The Company is actively seeking a merger or other business combination with a private company. The Company's ability to continue as a going concern is dependent upon additional financing, restructuring its existing liabilities, and the successful completion of a merger or other business combination. No assurance can be given that the Company will be successful in locating a candidate for a merger or other business combination and/or completing such transaction. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 - MANAGEMENT REPRESENTATION

The financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information normally included in the financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that the financial statements be read in conjunction with the audited financial statements and notes for the fiscal year ended March 31, 2003 included in the Company's annual report on Form 10-KSB. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation, have been included. The interim results are not necessarily indicative of the results for the full year.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - NEW PRONOUNCEMENTS

As permitted under SFAS No. 148, "Accounting for Stock-Based Compensation - Transaction and Disclosure"' which amended SFAS No. 123, "Accounting for Stock-Based Compensation", the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation arrangements as defined by Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees", and related interpretations including FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation", an interpretation of APB. 25. No stock-based employee compensation cost is reflected in operations, as all options granted under those plans have an exercise price equal to or above the market value of the underlying common stock on the date of grant. The follow table illustrates the effect on net loss and net loss per share if the Company had applied the fair value recognition provisions of SFAS 123 to stock-based employee compensation:

                                                          Six Months Ended
                                                            September 30,
                                                         2003           2002
                                                      -----------    -----------

Net loss attributable to common shareholders
 As reported                                          $ (145,372)    $ (197,699)
 Less:  Stock-based employee compensation
  expense determined under fair value-based
  method for all awards                                       --             --
                                                      -----------    -----------
 Pro forma                                            $ (145,372)   $ (197,699)
                                                      ===========    ===========
Basic and diluted net loss per share
 As reported
        Continuing operations                         $    (0.00)    $    (0.00)
        Discontinued operations                            (0.00)         (0.01)
                                                      ===========    ===========
 Net loss per share                                   $    (0.00)    $    (0.01)
                                                      ===========    ===========
 Pro forma
        Continuing operations                         $    (0.00)    $    (0.00)
        Discontinued operations                            (0.00)         (0.01)
                                                      ===========    ===========
 Net loss per share                                   $    (0.00)    $    (0.01)
                                                      ===========    ===========

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The statement amends and clarifies accounting for derivative instruments, including certain derivatives instruments embedded in other contracts and for hedging activities under SFAS
133. This Statement is effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003 the guidance should be applied prospectively. The provisions of this Statement that relate to SFAS 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with respective effective dates. In addition, certain provisions relating to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to existing contracts as well as new contracts entered into after June 30, 2003. The adoption of SFAS No. 149, which became effective for contracts entered into or modified after June 30, 2003, did not have any impact on the Company's financial position, results of operations or cash flows.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"). SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS 150 became effective for financial instruments entered into or modified after May 31, 2003, and otherwise became effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have any impact on the Company's consolidated results of operations, financial position or cash flows.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 4 - DISCONTINUED OPERATIONS

In the Restructure Agreement, the Company has agreed to transfer the Nurescell Technology to AG upon the occurrence of certain conditions. Accordingly, the Company's operations have been reflected as discontinued operations in the accompanying statements of operations.

The following information summarizes the operating results of the Nurescell Technology for the periods indicated below:

                                                                                                       For the
                                                                                                     Period from
                                                                                                    May 12, 1998
                                         For the Three Months         For the Six Months Ended        (Date of
                                          Ended September 30,               September 30,           Inception) to
                                    -----------------------------   -----------------------------   September 30,
                                        2003            2002            2003            2002             2003
                                    -------------   -------------   -------------   -------------   -------------
OPERATING RESULTS:
  Revenue - net                     $         --    $         --    $         --    $         --    $         --

GROSS PROFIT (LOSS)                           --              --              --              --              --

OPERATING EXPENSES:
  Research and development                    --              --              --              --         472,476
  General and administrative              17,215          59,920          17,215          59,920       8,324,107
  Depreciation                                --           3,889              --           7,778          58,923
  Interest expense - net                  76,853          77,599         158,035         156,796       1,649,861
  Termination fee                             --              --              --              --       1,000,000
  Loss on inventory write down                --              --              --              --          64,537
  Write-off of intangible assets              --              --              --              --          87,944
  Loss on abandonment of computer
    Software                                  --              --              --              --          39,026
  Gain on conversion of debt                  --              --              --              --        (280,000)
                                    -------------   -------------   -------------   -------------   -------------
    TOTAL OPERATING EXPENSES              94,068         141,408         175,250         224,494      11,416,874
                                    -------------   -------------   -------------   -------------   -------------
LOSS FROM OPERATIONS                     (94,068)       (141,408)       (175,250)       (224,494)    (11,416,874)

OTHER INCOME
  License fee revenue                     50,000          50,000         100,000         100,000         646,661
                                    -------------   -------------   -------------   -------------   -------------

LOSS FROM DISCONTINUED OPERATIONS   $    (44,068)   $    (91,408)   $    (75,250)   $   (124,494)   $(10,770,213)
                                    =============   =============   =============   =============   =============

Additionally, liabilities associated with the discontinued operations include the following at September 30, 2003:

Convertible notes payable - ATI (related party)              $1,000,000
Convertible notes payable - Triton (related party)              690,000
Due to stockholders and former officers                         370,919
Accrued expenses                                              1,660,647
Unearned revenue                                                350,000
                                                             -----------
                                                                      $4,071,566
                                                             ===========

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 5 - ACCRUED EXPENSES

Accrued expenses consist of the following at September 30, 2003:

       Accrued directors' fees $ 58,000 Accrued salary 521,937 Accrued interest and penalties -($1,000,408 related parties) 1,034,026 Accrued payroll taxes 5,476 Other advances 41,208
                                                                     -----------
                                                                      $1,660,647
                                                                     ===========

NOTE 6 - DEFAULTS UPON SENIOR SECURITIES

On December 15, 1999 and February 8, 2000, respectively, the Company issued two convertible promissory notes to Triton, each with a face value of $385,000 and bearing interest at 8% per annum. As of September 30, 2003, the combined outstanding principal balance of those notes was $690,000. On December 1, 2001, the Company defaulted with respect to those notes. The parties expect to remedy the default pursuant to the terms of the Restructure Agreement

NOTE 7 - LOSS PER SHARE

Securities that could potentially dilute basic earnings per share ("EPS") in the future, and were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented, consist of the following:

                                                        As of September 30,
                                                   -----------------------------
                                                       2003             2002
                                                   -------------   -------------
Option to purchase common stock                               --              --
Warrants to purchase common stock                             --         100,000
Common stock reserved for the conversion of
  note payable to ATI                                 15,000,000      15,000,000
Convertible notes payable (assumed conversion
  at September 30, 2003 at a market price of $.001
  and at September 30, 2002 at a market price of
  $.02)                                            2,069,027,000     206,592,000
Accounts payable, accrued expenses and due to
  stockholders & former officers ($722,458)           72,246,000              --
                                                   -------------   -------------
Totals                                             2,156,273,000     221,692,000
                                                   =============   =============
                                       13

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

THIS SECTION CONTAINS FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS REGARDING THE COMPANY'S PROSPECTS FOR CONTINUED OPERATION AND EXISTENCE AND STATEMENTS REGARDING THE COMPANY'S PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS. THOSE FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF RISKS, FACTORS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS AND PERFORMANCE TO DIFFER MATERIALLY FROM THOSE REFERRED TO IN THE FORWARD-LOOKING STATEMENTS. THOSE RISKS, FACTORS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE COMPANY'S HISTORY OF NET LOSSES, UNCERTAINTY AS TO THE AVAILABILITY OF REQUIRED FUNDING AND UNCERTAINTY AS TO THE COMPANY'S ABILITY TO MAINTAIN OPERATIONS AT ANY LEVEL. THE CAUTIONARY STATEMENTS MADE IN THIS SECTION SHOULD BE READ AS BEING APPLIED TO ALL RELATED FORWARD-LOOKING STATEMENTS WHEREVER THEY APPEAR IN THIS DOCUMENT. THIS SECTION SHOULD BE READ IN CONJUNCTION WITH THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2003.

PLAN OF OPERATION

The Company is a development stage company, with its operations to date principally consisting of research, development, testing and marketing of its radiation shielding technology (the "Nurescell Technology"). From inception to September 30, 2003, the Company obtained approximately $915,500 in financing through the sale of equity securities in two private offerings and approximately $102,500 through the exercise of stock options, as well as $875,000 through the issuance of convertible promissory notes (the "Notes") to Triton Private Equities Fund, L.P. ("Triton"). In addition, the Company has received $254,022 in advances from shareholders and former officers and $116,897 from Triton through September 30, 2003. The Company utilized all of those funds to (i) commence and pursue patent applications for the Nurescell Technology, (ii) identify, negotiate and finalize suitable research, development and testing contracts, (iii) identify, negotiate and finalize marketing consulting contracts and (iv) provide working capital for the ongoing administrative and financing acquisition costs of the Company.

The Company has incurred losses since inception, including a net loss of $145,372 for the six months ended September 30, 2003. From May 12, 1998 (inception) through September 30, 2003, the Company has had a cumulative loss of $11,041,281.

Despite its efforts, the Company has failed to generate any significant revenue from the Nurescell Technology. Having exhausted all of its funding and without any source of revenue, the Company has been forced to reduce its operations to a minimal level. Faced with increasing pressure from Triton regarding the Company's obligations under the Notes, on March 21, 2003, the Company entered into a Restructure Agreement (the "Restructure Agreement") with Triton, Advanced Technology Industries, Inc. ("ATI") and ATI's subsidiary, ATI Nuklear AG, pursuant to which Triton has taken control of the Company and the Company will divest itself of the Nurescell Technology (which is now expected to occur in the first quarter of 2004). In connection with the Restructure Agreement, the Company's Nurescell Technology operations have been reflected as discontinued operations in the accompanying financial statements. At this time, the Company believes that for the foreseeable future Triton will provide funding for at least minimal Company operations (including continued reporting under the Securities Exchange Act of 1934) while it determines whether the Company has value as a candidate in a merger or other business combination (on terms that may or may not be favorable to the Company's existing shareholders). It is not expected, however, that Triton's funding will continue indefinitely. Should Triton eventually determine that the Company has no value that would justify continued funding, it is expected that the Company will be required to discontinue operations entirely, seek protection under federal bankruptcy laws, or both.

RESULTS OF OPERATIONS FOR THE THREE-MONTH PERIODS ENDED SEPTEMBER 30, 2003 AND 2002.

The Company had net sales of $0 for both the three-month period ended September 30, 2003 and the three-month period ended September 30, 2002. As the Company has been in the development stage, revenue generated since inception has been minimal.

Operating expenses of $4,207 for the three-month period ended September 30, 2003 decreased from the operating expenses of $7,238 for the three-month period ended September 30, 2002. Those operating expenses reflect an ongoing reduction in general and administrative expenses, which is primarily attributable to significant decreases in overhead, including salaries, rent, travel and legal expenses, as the Company continues its operations at a minimal level.

Interest expense of $76,853 for the three-month period ended September 30, 2003 was almost the same as the interest expense of $77,599 for the three-month period ended September 30, 2002. These expenses pertain to Nurescell Technology discontinued operations.

Licensing fees of $50,000 were earned in the three months ended September 30, 2003 and 2002. The licensing fee pertains to Nurescell Technology discontinued operations.

RESULTS OF OPERATIONS FOR THE SIX-MONTH PERIODS ENDED SEPTEMBER 30, 2003 AND
2003:

The Company had sales of $ 0 for the six-month period ended September 30, 2003 and for the six-month period ended September 30, 2002. As the Company has been in the development stage, revenue generated since inception has been minimal.

Operating expenses of $70,122 for the six-month period ended September 30, 2003 were almost the same as the operating expenses of $73,205 for the six-month period ended September 30, 2002.

Interest expense of $158,035 for the six-month period ended September 30, 2003 was almost the same as the interest expense of $156,796 for the six-month period ended September 30, 2002. These expenses pertain to Nurescell Technology discontinued operations.

Licensing fees of $100,000 were earned in the six-month period ended September 30, 2003 and for the six-month period ended September 30, 2002. The licensing fee pertains to Nurescell Technology discontinued operations.

As a result of the above factors, the net loss for the six-month period ended September 30, 2003 was $145,372, or $.00 per share, as compared to a net loss of $197,699, or $.01 per share, for the six-month period ended September 30, 2002.

FINANCIAL POSITION.

Total assets decreased from $5,125 at March 31, 2003 to $2,943 at September 30, 2003. The decrease is primarily attributed to general and administrative expenses.

Total liabilities increased from $4,231,276 at March 31, 2003 to $4,374,466 at September 30, 2003. The increase is primarily attributed to an increase in accrued expenses of $158,029 and an increase in accounts payable of $6,500. In addition, the Company received from Triton $78,662 in advances. The Company also reduced unearned revenue by $100,000.

Shareholders' deficit increased from $4,226,151 at March 31, 2003 to $4,371,523 at September 30, 2003. The increase was caused by the net loss of $145,372 for the six-month period ended September 30, 2003.

LIQUIDITY AND CAPITAL RESOURCES.

The Company requires significant funding for continued operations, even at minimal levels. At this point, the amount of expenditures required to maintain operations far exceeds existing cash, which was $2,943 at September 30, 2003.

The Company's cash flow used in operating activities decreased from $37,904 for the six-month period ended September 30, 2002 to $2,182 for the six-month period ended September 30, 2003. This is primarily attributed to decreases in general and administrative expenses, which were primarily attributable to a significant decrease in overhead, including salaries, rent, travel, and legal expenses, as the Company continues its operations at a minimal level.

During the six-month period ended September 30, 2003, the Company has obtained liquidity primarily from cash on hand.

The Company's financial statements for the six-months ended September 30, 2003 have been prepared assuming the Company will continue as a going-concern. As noted in the Company's financial statements for the year ended March 31, 2003, as filed with the Company's report on Form 10-KSB for that period, the presence of significant losses, negative cash flows and limited working capital, together with the uncertainties associated with the ability of the Company to obtain additional capital, raise substantial doubts as to the Company's ability to continue as a going-concern. The Company's ability to continue as a going-concern will be questionable until such time as it is able to generate sufficient revenues in excess of expenses to sustain its normal business activities. Until that time, the Company will depend on its ability to raise additional capital through either loans or equity or debt offerings. There can, however, be no guarantee that such financing will be obtained or that any additional financing will be available on terms favorable to the Company or its shareholders, if at all. As noted above, the Company believes that for the foreseeable future Triton will provide funding for at least minimal Company operations while it determines whether the Company has value as a candidate in a merger or other business combination. It is not expected, however, that Triton's funding will continue indefinitely. Should Triton eventually determine that the Company has no value that would justify continued funding, it is expected that the Company will be required to discontinue operations entirely, seek protection under federal bankruptcy laws, or both.

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

ITEM 3. CONTROLS AND PROCEDURES

The Company's Chief Executive Officer and Chief Financial Officer has conducted an evaluation of the Company's disclosure controls and procedures as of the filing of this quarterly report. Based on his evaluation, the Company's Chief Executive Officer and Chief Financial Officer has concluded that the Company's disclosure controls and procedures are effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the applicable Securities and Exchange Commission rules and forms.

Subsequent to the evaluation, there were no significant changes in the Company's internal controls or in other factors that could significantly affect those controls, nor were any corrective actions required with regard to significant deficiencies and material weaknesses.

PART II - OTHER INFORMATION

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

On December 15, 1999 and February 8, 2000, respectively, the Company issued the Notes to Triton, each with a face value of $385,000 and bearing interest at 8% per annum. As of September 30, 2003, the outstanding principal balance on the Notes was $690,000 and accrued interest and penalties were $856,396. On December 1, 2001, the Company defaulted with respect to the Notes. The parties expect to remedy the default pursuant to the terms of the Restructure Agreement

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K.

(a) The following Exhibits are attached hereto:

Exhibit Number                             Description
--------------                             -----------

    2 Restructure Agreement between the Company, Triton Private Equities Fund, L.P., Advanced Technology Industries, Inc. and ATI Nuklear AG dated as of March 21, 2003 (1)

    3.1           Articles of Incorporation, as amended (2)

    3.2           Bylaws (2)

    4.1 Form of $385,000 Series 1999-A Convertible Promissory Note due December 1, 2001 (3)

    4.2 Form of $385,000 Series 2000-A Convertible Promissory Note due December 1, 2001 (4)

    4.3 Secured Promissory Note dated September 30, 2001 for $1,000,000 from the Company to ATI Nuklear AG (5)

    4.4 Securities Purchase Agreement between the Company and Triton Private Equities Fund, L.P. dated December 15, 1999 (3)

    4.5 Securities Purchase Agreement between the Company and Triton Private Equities Fund, L.P. dated February 8, 2000 (4)

    4.6 Registration Rights Agreement between the Company and Triton Private Equities Fund, L.P. dated December 15, 1999 (3)

    4.7 Registration Rights Agreement between the Company and Triton Private Equities Fund, L.P. dated February 8, 2000 (4)

    4.8 Promissory Note dated April 6, 2000 for $165,000 from the Company to the Glenn A. Cramer Separate Property Trust (4)

    4.9 Promissory Note dated May 1, 2000 for $82,500 from the Company to the Glenn A. Cramer Separate Property Trust (4)

    4.10 Promissory Note dated June 1, 2000 for $82,500 from the Company to the Glenn A. Cramer Separate Property Trust (4)

    10.1 Consulting Agreement between the Company and John Longenecker dated June 26, 1998 (2)

    10.2 Form of Stock Option Agreement between the Company and its officers and directors (2)

    10.3          1998 Stock Option Plan (2)

    10.4 Form of Indemnification Agreement between the Company and its officers and directors (2)

    10.5 Consulting Agreement between the Company and Shelby T. Brewer dated December 1, 1999 (4)

    10.6 Investment Agreement between the Company and Nurescell AG dated August 17, 2000 (6)

    10.7 License Agreement between the Company and Nurescell AG dated as of August 15, 2000 (6)

    10.8 Registration Rights Agreement between the Company and Nurescell AG dated August 15, 2000 (6)

    10.9 Modified License Agreement between the Company and Advanced Technology Industries, Inc. Dated as of June 11, 2001 (7)

    10.10 Transaction Restructure Agreement between the Company, Advanced Technology Industries, Inc. and ATI Nuklear AG dated as of September 30, 2001 (8)

    10.11 Convertible Promissory Note dated March 21, 2003 from the Company to Triton Private Equities Fund, L.P. (9)

    10.12 Consulting Agreement dated as of April 1, 2003 between the Company, Larry Shatsoff and Triton Private Equities Fund, L.P.
                  (9)

    10.13         2003 Stock Compensation Plan (10)

    31            Rule 13a-14(a)/15d-14(a) Certifications.

    32            Section 1350 Certifications

---------------

    (1) Incorporated by reference from the Company's Report on Form 10-QSB for the quarter ended December 31, 2002 (File No. 0-25377)

    (2) Incorporated by reference from the Company's Registration Statement on Form 10-SB (File No. 0- 25377).

    (3) Incorporated by reference from the Company's Report on Form 10-QSB for the quarter ended December 31, 1999 (File No. 0-25377)

    (4) Incorporated by reference from the Company's Report on Form 10-KSB for the year ended March 31, 2000 (File No. 0-25377)

    (5) Incorporated by reference from the Company's Report on Form 10-QSB for the quarter ended September 30, 2001 (File No. 0-25377)

    (6) Incorporated by reference from the Company's Report on Form 10-QSB for the quarter ended September 30, 2000 (File No. 0-25377)

    (7) Incorporated by reference from the Company's Report on Form 10-QSB for the quarter ended June 30, 2001 (File No. 0-25377)

    (8) Incorporated by reference from the Company's Report on Form 8-K dated September 30, 2001 (File No. 0-25377)

    (9) Incorporated by reference from the Company's Report on Form 10-KSB for the year ended March 31, 2003 (File No. 0-25377)

    (10) Incorporated by reference from the Company's Registration Statement on Form S-8 (File No. 333-107430)

         (b) No reports on Form 8-K were filed during the Company's fiscal quarter ended September 30, 2003.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: NOVEMBER 10, 2003                         NURESCELL, INC.

                                                BY: /S/ LAWRENCE SHATSOFF
                                                --------------------------------
                                                LAWRENCE SHATSOFF, PRESIDENT AND
                                                CHIEF FINANCIAL OFFICER

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